UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-07443
Name of Registrant:	Vanguard Whitehall Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Heidi Stam, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2014 – April 30, 2015

Item 1: Reports to Shareholders

Semiannual Report | April 30, 2015

Vanguard Selected Value Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	10
Performance Summary.	11
Financial Statements.	12
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangements.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended April 30, 2015
Total
Returns
Vanguard Selected Value Fund	4.22%
Russell Midcap Value Index	3.83
Mid-Cap Value Funds Average	5.07
Mid-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2014, Through April 30, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Selected Value Fund	$29.49	$29.08	$0.404	$1.169

1

Chairman’s Letter

Dear Shareholder,

Growth stocks overtook their value counterparts as the broad U.S. stock market decelerated over the six-month period ended April 30, 2015. At the same time, mid-capitalization stocks surpassed both large- and small-caps.

In this environment, Vanguard Selected Value Fund, which resides firmly in the mid-cap value category, posted solid results. It returned about 4%, a bit ahead of its benchmark, the Russell Midcap Value Index, but behind the average return of its mid-cap value peers.

Compared with the benchmark, the fund’s performance was distinguished by its consumer discretionary, health care, and industrial holdings. Its financial and energy stocks, however, restrained relative results. So did its cash position, which was more than 6% at the period’s close.

U.S. stocks closed higher despite fluctuating returns

U.S. stocks returned almost 5% for the six months, despite stretches of shakiness. In two of those months, stocks declined. In two others, they were virtually unchanged or gained less than 1%. February’s surge of almost 6%, the largest monthly gain since October 2011, lifted overall results for the period.

The Federal Reserve’s careful approach to potentially raising short-term interest rates helped stocks along, as did monetary stimulus efforts by other nations’ central

2

banks. These factors offset concerns that included Greece’s debt crisis and the negative effect of the strong U.S. dollar on the profits of U.S.-based multinational companies.

For U.S. investors, international stocks returned about 6%. Still, results were restrained by the dollar’s strength against many foreign currencies. Returns for the developed markets of the Pacific region, led by Japan, exceeded those of Europe and emerging markets. (You can read about Vanguard’s assessment of Japan’s economy in Japan: The Long Road Back to Inflation, available at vanguard.com/ research. This is part of the Global Macro Matters series produced by our economists.)

Stimulus policies and demand have driven up bond prices

Like equities, bonds have benefited from accommodative monetary policies from the world’s central banks. Investor demand for the perceived safety of fixed income assets has also boosted bond returns.

The broad U.S. taxable bond market returned 2.06% for the period, and the yield of the 10-year U.S. Treasury note ended April at 2.04%, down from 2.31% six months earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –4.83% as foreign currencies’ weakness relative to the dollar

Market Barometer

	Total Returns
	Periods Ended April 30, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	4.75%	13.00%	14.47%
Russell 2000 Index (Small-caps)	4.65	9.71	12.73
Russell 3000 Index (Broad U.S. market)	4.74	12.74	14.33
FTSE All-World ex US Index (International)	6.00	3.53	6.40

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.06%	4.46%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	1.17	4.80	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.05

CPI
Consumer Price Index	-0.35%	-0.20%	1.65%

3

affected results. For international bonds hedged to eliminate the effect of changes in currency exchange rates, returns were positive.

Returns of money market funds and savings accounts remained checked by the Fed’s target of 0%–0.25% for short-term interest rates.

Consumer discretionary, health care were key to Selected Value’s results

Vanguard Selected Value Fund’s patient approach often results in a portfolio that looks and behaves unlike the benchmark it is attempting to beat. The fund’s three advisors––Barrow, Hanley, Mewhinney & Strauss; Donald Smith & Co.; and Pzena Investment Management––rely on intense research to identify companies that have been shunned or overlooked by the market.

Operating independently, the advisors make a solid commitment to the companies that meet their strict criteria. This allegiance will generally last until the stock’s outlook is no longer as positive or its value has become more fully recognized by investors. Periods of underperformance are a by-product of the advisors’ commitment and conviction.

Although the fund lagged its peers during the period, the advisors’ choices helped its performance compared with the benchmark. Consumer discretionary stocks

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Selected Value Fund	0.44%	1.29%

The fund expense ratio shown is from the prospectus dated February 25, 2015, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2015, the fund’s annualized expense ratio was 0.37%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Mid-Cap Value Funds.

4

continued to propel results as selections among automotive parts manufacturers and apparel retailers and manufacturers excelled.

The fund’s health care stocks, which had trailed the benchmark for the 12 months before the start of this period, forged comfortably ahead this time around. Solid results from individual companies in the health care distribution, services, and managed care segments more than offset a lack of exposure to several pharmaceutical firms that strongly advanced.

The industrial sector, one of the most sensitive to U.S. and global economic conditions, experienced tepid growth; however, a handful of holdings in the airlines, building products, and aerospace and defense categories did well.

One of the fund’s weakest showings came from its largest sector, financials, which can be quite susceptible to the economy’s rhythms. The fund’s financial stocks struggled to finish in positive territory and lagged those of the benchmark. Its consumer finance firms and REITs (real estate investment trusts) had negative results, and its banks and asset managers underperformed. Not owning some thriving asset managers and brokerage companies also detracted.

Two of the fund’s industry sectors—utilities and energy—had negative returns. The fund’s allocation to utilities was relatively small, but its energy holdings and exposure hindered performance. The drop in oil prices affected most of the industry, and the fund’s drilling, exploration and production, storage and transportation, and equipment and services firms suffered.

You can find more information on the fund’s positioning and performance during the fiscal half year in the Advisors’ Report that follows this letter.

Promoting good corporate governance is one way we protect your interests

Our core purpose is “to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.” This involves more than offering smart investments, trustworthy guidance, and low fees. It also means working with the companies held by Vanguard funds to make sure that your interests remain paramount.

How do we meet that responsibility?

As one of the world’s largest investment managers, we are making our voice heard in corporate boardrooms to promote the highest standards of stewardship. Our advocacy encompasses a range of issues, including executive compensation and succession planning, board composition and effectiveness, oversight of strategy and risk, and communication with shareholders.

We also exert our influence in a very important way when Vanguard funds cast their proxy votes at companies’ shareholder meetings.

5

Most of these votes occur at this time of year, making it an appropriate time to remind you that we work hard to represent your best interests. Good governance, we believe, is essential for any company seeking to maximize its long-term returns to shareholders. You can learn more about our efforts at vanguard.com/ corporategovernance.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 15, 2015

Advisors’ Report

For the six months ended April 30, 2015, Vanguard Selected Value Fund returned 4.22%. Your fund is managed by three independent advisors. This provides exposure to distinct yet complementary investment approaches, enhancing the fund’s diversification. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets each manages, and a brief description of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal period and of how portfolio positioning reflects this assessment. These comments were prepared on May 21, 2015.

Barrow, Hanley, Mewhinney &
Strauss, LLC

Portfolio Managers:

James P. Barrow,
Executive Director

Mark Giambrone,
Managing Director

Stocks advanced moderately in the last six months as the market struggled to balance improving economic data with the prospects for rising interest rates and the strong dollar. This type of environment often produces solid results for value stocks with high dividend yields. We are positioning the portfolio for continued modest economic data and to benefit from the rising rates that should follow. Therefore, our largest

Vanguard Selected Value Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	63	6,505	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the market
			average and dividend yields above the market average.
Donald Smith & Co., Inc.	22	2,300	Conducts fundamental research on the lowest
			price-to-tangible book value companies. Research
			focuses on underlying quality of book value and assets,
			and on long-term earnings potential.
Pzena Investment Management,	13	1,336	Uses a fundamental, bottom-up, deep-value-oriented
LLC			investment strategy. Seeks to buy good businesses at
			low prices, focusing exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Cash Investments	2	174	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a cash position.

7

positions are in the portion of the financial sector where higher rates will mean higher profits, as well as in those sectors that do well during economic uplifts, such as industrials and consumer discretionary.

We are underweighted in information technology, utilities, materials, and REITs (real estate investment trusts). We believe traditional yield plays such as utilities and REITs have had substantial runs in the current low-interest rate environment. Thus, they have very little room for valuation upside or meaningful yield, and we see considerable risk to these valuation levels should interest rates rise.

Donald Smith & Co., Inc.

Portfolio Managers:

Donald G. Smith,
Chief Investment Officer

Richard L. Greenberg, CFA,
Senior Vice President

Our portfolio continues to meet our criteria of owning a concentrated selection of low price-to-tangible book value stocks with attractive long-term earnings potential. It currently sells at 112% of tangible book value and 8.7 times our estimate of normalized earnings. In contrast, the Standard & Poor’s 500 Index sells at more than 500% of tangible book value and 17 times normalized earnings.

For the past six months, our largest holding, Micron Technologies, detracted most from performance, declining 15% after a spectacular run that saw the stock rise about 400% from the beginning of 2013. A slackening in demand for personal computers led to pricing weakness in PC DRAM, a product that accounts for more than 20% of Micron’s sales. We believe that the memory industry has undergone a structural change, shrinking to only three to four competitors, and that supply/ demand imbalances will be short-lived. Micron sells at only 10 times this year’s estimate and 9 times our normalized 2-to 4-year earnings estimate.

The fall in energy prices (oil, gas, coal) led to sharp declines in our energy stocks, including NRG Energy, Noble, Peabody Energy, Tidewater, and WPX Energy. On the positive side, JetBlue was a standout (77.9%), benefiting from both lower oil prices and the success of its extensive restructuring program. Insurance companies XL Group, CNA, Validus, Everest Re Group, and Unum also boosted results.

We eliminated Exelon from the portfolio and reduced our holdings in companies that performed well, including New Gold, Royal Caribbean, Valero Energy, and XL Group. We increased our positions in Aercap Holdings, Kinross Gold, and Unum but added no new names during the period.

Our largest industry weighting was insurance (21.7%). Our insurance holdings sell, on average, at about book value and 10 times potential earnings. At previous peaks, these stocks have sold as high as 1.5 to 2.0 times book value.

Airlines/aircraft leasing and technology made up 17.9% and 17.7% of the portfolio, respectively. Aercap and JetBlue were our

8

two largest stocks in the first group. Despite their recent appreciation, they both continue to sell at reasonable multiples of potential earnings.

Micron (mentioned earlier) and Ingram Micro were our biggest technology holdings. We are pleased that Ingram Micro has recently restarted its stock buyback program. At about book value, 10 times this year’s earnings estimate, and 8 times potential earnings, the stock is a good investment. We maintain moderate-size positions in energy (8.3%) and precious metals (6.8%).

Pzena Investment Management, LLC

Portfolio Managers:

Richard S. Pzena, Founder,
Chief Executive Officer, and
Co-Chief Investment Officer

Manoj Tandon, Principal,
Co-Director of Research

Eli Rabinowich, Principal

For the six months ended April 30, 2015, stock selection in financials, information technology, and energy and an underweighting of utilities all contributed to performance.

ON Semiconductor was our best stock pick, boosted by better-than-expected fourth-quarter results, expectations for long-term margin improvement, and favorable 2015 guidance, driven by strength in a rapidly growing automotive division. Consumer discretionary holding Staples continued to benefit from investors’ expectation of cost savings from the announced merger with Office Depot.

In energy, Baker Hughes rose on the announcement of its acquisition by Halliburton in November 2014. Oil prices started falling in August 2014, leading to a decline in oil service activity as major oil and gas producers reduced their capital expenditure. More recently, as oil prices stabilized above their lowest levels, these stocks have performed better. We are currently evaluating new opportunities in the energy sector as a number of stocks are screening in the cheapest quintile.

Negative contributions came from producer durable companies Actuant and KBR, as well as Genworth Financial. Actuant, the largest detractor, declined after it reduced full-year 2015 earnings guidance in January based on lower end-market demand in the European truck and oil and gas markets. KBR was hurt by the drop in energy prices and investor concern about a long-term reduction in new liquefied natural gas plant construction activity.

Overall, we maintain significant exposure to high-quality companies in the financial, technology, and consumer discretionary sectors and limited holdings in consumer staples, utilities, and REITs. In the last six months we added Torchmark, a life and health insurance provider; tool manufacturer Stanley Black & Decker; and utilities PG&E and Edison International.

We exited Becton Dickinson, a manufacturer of health care products, when its stock price reached fair value. We also sold our stakes in PartnerRe, a reinsurance provider, and Kohl’s, a leading department store operator.

9

Selected Value Fund

Fund Profile
As of April 30, 2015

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	119	577	3,748
Median Market Cap	$9.9B	$10.4B	$50.1B
Price/Earnings Ratio	16.5x	21.3x	21.1x
Price/Book Ratio	1.8x	1.9x	2.8x
Return on Equity	13.4%	10.9%	17.9%
Earnings Growth
Rate	12.7%	10.0%	13.2%
Dividend Yield	2.0%	2.1%	1.9%
Foreign Holdings	7.4%	0.0%	0.0%
Turnover Rate
(Annualized)	16%	—	—
Ticker Symbol	VASVX	—	—
Expense Ratio[1]	0.44%	—	—
30-Day SEC Yield	1.54%	—	—
Short-Term Reserves	6.1%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Value	FA
	Fund	Index	Index
Consumer
Discretionary	13.8%	10.4%	13.2%
Consumer Staples	4.5	3.2	8.3
Energy	5.5	4.1	7.8
Financials	28.3	33.2	17.5
Health Care	9.6	10.2	14.2
Industrials	19.4	9.3	11.0
Information
Technology	9.9	10.8	19.2
Materials	5.2	6.8	3.6
Telecommunication
Services	0.0	0.3	2.1
Utilities	3.8	11.7	3.1

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.85	0.90
Beta	0.93	0.99

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Omnicare Inc.	Health Care Services	2.7%
Hanesbrands Inc.	Apparel, Accessories
	& Luxury Goods	2.6
Micron Technology Inc.	Semiconductors	2.4
Royal Caribbean Cruises	Hotels, Resorts &
Ltd.	Cruise Lines	2.3
Stanley Black & Decker
Inc.	Industrial Machinery	2.3
Cigna Corp.	Managed Health
	Care	2.3
Delphi Automotive plc	Auto Parts &
	Equipment	2.2
L Brands Inc.	Apparel Retail	2.1
Cardinal Health Inc.	Health Care
	Distributors	2.1
Owens Corning	Building Products	2.0
Top Ten		23.0%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 25, 2015, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2015, the annualized expense ratio was 0.37%.

10

Selected Value Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2004, Through April 30, 2015

Note: For 2015, performance data reflect the six months ended April 30, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Selected Value Fund	2/15/1996	5.50%	14.55%	9.03%

See Financial Highlights for dividend and capital gains information.

11

Selected Value Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (92.7%)[1]
Consumer Discretionary (12.7%)
	Hanesbrands Inc.	8,552,600	265,815
	Royal Caribbean Cruises
	Ltd.	3,542,625	241,111
	Delphi Automotive plc	2,780,400	230,773
	L Brands Inc.	2,416,600	215,947
2	SeaWorld
	Entertainment Inc.	5,267,100	111,663
	Meredith Corp.	1,340,400	69,754
	News Corp. Class A	2,298,100	36,264
	Interpublic Group of
	Cos. Inc.	1,700,450	35,437
	Omnicom Group Inc.	360,700	27,327
	Dana Holding Corp.	1,259,850	27,175
	TRW Automotive
	Holdings Corp.	188,765	19,832
	Staples Inc.	1,159,250	18,919
*	News Corp. Class B	643,700	10,022
			1,310,039
Consumer Staples (4.1%)
	Lorillard Inc.	2,933,100	204,906
	Reynolds American Inc.	2,786,000	204,214
	Kellogg Co.	296,600	18,784
			427,904
Energy (5.1%)
	Murphy Oil Corp.	2,790,950	132,877
*	WPX Energy Inc.	6,469,194	88,951
	Golar LNG Ltd.	1,739,608	62,617
	Noble Corp. plc	3,160,316	54,705
^	Seadrill Ltd.	3,382,000	44,270
	Baker Hughes Inc.	553,900	37,920
	Superior Energy
	Services Inc.	1,481,750	37,785
	Rowan Cos. plc Class A	730,525	15,480
^	Tidewater Inc.	556,400	15,407
	Nabors Industries Ltd.	735,000	12,275
	Valero Energy Corp.	181,000	10,299

^	Peabody Energy Corp.	1,738,700	8,224
^	Paragon Offshore plc	870,105	1,575
			522,385
Financials (26.3%)
	Discover Financial
	Services	3,296,000	191,069
	Capital One Financial
	Corp.	2,261,600	182,850
	Fifth Third Bancorp	8,793,975	175,880
	Navient Corp.	8,888,647	173,684
	XL Group plc Class A	4,603,630	170,703
	Ameriprise Financial Inc.	1,346,800	168,727
	Host Hotels & Resorts Inc. 8,118,800		163,513
	Willis Group Holdings plc	3,029,475	147,323
	New York Community
	Bancorp Inc.	8,059,600	138,545
	People’s United
	Financial Inc.	7,696,800	116,299
	Unum Group	3,182,590	108,717
	First Niagara Financial
	Group Inc.	11,362,000	103,337
	CNA Financial Corp.	2,165,344	87,263
*	Genworth Financial Inc.
	Class A	9,325,848	81,974
	Everest Re Group Ltd.	429,037	76,759
	Corporate Office
	Properties Trust	2,881,600	76,045
	Validus Holdings Ltd.	1,773,775	74,197
*	SLM Corp.	4,618,000	47,057
	Lamar Advertising Co.
	Class A	752,150	43,595
	Axis Capital Holdings Ltd.	768,600	40,013
	Progressive Corp.	1,194,000	31,832
	Torchmark Corp.	537,433	30,155
	Voya Financial Inc.	627,465	26,567
	American National
	Insurance Co.	254,722	25,488
	Webster Financial Corp.	583,775	20,917
	Comerica Inc.	438,450	20,787

12

Selected Value Fund

			Market
			Value•
		Shares	($000)
	Assurant Inc.	332,970	20,464
	Invesco Ltd.	465,650	19,287
	Legg Mason Inc.	348,300	18,338
	Hospitality Properties Trust	583,800	17,561
	Synovus Financial Corp.	509,996	14,107
	EPR Properties	239,975	13,839
	KeyCorp	916,525	13,244
	Endurance Specialty
	Holdings Ltd.	219,125	13,231
	Allstate Corp.	189,275	13,185
	Hartford Financial
	Services Group Inc.	313,800	12,794
	Regions Financial Corp.	1,221,700	12,009
	Primerica Inc.	255,159	11,793
	Citizens Financial
	Group Inc.	428,100	11,152
			2,714,300
Health Care (8.8%)
	Omnicare Inc.	3,202,400	281,747
	Cigna Corp.	1,891,707	235,782
	Cardinal Health Inc.	2,508,000	211,525
	St. Jude Medical Inc.	2,331,700	163,335
	Aetna Inc.	152,500	16,298
	WellCare Health Plans Inc.	20,724	1,605
			910,292
Industrials (18.0%)
	Stanley Black &
	Decker Inc.	2,442,175	241,043
	Owens Corning	5,386,172	208,229
*	AerCap Holdings NV	4,273,188	199,472
	Eaton Corp. plc	2,338,800	160,746
	Joy Global Inc.	3,678,300	156,843
*	JetBlue Airways Corp.	7,189,729	147,605
*	Spirit AeroSystems
	Holdings Inc. Class A	2,480,707	126,243
	SPX Corp.	1,489,000	114,653
	KBR Inc.	6,031,175	105,365
^	CNH Industrial NV	11,246,000	98,065
	Xylem Inc.	2,142,700	79,323
*,^	Air France-KLM ADR	7,538,085	64,541
	AECOM	1,122,860	35,437
	Parker-Hannifin Corp.	272,375	32,511
	Terex Corp.	1,135,750	31,188
	Actuant Corp. Class A	840,675	20,025
	Regal Beloit Corp.	185,400	14,498
	Masco Corp.	505,650	13,395
	Con-way Inc.	256,993	10,562
			1,859,744

Information Technology (9.1%)
*	Micron Technology Inc.	8,980,588	252,624
	Total System
	Services Inc.	5,147,878	203,650
	CA Inc.	4,616,800	146,676
*	Ingram Micro Inc.	4,615,009	116,114
	Avnet Inc.	1,043,966	44,504
*	Celestica Inc.	3,156,955	38,546
	Arrow Electronics Inc.	503,625	30,071
	ON Semiconductor Corp.	2,601,546	29,970
	Flextronics
	International Ltd.	2,423,850	27,935
	Jabil Circuit Inc.	914,900	20,604
	Tech Data Corp.	213,859	12,055
	Corning Inc.	530,350	11,100
			933,849
Materials (4.8%)
	CRH plc ADR	5,793,300	161,923
	FMC Corp.	2,707,100	160,558
	Yamana Gold Inc.	18,850,141	72,008
*	Kinross Gold Corp.	28,023,291	68,097
	Ashland Inc.	119,075	15,046
*	New Gold Inc.	3,333,025	11,266
*	Coeur Mining Inc.	825,000	4,306
			493,204
Other (0.3%)
^,3	Vanguard Mid-Cap
	Value ETF	334,800	30,681

Utilities (3.5%)
	Pinnacle West
	Capital Corp.	2,257,400	138,153
	Xcel Energy Inc.	3,430,337	116,323
	CenterPoint Energy Inc.	2,289,217	48,005
	NRG Energy Inc.	796,234	20,097
	PG&E Corp.	262,800	13,907
	Edison International	200,900	12,243
	Exelon Corp.	333,668	11,351
			360,079
Total Common Stocks
(Cost $7,086,701)			9,562,477

13

Selected Value Fund

			Market
			Value•
		Shares	($000)
Temporary Cash Investments (8.0%)[1]
Money Market Fund (7.9%)
[4,5]	Vanguard Market
	Liquidity Fund,
	0.121%	810,840,508	810,841

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
6	Federal Home Loan
	Bank Discount Notes,
	0.181%, 6/22/15	500	500
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.133%, 7/31/15	3,100	3,099
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.135%, 8/5/15	5,000	4,998
[7,8]	Freddie Mac Discount
	Notes, 0.118%, 7/31/15	4,100	4,099
			12,696
Total Temporary Cash Investments
(Cost $823,537)			823,537
Total Investments (100.7%)
(Cost $7,910,238)			10,386,014

Market
Value•
($000)
Other Assets and Liabilities (-0.7%)
Other Assets	18,900
Liabilities[5]	(89,977)
(71,077)
Net Assets (100%)
Applicable to 354,670,530 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	10,314,937
Net Asset Value Per Share	$29.08

At April 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	7,678,327
Undistributed Net Investment Income	47,782
Accumulated Net Realized Gains	113,319
Unrealized Appreciation (Depreciation)
Investment Securities	2,475,776
Futures Contracts	(267)
Net Assets	10,314,937

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $49,511,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 94.1% and 6.6%, respectively, of net assets.
2 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
3 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the
7-day yield.
5 Includes $50,846,000 of collateral received for securities on loan.
6 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
7 Securities with a value of $6,598,000 have been segregated as initial margin for open futures contracts.
8 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

14

Selected Value Fund

Statement of Operations

Six Months Ended
April 30, 2015
($000)
Investment Income
Income
Dividends[1]	108,455
Interest	531
Securities Lending	64
Total Income	109,050
Expenses
Investment Advisory Fees—Note B
Basic Fee	10,891
Performance Adjustment	(1,310)
The Vanguard Group—Note C
Management and Administrative	8,053
Marketing and Distribution	1,171
Custodian Fees	50
Shareholders’ Reports	88
Trustees’ Fees and Expenses	9
Total Expenses	18,952
Net Investment Income	90,098
Realized Net Gain (Loss)
Investment Securities Sold	104,586
Futures Contracts	10,717
Realized Net Gain (Loss)	115,303
Change in Unrealized Appreciation (Depreciation)
Investment Securities	219,505
Futures Contracts	(1,105)
Change in Unrealized Appreciation (Depreciation)	218,400
Net Increase (Decrease) in Net Assets Resulting from Operations	423,801
1 Dividends are net of foreign withholding taxes of $338,000.

See accompanying Notes, which are an integral part of the Financial Statements.

15

Selected Value Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	90,098	136,639
Realized Net Gain (Loss)	115,303	447,397
Change in Unrealized Appreciation (Depreciation)	218,400	260,276
Net Increase (Decrease) in Net Assets Resulting from Operations	423,801	844,312
Distributions
Net Investment Income	(138,609)	(86,230)
Realized Capital Gain[1]	(401,073)	(318,790)
Total Distributions	(539,682)	(405,020)
Capital Share Transactions
Issued	1,112,158	3,609,195
Issued in Lieu of Cash Distributions	496,488	371,698
Redeemed	(1,331,119)	(1,285,461)
Net Increase (Decrease) from Capital Share Transactions	277,527	2,695,432
Total Increase (Decrease)	161,646	3,134,724
Net Assets
Beginning of Period	10,153,291	7,018,567
End of Period[2]	10,314,937	10,153,291

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $33,623,000 and $0, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $47,782,000 and $96,293,000.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Selected Value Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,			Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$29.49	$28.07	$21.01	$18.81	$17.73	$14.78
Investment Operations
Net Investment Income	.259	.415	.395	.405	.334	.250
Net Realized and Unrealized Gain (Loss)
on Investments	.904	2.555	7.105	2.122	1.037	2.941
Total from Investment Operations	1.163	2.970	7.500	2.527	1.371	3.191
Distributions
Dividends from Net Investment Income	(. 404)	(. 330)	(. 440)	(. 327)	(. 291)	(. 241)
Distributions from Realized Capital Gains	(1.169)	(1.220)	—	—	—	—
Total Distributions	(1.573)	(1.550)	(.440)	(.327)	(.291)	(.241)
Net Asset Value, End of Period	$29.08	$29.49	$28.07	$21.01	$18.81	$17.73

Total Return[1]	4.22%	11.02%	36.43%	13.64%	7.74%	21.75%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10,315	$10,153	$7,019	$4,337	$3,956	$3,639
Ratio of Total Expenses to
Average Net Assets[2]	0.37%	0.41%	0.43%	0.38%	0.45%	0.47%
Ratio of Net Investment Income to
Average Net Assets	1.80%	1.53%	1.70%	2.00%	1.74%	1.52%
Portfolio Turnover Rate	16%	18%	27%	18%	25%	22%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of (0.03%), 0.01%, 0.02%, (0.03%), 0.04%, and 0.5%.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Selected Value Fund

Notes to Financial Statements

Vanguard Selected Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2015, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

18

Selected Value Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and for the period ended April 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Barrow, Hanley, Mewhinney & Strauss, LLC, Donald Smith & Co., Inc., and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on

19

Selected Value Fund

performance for the preceding three years relative to the Russell Midcap Value Index. The basic fee of Donald Smith & Co., Inc., is subject to quarterly adjustments based on performance for the preceding five years relative to the MSCI Investable Market 2500 Index. The basic fee of Pzena Investment Management, LLC, is subject to quarterly adjustments based on performance since April 30, 2014, relative to the Russell Midcap Value Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.21% of the fund’s average net assets, before a decrease of $1,310,000 (0.03%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At April 30, 2015, the fund had contributed capital of $925,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.37% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	9,562,477	—	—
Temporary Cash Investments	810,841	12,696	—
Futures Contracts—Assets[1]	20	—	—
Futures Contracts—Liabilities[1]	(1,590)	—	—
Total	10,371,748	12,696	—
1 Represents variation margin on the last day of the reporting period.

20

Selected Value Fund

E. At April 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2015	614	63,822	(356)
E-mini S&P MidCap 400 Index	June 2015	382	57,166	128
S&P 500 Index	June 2015	23	11,954	64
E-mini Russell 2000 Index	June 2015	82	9,974	(103)
				(267)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2015, the cost of investment securities for tax purposes was $7,910,238,000. Net unrealized appreciation of investment securities for tax purposes was $2,475,776,000, consisting of unrealized gains of $3,055,492,000 on securities that had risen in value since their purchase and $579,716,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2015, the fund purchased $787,267,000 of investment securities and sold $743,427,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
	Shares	Shares
	(000)	(000)
Issued	38,711	125,298
Issued in Lieu of Cash Distributions	17,943	13,610
Redeemed	(46,233)	(44,653)
Net Increase (Decrease) in Shares Outstanding	10,421	94,255

21

Selected Value Fund

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

			Current Period Transactions
	Oct. 31,		Proceeds			Apr. 30,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
SeaWorld Entertainment Inc.	101,339	—	—	2,212	—	111,663
Vanguard Market Liquidity Fund	942,982	NA1	NA1	524	—	810,841
Vanguard Mid-Cap Value ETF	29,436	—	—	502	—	30,681
Total	1,073,757			3,238	—	953,185
1 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to April 30, 2015, that would require recognition or disclosure in these financial statements.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended April 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Selected Value Fund	10/31/2014	4/30/2015	Period
Based on Actual Fund Return	$1,000.00	$1,042.16	$1.87
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.96	1.86

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.37%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Selected Value Fund has renewed the fund’s investment advisory arrangements with Barrow, Hanley, Mewhinney & Strauss, LLC (Barrow Hanley), Donald Smith & Co., Inc. (Donald Smith & Co.), and Pzena Investment Management Group, LLC (Pzena). The board determined that renewing the advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services over both the short and long term, and took into account the organizational depth and stability of each advisor. The board considered the following:

Barrow Hanley. Founded in 1979, Barrow Hanley is known for its commitment to value investing. A subsidiary of Old Mutual Asset Managers, Barrow Hanley remains independently managed. Using fundamental research, Barrow Hanley seeks to make long-term investments in quality or improving businesses that are undervalued because of short-term disappointments. The firm seeks to construct a portfolio with strict adherence to valuation factors, with below-average price-to-earnings and price-to-book-value ratios, and above-average current yields. Barrow Hanley has advised the fund since its inception in 1996.

Donald Smith & Co. Founded in 1983, Donald Smith & Co. is a deep-value-oriented firm that manages large-, mid-, and small-cap value portfolios and employs a strictly bottom-up approach. The firm looks for companies in the bottom decile of price-to-tangible-book value in the benchmark. It employs fundamental analysis to invest in those that it considers to be inexpensive relative to their estimated or normalized earnings power and to have solid balance sheets and asset quality. Donald Smith & Co. has managed a portion of the fund since 2005.

Pzena. Founded in 1995, Pzena is a global investment management firm that employs a deep-value investment approach. Pzena employs in-depth fundamental research to identify companies that are temporarily underperforming their long-term earnings power. Companies are purchased when Pzena judges that: (1) the company’s problems are temporary; (2) management has a viable strategy to generate recovery; and (3) there is meaningful downside protection in case the earnings recovery does not materialize. Pzena has advised a portion of the fund since 2014.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the short- and long-term performance of the fund and each advisor, including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

25

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

The board did not consider profitability of Barrow Hanley, Donald Smith & Co., or Pzena in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Barrow Hanley, Donald Smith & Co., and Pzena. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory agreements again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
IndependentTrustees
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q9342 062015

Semiannual Report | April 30, 2015

Vanguard Mid-Cap Growth Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	7
Fund Profile.	11
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	23
Trustees Approve Advisory Arrangements.	25
Glossary.	27

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended April 30, 2015
Total
Returns
Vanguard Mid-Cap Growth Fund	9.21%
Russell Midcap Growth Index	7.77
Mid-Cap Growth Funds Average	6.77
Mid-Cap Growth Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2014, Through April 30, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Mid-Cap Growth Fund	$26.40	$25.47	$0.038	$3.171

1

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2015, Vanguard Mid-Cap Growth Fund returned 9.21%. It easily surpassed its benchmark, the Russell Midcap Growth Index, as well as the average return of its peers.

Investors mostly favored growth stocks over their value counterparts during the period, and mid-capitalization stocks did better than large- and small-caps. These trends favored your fund, which posted positive results for eight of the nine market sectors it invests in. Technology stocks were by far the largest contributor to returns, and industrials—one of the fund’s smaller sectors—performed best in relation to the benchmark.

U.S. stocks closed out higher despite fluctuating returns

U.S. stocks returned almost 5% for the six months, despite stretches of shakiness. In two of those months, stocks declined. In two others, they were virtually unchanged or gained less than 1%. February’s surge of almost 6%, the largest monthly gain since October 2011, lifted overall returns for the period.

The Federal Reserve’s careful approach to potentially raising short-term interest rates helped stocks along, as did monetary stimulus efforts by other nations’ central banks. These factors offset concerns that ranged from Greece’s debt crisis to the negative effect of the strong U.S. dollar on the profits of U.S.-based multinational companies.

2

For U.S. investors, international stocks returned about 6%. Still, results were restrained by the dollar’s strength against many foreign currencies. Returns for the developed markets of the Pacific region, led by Japan, exceeded those of Europe and emerging markets. (You can read about Vanguard’s assessment of Japan’s economy in Japan: The Long Road Back to Inflation, available at vanguard.com/ research. This is part of the Global Macro Matters series produced by our economists.)

Stimulus policies and demand have driven up bond prices

Like equities, bonds have benefited from accommodative monetary policies from the world’s central banks. Investor demand for the perceived safety of fixed income assets has also boosted bond returns.

The broad U.S. taxable bond market returned 2.06% for the period, and the yield of the 10-year U.S. Treasury note ended April at 2.04%, down from 2.31% six months earlier. (Bond prices and yields move in opposite directions.)

Market Barometer

	Total Returns
	Periods Ended April 30, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	4.75%	13.00%	14.47%
Russell 2000 Index (Small-caps)	4.65	9.71	12.73
Russell 3000 Index (Broad U.S. market)	4.74	12.74	14.33
FTSE All-World ex US Index (International)	6.00	3.53	6.40

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.06%	4.46%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	1.17	4.80	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.05

CPI
Consumer Price Index	-0.35%	-0.20%	1.65%

3

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –4.83% as foreign currencies’ weakness relative to the dollar affected results. For international bonds hedged to eliminate the effect of changes in currency exchange rates, returns were positive.

Returns of money market funds and savings accounts remained checked by the Fed’s target of 0%–0.25% for short-term interest rates.

Technology stocks led the way, while energy companies slumped

Among midsize companies, growth stocks—which are considered to have more earnings potential—easily outdistanced their value counterparts, which are typically viewed as potentially underpriced.

The fund’s advisors, Chartwell Investment Partners and William Blair & Company, concentrate on midsize companies that they believe have stronger-than-average earnings and revenue growth prospects. Together, their separately managed portfolios are invested in nine of the ten sectors represented in the U.S. market. (The tiny utilities industry is omitted.)

All but one of these nine sectors gained ground. Technology—with internet and system services providers leading the way—returned more than 13%, beating its counterpart in the benchmark index by more than three percentage points.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
Mid-Cap Growth Fund	0.46%	1.31%

The fund expense ratio shown is from the prospectus dated February 25, 2015, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2015, the fund’s annualized expense ratio was 0.43%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Mid-Cap Growth Funds.

4

The accelerating integration of IT with business operations has raised hopes for continued growth in the sector.

The advisors’ selections within industrials returned nearly 10% and proved to be the top outperformers (by six percentage points) in relation to the benchmark. Consulting and employment service firms were the standouts.

Financial companies selected by the advisors also outdistanced their benchmark counterparts. Asset management firms did particularly well, along with real estate managers and developers, as commercial real estate experienced healthy demand.

Health care stocks posted solid returns, but because the advisors’ selections did not include some of the best performers, the fund trailed the index in this sector.

The clear laggard within the fund was the energy sector (–11%). The plunge in oil and natural gas prices hit energy companies hard. The advisors’ underweighting of the sector compared with the benchmark helped increase the fund’s margin of outperformance.

You can find more information about the fund’s positioning and performance in the Advisors’ Report that follows this letter.

Promoting good corporate governance is one way we protect your interests

Our core purpose is “to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.” This involves more than offering smart investments, trustworthy guidance, and low fees. It also means working with the companies held by Vanguard funds to make sure that your interests remain paramount.

How do we do meet that responsibility? As one of the world’s largest investment managers, we are making our voice heard in corporate boardrooms to promote the highest standards of stewardship. Our advocacy encompasses a range of corporate governance issues, including executive compensation and succession planning, board composition and effectiveness, oversight of strategy and risk, and communication with shareholders.

We also exert our influence in a very important way when Vanguard funds cast their proxy votes at companies’ shareholder meetings.

5

Most of these votes take place at this time of year, making it an appropriate time to remind you that we work hard to represent your best interests. Good governance, we believe, is essential for any company seeking to maximize its long-term returns to shareholders. You can learn more about our efforts at vanguard.com/corporategovernance.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 14, 2015

6

Advisors’ Report

During the six months ended April 30, 2015, Vanguard Mid-Cap Growth Fund returned 9.21%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the fiscal year and of how their portfolio positioning reflects this assessment. These comments were prepared on May 18, 2015.

William Blair & Company, L.L.C.

Portfolio Managers:

Robert C. Lanphier, Partner

David Ricci, CFA, Partner

The market advanced during the period against a backdrop of accommodative global and U.S. monetary policy. Although monthly housing and employment data were somewhat mixed, the outlook for the U.S. economy was positive and more robust than those of other major nations.

Vanguard Mid-Cap Growth Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
William Blair & Company, L.L.C.	49	1,921	Uses a fundamental investment approach in pursuit of
			superior long-term investment results from
			growth-oriented companies with leadership positions
			and strong market presence.
Chartwell Investment Partners,	48	1,913	Uses a bottom-up, fundamental, research-driven
Inc.			stock-selection strategy focusing on companies with
			sustainable growth, strong management teams,
			competitive positions, and outstanding product and
			service offerings. These companies should continually
			demonstrate growth in earnings per share.
Cash Investments	3	122	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor may also maintain a modest cash
			position.

7

Europe also showed signs of improvement as quantitative easing began, but the slowdown in China and other emerging economies continued.

The U.S. dollar strengthened, tamping down inflation prospects and creating a modest drag on the U.S. economy but helping to balance global growth. Despite labor market health, market participants viewed the benign inflation environment as likely to extend the timing and pace of interest rate hikes by the Federal Reserve. At the corporate level, foreign exchange rates and uncertainty for companies with exposure to energy-related investments kept 2015 earnings guidance in check, though balance sheets remained solid.

Our stock selection, including positions in Equifax and Vantiv, added value in the industrial and information technology sectors. Equifax performed well amid broad-based business momentum driven by an improving scenario for U.S. consumers and the economy, along with continued low interest rates.

Health care holding BioMarin Pharmaceutical was our top individual contributor for the period. Shares of the stock appreciated as sales of several of its commercialized drugs increased. We trimmed our position on strength but believe BioMarin’s diversified product portfolio and substantial pipeline of new drugs are underappreciated by the market.

Other standouts included consumer-related stocks such as O’Reilly Automotive and Monster Beverage.

On the downside, HMS Holdings was our largest detractor as investors remained uncertain about its Medicare Recovery Audit Contractor business. We still believe the company’s strong value proposition should drive solid long-term growth.

Keurig Green Mountain, one of our top contributors in 2014, ceded some performance in 2015 thanks to disappointing brewer sales. But we continue to hold the stock because of Keurig Kold’s opportunity for growth. Other notable laggards included SM Energy Company (oil and gas exploration and production), PRA Group (consumer debt acquisition and collection), and Polaris Industries (leisure equipment manufacturing).

On the heels of a six-year bull market, as the Federal Reserve transitions to a cycle of rising interest rates, company fundamentals should become important drivers of stock performance. A more normal market environment from both a return and volatility perspective, with more price differentiation based on company fundamentals, would favor our quality-growth investment style. After several difficult years for our strategy, our portfolio’s relative performance has substantially improved in the past six months.

8

We are committed to delivering strong risk-adjusted returns. To this end, we remain focused on identifying quality companies with meaningful internal growth drivers that can sustain outsized earnings growth over the long run.

Chartwell Investment Partners, Inc.

Portfolio Manager:

John A. Heffern, Managing Partner and
Senior Portfolio Manager

Stock prices have risen over the last six months despite the crosscurrents that continue to roil financial markets. The year started with renewed uncertainty about global growth. The outlook was then further complicated by divergent economic data and central bank policies. More recently, current-year earnings growth estimates fell because of slower-than-expected economic data.

More than ever, stock selection seems central to investment performance. Accordingly, we are navigating these uncertain times with a portfolio focused on mid-capitalization companies demonstrating above-average growth potential supported by good products and expanding markets. This approach leads to decisions that steadfastly reflect our bias toward quality, leadership, defensible margins, and a pattern of successful execution of growth-oriented business models.

Our stock selection was successful with several companies that provide business services. ManpowerGroup is an international provider of staffing services in blue- and white-collar professions. Despite macroeconomic concerns in Europe and Asia, the company reported solid quarterly results and a positive forward outlook based on strong sales and cost containment. SEI Investments, a provider of investment programs and processing to the asset management industry, posted steady results through sustained product investment and solid cost discipline.

Online broker E*Trade Financial profited from ongoing execution of its capital plan and improving credit trends. Strong quarterly results at Synovus, a Georgia-based financial services company, derived from lower credit costs, loan growth, and share buybacks. The company is performing well as it continues to heal from the effects of the recession.

The portfolio also benefited from our investment in NXP Semiconductors, a designer of mixed-signal and standard semiconductor products. The company became a leader in some of the fastest-growing segments of its industry when it acquired Freescale Semiconductor. Additionally, its core business continues to outperform and gain customers among equipment manufacturers.

9

Other good results came from BioMarin Pharmaceutical and global children’s apparel manufacturer Carter’s. BioMarin’s strong pipeline is becoming more apparent to investors since potential approval of a drug for Duchenne muscular dystrophy has accelerated. The company has also demonstrated proof-of-concept data in a treatment for hemophilia. Carter’s is profiting from stable demand and an improving cost environment.

We also found success with Superior Energy Services, a provider of oilfield services and equipment. Its best-in-class free cash flow generation should help it weather the energy downturn. Another holding, natural gas company Diamondback Energy, benefited from high return-on-investment reserves and strong hedges through 2016.

The sectors detracting the most from performance were health care and consumer-related stocks. Health Net, a managed care company, was negatively affected by sector-wide concerns related to a potential increase in usage. Despite steady-to-improving results in the United States, casino resort owner and operator MGM Resorts International has been pressured by anti-corruption initiatives in China.

Elsewhere, holdings in oil and gas company Whiting Petroleum were hurt by falling oil prices. Electronics For Imaging, a customer-centric digital printing company, faced several concerns. These included foreign exchange rates, a slower macroeconomic environment in China, and questions about whether sales of its outperforming product line Fiery would decelerate into a more normal growth pattern.

For-profit DeVry Education Group also underperformed as fewer new enrollments and higher investment spending in sales and marketing reduced earnings expectations. Lastly, exposure to falling profits in the energy sector lowered the stock price of Flowserve, a supplier of engineered flow control products, and we sold our shares.

10

Mid-Cap Growth Fund

Fund Profile
As of April 30, 2015

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Number of Stocks	103	552	3,748
Median Market Cap	$9.3B	$12.7B	$50.1B
Price/Earnings Ratio	31.4x	29.0x	21.1x
Price/Book Ratio	4.1x	5.3x	2.8x
Return on Equity	16.4%	20.3%	17.9%
Earnings Growth
Rate	24.0%	18.5%	13.2%
Dividend Yield	0.6%	1.0%	1.9%
Foreign Holdings	1.8%	0.0%	0.0%
Turnover Rate
(Annualized)	115%	—	—
Ticker Symbol	VMGRX	—	—
Expense Ratio[1]	0.46%	—	—
30-Day SEC Yield	0.17%	—	—
Short-Term Reserves	2.0%	—	—

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		Russell	Total
		Midcap	Market
		Growth	FA
	Fund	Index	Index
Consumer
Discretionary	24.8%	23.0%	13.2%
Consumer Staples	2.2	8.0	8.3
Energy	5.3	5.4	7.8
Financials	13.4	9.5	17.5
Health Care	16.7	14.2	14.2
Industrials	16.2	15.6	11.0
Information
Technology	18.5	18.3	19.2
Materials	1.1	4.9	3.6
Telecommunication
Services	1.7	0.9	2.1
Utilities	0.1	0.2	3.1

Volatility Measures
	Russell	DJ
	Midcap	U.S. Total
	Growth	Market
	Index	FA Index
R-Squared	0.96	0.85
Beta	1.03	1.09

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)

Sirona Dental Systems	Health Care
Inc.	Equipment	2.2%
Dollar General Corp.	General Merchandise
	Stores	2.2
Vantiv Inc.	Data Processing &
	Outsourced Services	2.2
BioMarin Pharmaceutical
Inc.	Biotechnology	1.8
Affiliated Managers	Asset Management
Group Inc.	& Custody Banks	1.8
Towers Watson & Co.	Human Resource &
	Employment
	Services	1.8
SBA Communications	Wireless
Corp.	Telecommunication
	Services	1.7
Stericycle Inc.	Environmental &
	Facilities Services	1.6
SEI Investments Co.	Asset Management
	& Custody Banks	1.6
Brunswick Corp.	Leisure Products	1.5
Top Ten		18.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratio shown is from the prospectus dated February 25, 2015, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2015, the annualized expense ratio was 0.43%.

11

Mid-Cap Growth Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2004, Through April 30, 2015

Note: For 2015, performance data reflect the six months ended April 30, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Mid-Cap Growth Fund	12/31/1997	16.71%	16.76%	10.81%

See Financial Highlights for dividend and capital gains information.

12

Mid-Cap Growth Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (95.6%)[1]
Consumer Discretionary (23.8%)
	Dollar General Corp.	1,199,726	87,232
	Brunswick Corp.	1,217,320	60,915
*	Hilton Worldwide
	Holdings Inc.	1,996,270	57,812
	Royal Caribbean
	Cruises Ltd.	838,890	57,095
*	Norwegian Cruise Line
	Holdings Ltd.	1,133,890	55,005
	Williams-Sonoma Inc.	706,333	51,937
	BorgWarner Inc.	829,704	49,118
	Polaris Industries Inc.	344,800	47,224
*	O’Reilly Automotive Inc.	196,100	42,716
	Marriott International Inc.
	Class A	503,079	40,271
	Ross Stores Inc.	400,200	39,572
	Hanesbrands Inc.	1,258,900	39,127
*	Michael Kors Holdings Ltd.	598,700	37,036
	Advance Auto Parts Inc.	256,720	36,711
*	Burlington Stores Inc.	618,729	31,908
	Tractor Supply Co.	339,385	29,207
	Harman International
	Industries Inc.	217,555	28,365
	Carter’s Inc.	265,420	26,505
	PVH Corp.	234,950	24,282
	Nordstrom Inc.	308,925	23,342
*	Chipotle Mexican Grill Inc.
	Class A	31,325	19,463
	Six Flags Entertainment
	Corp.	412,000	19,372
	L Brands Inc.	209,800	18,748
*	Sally Beauty Holdings Inc.	598,692	18,685
			941,648
Consumer Staples (2.0%)
	Mead Johnson Nutrition
	Co.	341,400	32,747

	Keurig Green Mountain
	Inc.	245,950	28,621
*	Monster Beverage Corp.	146,300	20,059
			81,427
Energy (5.0%)
	Superior Energy Services
	Inc.	2,272,990	57,961
*	Concho Resources Inc.	218,600	27,688
*	Diamondback Energy Inc.	335,035	27,664
	Range Resources Corp.	419,100	26,638
*	Carrizo Oil & Gas Inc.	420,315	23,424
	Pioneer Natural Resources
	Co.	129,500	22,375
*	Dril-Quip Inc.	161,000	12,835
			198,585
Financials (12.4%)
*	Affiliated Managers
	Group Inc.	313,090	70,799
	SEI Investments Co.	1,343,610	61,349
*	E*TRADE Financial Corp.	2,020,628	58,174
*	Popular Inc.	1,685,610	54,665
	Lazard Ltd. Class A	1,006,830	53,392
*	Signature Bank	306,684	41,123
	Assured Guaranty Ltd.	1,521,135	39,534
	Moody’s Corp.	272,600	29,310
	LPL Financial Holdings Inc.	541,634	21,920
*	PRA Group Inc.	370,993	20,321
	Jones Lang LaSalle Inc.	120,960	20,087
*	MGIC Investment Corp.	1,284,425	13,384
	IBERIABANK Corp.	126,180	7,862
			491,920
Health Care (16.1%)
*	Sirona Dental Systems
	Inc.	943,174	87,479
*	BioMarin Pharmaceutical
	Inc.	632,325	70,852
*	Actavis plc	201,890	57,107

13

Mid-Cap Growth Fund

			Market
			Value•
		Shares	($000)
*	MEDNAX Inc.	657,752	46,556
*	Cerner Corp.	602,300	43,251
*	Endo International plc	373,330	31,384
*	HCA Holdings Inc.	413,350	30,592
*	Health Net Inc.	574,350	30,239
*	Medivation Inc.	227,000	27,408
*	Align Technology Inc.	447,300	26,319
*	Charles River Laboratories
	International Inc.	374,185	25,879
*	Mallinckrodt plc	225,300	25,499
*	HMS Holdings Corp.	1,390,478	23,652
*	Mettler-Toledo
	International Inc.	69,000	21,874
*	Akorn Inc.	454,266	18,916
	Bio-Techne Corp.	193,618	18,579
	Perrigo Co. plc	93,975	17,224
*	Intuitive Surgical Inc.	29,170	14,468
*	IDEXX Laboratories Inc.	97,817	12,263
*	Incyte Corp.	58,765	5,710
			635,251
Industrials (15.4%)
	Towers Watson & Co.
	Class A	546,160	69,310
*	Stericycle Inc.	462,790	61,750
	ManpowerGroup Inc.	685,190	58,467
*	Old Dominion Freight
	Line Inc.	723,100	51,434
	AMETEK Inc.	946,800	49,631
	Equifax Inc.	500,265	48,491
*	Verisk Analytics Inc.
	Class A	623,900	46,818
	Delta Air Lines Inc.	1,018,150	45,450
	KAR Auction Services Inc.	1,187,825	44,199
	Rockwell Collins Inc.	454,100	44,198
*	Middleby Corp.	237,100	24,028
*	United Rentals Inc.	227,990	22,019
	TransDigm Group Inc.	101,400	21,510
*	HD Supply Holdings Inc.	639,600	21,107
			608,412
Information Technology (18.0%)
*	Vantiv Inc. Class A	2,180,792	85,269
*	NXP Semiconductors NV	529,965	50,940
	Avago Technologies Ltd.
	Class A	430,745	50,346
*	Akamai Technologies Inc.	642,472	47,402
*	Red Hat Inc.	586,900	44,170
*	PTC Inc.	1,130,190	43,332
*	Cognizant Technology
	Solutions Corp. Class A	710,095	41,569
*	VeriFone Systems Inc.	1,107,775	39,625
	Cypress Semiconductor
	Corp.	2,574,960	34,298

*	Guidewire Software Inc.	664,300	33,182
*	CoStar Group Inc.	160,379	32,786
*	Genpact Ltd.	1,494,522	32,670
*	Zebra Technologies Corp.	284,550	26,201
	Belden Inc.	300,220	25,204
	Littelfuse Inc.	241,925	23,706
*,^	NeuStar Inc. Class A	785,683	23,571
*	IPG Photonics Corp.	256,710	22,739
	ARM Holdings plc ADR	395,200	20,151
	SS&C Technologies
	Holdings Inc.	322,325	19,394
*	Pandora Media Inc.	938,610	16,745
			713,300
Materials (0.9%)
	International Flavors &
	Fragrances Inc.	186,700	21,424
	PolyOne Corp.	335,035	13,083
			34,507
Other (0.3%)
2	Vanguard Mid-Cap
	Growth ETF	100,223	10,710

Telecommunication Services (1.7%)
*	SBA Communications
	Corp. Class A	568,850	65,884
Total Common Stocks
(Cost $3,184,354)			3,781,644
Temporary Cash Investments (7.3%)[1]
Money Market Fund (7.1%)
[3,4]	Vanguard Market
	Liquidity Fund,
	0.121%	280,692,866	280,693

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.2%)
[5,6]	Fannie Mae Discount
	Notes, 0.170%, 6/17/15	200	200
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.065%%–0.276%,
	5/13/15	1,200	1,200
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.070%, 5/15/15	100	100
[6,7]	Federal Home Loan
	Bank Discount Notes,
	0.085%, 7/15/15	1,000	1,000

14

Mid-Cap Growth Fund

	Face	Market
	Amount	Value•
	($000)	($000)
[6,7] Federal Home Loan
Bank Discount Notes,
0.125%, 8/21/15	5,000	4,998
[5,6] Freddie Mac Discount
Notes, 0.066%, 7/20/15	2,000	1,999
		9,497
Total Temporary Cash Investments
(Cost $290,189)		290,190
Total Investments (102.9%)
(Cost $3,474,543)		4,071,834
Other Assets and Liabilities (-2.9%)
Other Assets		89,255
Liabilities[4]		(205,315)
		(116,060)
Net Assets (100%)
Applicable to 155,283,934 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)		3,955,774
Net Asset Value Per Share		$25.47

Amount
($000)
Statement of Assets and Liabilities
Assets
Investments in Securities, at Value
Unaffiliated Issuers	3,780,431
Affiliated Vanguard Funds	291,403
Total Investments in Securities	4,071,834
Receivables for Investment
Securities Sold	81,125
Receivables for Capital Shares Issued	5,589
Receivables for Accrued Income	1,186
Other Assets	1,355
Total Assets	4,161,089
Liabilities
Payables for Investment
Securities Purchased	186,794
Payables for Capital Shares Redeemed	2,217
Securities Lending Collateral Payable
to Brokers	3,690
Other Liabilities	12,614
Total Liabilities	205,315
Net Assets	3,955,774

At April 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	3,060,284
Undistributed Net Investment Income	466
Accumulated Net Realized Gains	299,618
Unrealized Appreciation (Depreciation)
Investment Securities	597,291
Futures Contracts	(1,885)
Net Assets	3,955,774

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $3,690,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 98.3% and 4.6%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 Includes $3,690,000 of collateral received for securities on loan.
5 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
6 Securities with a value of $4,898,000 have been segregated as initial margin for open futures contracts.
7 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
See accompanying Notes, which are an integral part of the Financial Statements.

15

Mid-Cap Growth Fund

Statement of Operations

Six Months Ended
April 30, 2015
($000)
Investment Income
Income
Dividends[1]	12,185
Interest[1]	136
Securities Lending	35
Total Income	12,356
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,613
Performance Adjustment	(243)
The Vanguard Group—Note C
Management and Administrative	4,120
Marketing and Distribution	349
Custodian Fees	20
Shareholders’ Reports	9
Trustees’ Fees and Expenses	3
Total Expenses	7,871
Expenses Paid Indirectly	(49)
Net Expenses	7,822
Net Investment Income	4,534
Realized Net Gain (Loss)
Investment Securities Sold[1]	294,523
Futures Contracts	5,275
Realized Net Gain (Loss)	299,798
Change in Unrealized Appreciation (Depreciation)
Investment Securities	9,881
Futures Contracts	(1,570)
Change in Unrealized Appreciation (Depreciation)	8,311
Net Increase (Decrease) in Net Assets Resulting from Operations	312,643
1 Dividend income, interest income, and realized net gain (loss) from affiliated companies of the fund were $81,000, $133,000, and $0, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

16

Mid-Cap Growth Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	4,534	5,069
Realized Net Gain (Loss)	299,798	446,093
Change in Unrealized Appreciation (Depreciation)	8,311	(63,181)
Net Increase (Decrease) in Net Assets Resulting from Operations	312,643	387,981
Distributions
Net Investment Income	(4,856)	(782)
Realized Capital Gain[1]	(405,208)	(278,523)
Total Distributions	(410,064)	(279,305)
Capital Share Transactions
Issued	612,250	619,821
Issued in Lieu of Cash Distributions	398,819	271,718
Redeemed	(276,973)	(517,710)
Net Increase (Decrease) from Capital Share Transactions	734,096	373,829
Total Increase (Decrease)	636,675	482,505
Net Assets
Beginning of Period	3,319,099	2,836,594
End of Period[2]	3,955,774	3,319,099

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $80,760,000 and $86,619,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $466,000 and $788,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

Mid-Cap Growth Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$26.40	$25.72	$20.95	$19.40	$17.54	$13.86
Investment Operations
Net Investment Income	. 035 [2]	.045	.048	.041	.040[1]	.001
Net Realized and Unrealized Gain (Loss)
on Investments	2.244	3.134	5.965	1.892	1.840	3.697
Total from Investment Operations	2.279	3.179	6.013	1.933	1.880	3.698
Distributions
Dividends from Net Investment Income	(. 038)	(. 007)	(. 075)	(. 030)	(. 020)	(. 018)
Distributions from Realized Capital Gains	(3.171)	(2.492)	(1.168)	(.353)	—	—
Total Distributions	(3.209)	(2.499)	(1.243)	(.383)	(.020)	(.018)
Net Asset Value, End of Period	$25.47	$26.40	$25.72	$20.95	$19.40	$17.54

Total Return[3]	9.21%	13.42%	30.32%	10.24%	10.72%	26.70%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$3,956	$3,319	$2,837	$2,129	$1,804	$1,562
Ratio of Total Expenses to
Average Net Assets[4]	0.43%	0.46%	0.51%	0.54%	0.53%	0.51%
Ratio of Net Investment Income to
Average Net Assets	0.22%[2]	0.16%	0.19%	0.19%	0.20%[1]	0.00%
Portfolio Turnover Rate	115%	82%	83%	97%	127%	88%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Net investment income per share and the ratio of net investment income to average net assets include $0.02 and 0.11%, respectively, resulting from a special dividend from VeriSign Inc. in December 2010.
2 Net investment income per share and the ratio of net investment income to average net assets include $0.01 and 0.03%, respectively, resulting from special dividend from Lazard Ltd. in February 2015.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of (0.01%), (0.02%), 0.02%, 0.04%, 0.01%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

18

Mid-Cap Growth Fund

Notes to Financial Statements

Vanguard Mid-Cap Growth Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2015, the fund’s average investments in long and short futures contracts represented 3% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and for the period ended April 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

19

Mid-Cap Growth Fund

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counter-party risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. William Blair & Company, L.L.C., and Chartwell Investment Partners, Inc., each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of William Blair & Company, L.L.C., is subject to quarterly adjustments based on performance for the preceding five years relative to the Russell MidCap Growth Index. The basic fee of Chartwell Investment Partners, Inc., is subject to quarterly adjustments based on performance for the preceding three years relative to the Russell MidCap Growth Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.20% of the fund’s average net assets, before a decrease of $243,000 (0.01%) based on performance.

20

Mid-Cap Growth Fund

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At April 30, 2015, the fund had contributed capital of $355,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.14% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. For the six months ended April 30, 2015, these arrangements reduced the fund’s expenses by $49,000 (an annual rate of 0.00% of average net assets).

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	3,781,644	—	—
Temporary Cash Investments	280,693	9,497	—
Futures Contracts—Liabilities[1]	(1,139)	—	—
Total	4,061,198	9,497	—
1 Represents variation margin on the last day of the reporting period.

F. At April 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P Midcap 400 Index	June 2015	635	95,028	(1,767)
E-mini S&P 500 Index	June 2015	110	11,434	(118)
				(1,885)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

21

Mid-Cap Growth Fund

G. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2015, the cost of investment securities for tax purposes was $3,474,543,000. Net unrealized appreciation of investment securities for tax purposes was $597,291,000, consisting of unrealized gains of $640,887,000 on securities that had risen in value since their purchase and $43,596,000 in unrealized losses on securities that had fallen in value since their purchase.

H. During the six months ended April 30, 2015, the fund purchased $2,330,668,000 of investment securities and sold $1,985,858,000 of investment securities, other than temporary cash investments.

I. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
	Shares	Shares
	(000)	(000)
Issued	24,066	24,664
Issued in Lieu of Cash Distributions	16,399	11,417
Redeemed	(10,904)	(20,664)
Net Increase (Decrease) in Shares Outstanding	29,561	15,417

J. Management has determined that no material events or transactions occurred subsequent to April 30, 2015, that would require recognition or disclosure in these financial statements.

22

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

23

Six Months Ended April 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Mid-Cap Growth Fund	10/31/2014	4/30/2015	Period
Based on Actual Fund Return	$1,000.00	$1,092.07	$2.23
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.66	2.16

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.43%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

24

Trustees Approve Advisory Arrangements

The board of trustees of Vanguard Mid-Cap Growth Fund has renewed the fund’s investment advisory arrangements with Chartwell Investment Partners, Inc. (Chartwell), and William Blair & Company, L.L.C. (William Blair & Company). The board determined that renewing the fund’s advisory arrangements was in the best interests of the fund and its shareholders.

The board based its decisions upon an evaluation of each advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangements. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services, and took into account the organizational depth and stability of each advisor. The board considered the following:

Chartwell. Chartwell, founded in 1997, is a wholly owned subsidiary of TriState Capital. The firm has expertise in small- and mid-cap equity management and employs a bottom-up research approach to invest in companies that it believes will deliver accelerating earnings-per-share growth. The team focuses on what it terms “secular” growth companies that deliver competitive growth in revenue, profits, and cash flows by enhancing their competitive advantages, product and service offerings, and customer bases. Chartwell utilizes an intermediate-term horizon to purchase these companies at attractive valuations, and seeks to concentrate positions in the companies it believes will grow most rapidly. Chartwell has advised a portion of the fund since 2006.

William Blair & Company. Founded in 1935, William Blair & Company is an independently owned, full-service investment firm. The firm’s investment process relies on thorough in-depth fundamental research to identify quality growth companies that can sustain an above-average growth rate for a longer period than the market expects. The team focuses on businesses with durable franchises, sustainable competitive advantages and business models, solid balance sheets, high returns on invested capital, and quality management teams. Relative valuation is also analyzed in comparison with historical averages, the market, and industry peers. William Blair & Company has advised a portion of the fund since 2006.

The board concluded that each advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangements.

Investment performance

The board considered the fund’s performance since 2006 (when the advisors began managing the fund), including any periods of outperformance or underperformance relative to a benchmark index and peer group. The board concluded that the performance was such that the advisory arrangements should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below the peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the fund’s advisory fee rate.

25

The board did not consider profitability of Chartwell or William Blair & Company in determining whether to approve the advisory fees, because the firms are independent of Vanguard and the advisory fees are the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the advisory fee schedules for Chartwell and William Blair & Company. The breakpoints reduce the effective rate of the fees as the fund’s assets managed by each advisor increase.

The board will consider whether to renew the advisory arrangements again after a one-year period.

26

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

27

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

28

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q3012 062015

Semiannual Report | April 30, 2015

Vanguard International Explorer™ Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisors’ Report.	8
Fund Profile.	12
Performance Summary.	14
Financial Statements.	15
About Your Fund’s Expenses.	31
Glossary.	33

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended April 30, 2015
Total
Returns
Vanguard International Explorer Fund	8.74%
S&P EPAC SmallCap Index	10.89
International Small-Cap Funds Average	8.39
International Small-Cap Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2014, Through April 30, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard International Explorer Fund	$18.26	$18.28	$0.326	$1.096

1

Chairman’s Letter

Dear Shareholder,

International stocks made solid gains for the six months ended April 30, 2015. Monetary easing and growing consumer confidence helped offset concerns about worryingly low inflation, the downshift in economic activity in China, and uncertainty in Europe. International small-capitalization growth stocks, which are the focus of the fund, did particularly well.

Vanguard International Explorer Fund returned 8.74% for the period, trailing its benchmark, the S&P EPAC SmallCap Index, but pulling slightly ahead of the average return of its peers.

The advisors’ holdings in European and developed Pacific markets outperformed, but their emerging markets selections lagged.

U.S. stocks closed higher despite fluctuating returns

U.S. stocks returned almost 5% for the six months, despite stretches of shakiness. In two of those months, stocks declined. In two others, they were virtually unchanged or gained less than 1%. February’s surge of almost 6%, the largest monthly gain since October 2011, lifted overall returns for the period.

The Federal Reserve’s careful approach to potentially raising short-term interest rates helped stocks along, as did monetary stimulus efforts by other nations’ central banks. These factors offset concerns that ranged from Greece’s debt crisis to the

2

negative effect of the strong U.S. dollar on the profits of U.S.-based multinational companies.

For U.S. investors, international stocks returned about 6%. Returns for the developed markets of the Pacific region, led by Japan, exceeded those of Europe and emerging markets.

Stimulus policies and demand have driven up bond prices

Like equities, bonds have benefited from accommodative monetary policies from the world’s central banks. Investor demand for the perceived safety of fixed income assets has also boosted bond returns.

The broad U.S. taxable bond market returned 2.06% for the period, and the yield of the 10-year U.S. Treasury note ended April at 2.04%, down from 2.31% six months earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –4.83% as foreign currencies’ weakness relative to the dollar affected results. For international bonds hedged to eliminate the effect of changes in currency exchange rates, returns were positive.

Market Barometer

	Total Returns
	Periods Ended April 30, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	4.75%	13.00%	14.47%
Russell 2000 Index (Small-caps)	4.65	9.71	12.73
Russell 3000 Index (Broad U.S. market)	4.74	12.74	14.33
FTSE All-World ex US Index (International)	6.00	3.53	6.40

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.06%	4.46%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	1.17	4.80	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.05

CPI
Consumer Price Index	-0.35%	-0.20%	1.65%

3

Returns of money market funds and savings accounts remained checked by the Fed’s target of 0%–0.25% for short-term interest rates.

Europe contributed the most to the fund’s performance

During the six months, various concerns hovered over international markets. These included Greece’s debt crisis, the future of the Eurozone, the potential impact of falling oil prices on exporting nations, slower growth in China, and the timing of the Fed’s first rate increase in almost a decade. As a result, returns seesawed, with bouts of higher volatility.

The International Explorer Fund’s stocks delivered solid results across most markets. Returns were often even stronger in local currency terms, restrained for U.S. investors by the dollar’s strength.

Developed markets in Europe, which represented more than half of the fund’s holdings on average, turned in a double-digit advance. The outlook for most Eurozone economies was positive, thanks in large part to the European Central Bank’s long-awaited announcement that it would begin a multi-month bond-buying program. This was expected to drive interest rates even lower, making stocks more attractive to some investors.

Expense Ratios
Your Fund Compared With Its Peer Group
		Peer Group
	Fund	Average
International Explorer Fund	0.40%	1.61%

The fund expense ratio shown is from the prospectus dated February 25, 2015, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2015, the fund’s annualized expense ratio was 0.42%. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: International Small-Cap Funds.

4

The stimulus efforts contributed to a weaker euro, which made exports from the continent less expensive. And lower energy prices helped boost consumer demand. Fund holdings in Italy, Germany, and Ireland did particularly well relative to the index. Stocks in the United Kingdom, which has the second-largest weighting in the fund, were the biggest underperformers.

International stocks—an opportunity for further diversification

International stocks led global stock markets out of the Great Recession in 2009. Since then, they’ve trailed the broad U.S. stock market in every year but one.

Despite the underperformance of the last several years, international stocks—which represent about half of the world’s market capitalization—can still help U.S.-based investors diversify their portfolios.

As the chart below shows, U.S. and international stocks have periodically swapped market leadership positions as differing market and economic forces caused their returns to vary.

Of course, the timing of these changes is impossible to predict.

Global diversification can help U.S. investors reduce their portfolio’s volatility over time by mitigating losses when domestic stocks do poorly and adding to returns when foreign stocks shine. (For more insight, see Global Equities: Balancing Home Bias and Diversification, available at vanguard.com/research.)

Trailing 12-month return differential between U.S. and non-U.S. stocks

Notes: U.S. equities are represented by MSCI USA Index; international equities are represented by MSCI World Index ex USA from 1970 through
1987 and MSCI All Country World Index ex USA thereafter. Data are from December 31, 1984, through December 31, 2014.
Sources: Vanguard, Thomson Reuters Datastream, and MSCI.

5

Japan was the standout market among advanced Pacific countries

The advisors’ selections in developed Pacific markets returned more than 10% for the period. Japan, the country with the largest weighting in the fund, made a solid contribution, edging out the Japanese listings represented in the index. The Bank of Japan’s aggressive stimulus efforts helped the country’s economy. Much of its growth in recent months came from strength in exports, as a weaker yen relative to the U.S. dollar made Japan’s products less expensive for consumers abroad. (You can read about Vanguard’s assessment of Japan’s economy in Japan: The Long Road Back to Inflation, available at vanguard.com/research. This is part of the Global Macro Matters series produced by our economists.)

Australia, the Pacific region’s second-largest developed economy, had a negative return for the index because of a slump in the mining and energy industries. But the fund’s Australian holdings actually delivered a slightly positive return.

The advisors’ holdings in emerging markets, which are not represented in the index, detracted from performance. Losses were particularly large in Brazil, which was hurt by a decline in commodities exporting. That was offset a bit by the fund’s sizable position in India, which returned more than 13%.

Despite China’s economic slowdown, its stock market surged, making it the second-largest contributor to returns after Japan. China’s government has aggressively worked to stabilize growth, and its monetary policy has led to broad-based gains.

For more information on the fund’s investment strategies and positioning, please see the Advisors’ Report that follows this letter.

Promoting good corporate governance is one way we protect your interests

Our core purpose is “to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.” This involves more than offering smart investments, trustworthy guidance, and low fees. It also means working with the companies held by Vanguard funds to make sure your interests remain paramount.

How do we meet that responsibility? As one of the world’s largest investment managers, we are making our voice heard in corporate boardrooms to promote the highest standards of stewardship. Our advocacy encompasses a range of corporate governance issues, including executive compensation and succession planning, board composition and effectiveness, oversight of strategy and risk, and communication with shareholders.

6

We also exert our influence in a very important way when Vanguard funds cast their proxy votes at companies’ shareholder meetings.

Most of these votes take place at this time of year, making it an appropriate time to remind you that we work hard to represent your best interests. Good governance, we believe, is essential for any company seeking to maximize its long-term returns to shareholders. You can learn more about our efforts at vanguard.com/corporategovernance.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 18, 2015

7

Advisors’ Report

For the six months ended April 30, 2015, Vanguard International Explorer Fund returned 8.74%. Your fund is managed by two independent advisors, a strategy that enhances its diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These comments were prepared on May 22, 2015.

Vanguard International Explorer Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Schroder Investment	78	2,139	The advisor employs a fundamental investment
Management North America Inc.			approach that considers macroeconomic factors while
			focusing primarily on company-specific factors,
			including a company’s potential for long-term growth,
			financial condition, quality of management, and
			sensitivity to cyclical factors. The advisor also
			considers the relative value of a company’s securities
			compared with those of other companies and the
			market as a whole.
Wellington Management	19	530	The advisor employs a traditional, bottom-up approach
Company LLP			that is opportunistic in nature, relying on global and
			regional research resources to identify both
			growth-oriented and neglected or misunderstood
			companies.
Cash Investments	3	85	These short-term reserves are invested by Vanguard in
			equity index products to simulate investment in stocks.
			Each advisor also may maintain a modest cash
			position.

8

Schroder Investment Management North America Inc.

Portfolio Manager: Matthew F. Dobbs,

Head of Global Small Companies

In a positive period for international small-company equities, the S&P EPAC SmallCap Index returned 10.9%. By comparison, the S&P EPAC Large/ MidCap Index returned 6.9%.

To some degree, the recovery of small companies simply represented a reaction to their relative weakness in the first three quarters of 2014. The category’s outperformance was most marked in Europe. After reaching relatively attractive valuations as investors fretted over central bank policy and the lead-up to Greek elections, small companies received a boost from quantitative easing and improved economic figures. They also performed notably well in Hong Kong and South Korea.

In Japan, large-caps did better, reflecting their higher overseas exposure and greater benefit from the weaker Japanese yen. Australia was one of the few markets to yield negative dollar returns.

Stock selection in continental Europe and Japan aided our portfolio’s results. In Europe, the best-performing sectors were industrials (Maire Tecnimont, Elis, Andritz), materials (Smurfit Kappa, Braas Monier), information technology (Xing), and consumer staples (Glanbia). In Japan, industrial holdings Obara Group, Nitta, Trusco Nakayama, and Kuroda Electric made solid contributions. Materials had a lesser impact.

Falling oil prices hurt returns for energy companies. Although we were not materially overweighted in the sector, stock selection was disappointing. Notable detractors were OW Bunker (which filed for bankruptcy in November), Modec, and Premier Oil. Energy holdings were the biggest laggard in the United Kingdom. Financials also had areas of weakness, as lower interest rates in the Eurozone affected life insurance firms such as Delta Lloyd and Storebrand.

Our Asian stocks in both developed and emerging markets generally hampered performance. Increased liquidity fueled a dramatic rise in the domestic Chinese equity markets that spread offshore, primarily to Hong Kong. Our holdings in Hong Kong and mainland China yielded positive returns but have not kept pace with index averages. Stock selection and an underweight position in South Korea also dampened results.

Our cash holdings rose modestly over the period as markets steadily improved and a number of stocks reached our appraisal of fair value. Although the portfolio retains a significant exposure to emerging markets, we marginally slimmed our stakes, particularly in India after its strong performance.

We also reduced our continental European holdings, primarily in health care, materials, and telecommunications. As a consequence

9

of our emerging-market commitment, we are underweighted in all the developed regions, especially in Japan and Australia. In sector terms, the portfolio is overweighted in industrials and consumer cyclicals and underweighted in financials, consumer staples, and health care.

We feel that the outlook should favor our focus on well-financed companies with superior secular growth characteristics, above-average returns, and healthy investment opportunities. Although smaller companies may have fewer financing options than larger firms, their greater flexibility and narrower focus can provide significant advantages and exposure to potential niches of growth.

Wellington Management Company llp

Portfolio Manager:

Simon H. Thomas,
Senior Managing Director and
Equity Portfolio Manager

Global equities rose during the period, though there was no shortage of headlines for investors to fret over. Ebola fears escalated, Japan’s recession deepened, and Chinese manufacturing data disappointed. Europe was a bright spot during the first quarter of 2015. Banks provided further accommodative monetary policy and economic data were encouraging, including positive trends in manufacturing, exports, and economic sentiment. However, fears about Greece’s future in the European Union resurfaced amid uncertainty about the disbursement of more bailout aid.

Although the U.S. economy grew in the latter half of 2014, U.S. stocks lagged the broader global market for the six months ended April 30. Some market participants voiced concerns about potential problems such as high valuations, the tightening of near-term Federal Reserve policy, and the impact of the strong dollar on U.S. exports. Our portfolio’s shortfalls included stock selection in financials, consumer discretionary, and energy. These choices were partially offset by strong picks in industrials.

Allocation among sectors, largely a result of our bottom-up stock selection process, also weighed on results. At a regional level, selection in emerging markets hurt relative performance. However, our picks in Europe and our underweighted exposure to Asia were positive.

The largest relative detractors included Pacific Rubiales Energy, Yamato Kogyo, and Zuiko. Shares of Pacific Rubiales, an oil and natural gas exploration and production company focused on reserves in Colombia and Peru, fell as oil prices declined. We have retained a position because the company is self-funded and continues to grow. Yamato Kogyo, a steel company with manufacturing facilities in Japan, South Korea, the United States, Thailand, and Bahrain, underperformed after a period of soft near-term fundamentals. We trimmed our holdings but maintained a stake.

10

Zuiko, a Japanese diaper manufacturer, suffered from weak execution and a series of production delays. However, the company recently completed an expansion of its Chinese facility to increase capacity by at least 50%. We modestly reduced our position but remain positive about the stock.

Top contributors to relative performance included Gategroup, Anima, and Asahi Intecc. Switzerland-based Gategroup, a leading provider of catering, hospitality, and logistics services to the travel industry, rallied as lower oil prices were seen as beneficial to the travel business. We still hold shares because we believe the company’s business is steady and stable.

Anima is an Italy-based firm created to buy the asset management divisions of regional Italian banks sold to repair the banks’ balance sheets after the financial crisis. It has benefited from inflows as Italy shifts from a low savings rate. Asahi Intecc, a Japanese producer of guidewires and catheters, climbed as investors proved optimistic about increasing demand for the company’s products, high margins, and market share gains.

At the end of the period we were most overweighted relative to the benchmark in industrials, materials, and health care. We were most underweighted in information technology, consumer staples, and consumer discretionary. On a regional basis, our greatest relative overweight position was Japan, and we were most underweighted in Europe. We continue to look for high-quality companies that have been neglected by the market and offer attractive investment opportunities.

11

International Explorer Fund

Fund Profile
As of April 30, 2015

Portfolio Characteristics
			MSCI
		S&P	AC
		EPAC	World
		SmallCap	Index ex
	Fund	Index	USA
Number of Stocks	327	3,667	1,829
Median Market Cap	$1.9B	$2.0B	$33.9B
Price/Earnings Ratio	22.2x	21.8x	19.1x
Price/Book Ratio	2.0x	1.8x	1.8x
Return on Equity	12.0%	10.9%	15.0%
Earnings Growth
Rate	14.2%	13.4%	10.4%
Dividend Yield	1.9%	2.1%	2.8%
Turnover Rate
(Annualized)	38%	—	—
Ticker Symbol	VINEX	—	—
Expense Ratio[1]	0.40%	—	—
Short-Term Reserves	3.6%	—	—

Sector Diversification (% of equity exposure)
			MSCI
		S&P	AC
		EPAC	World
		SmallCap	Index ex
	Fund	Index	USA
Consumer Discretionary 19.6%		18.1%	11.6%
Consumer Staples	4.8	5.8	9.8
Energy	1.5	1.7	7.5
Financials	20.0	23.2	27.5
Health Care	7.1	7.8	8.9
Industrials	26.5	21.4	11.0
Information Technology	7.8	9.0	7.5
Materials	9.8	9.2	7.6
Telecommunication
Services	1.6	1.6	5.2
Utilities	1.3	2.2	3.4

Volatility Measures
		MSCI
	S&P	AC
	EPAC	World
	SmallCap	Index ex
	Index	USA
R-Squared	0.95	0.87
Beta	0.92	0.90

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Gujarat Pipavav Port Ltd. Marine Ports &
	Services	1.2%
Helvetia Holding AG	Multi-line Insurance	1.2
Maire Tecnimont SPA	Construction &
	Engineering	1.1
Cerved Information
Solutions SPA	Specialized Finance	1.1
Matas A/S	Specialty Stores	1.1
Smurfit Kappa Group plc Paper Packaging		1.1
BRAAS Monier Building	Construction
Group SA	Materials	1.0
Techtronic Industries Co. Household
Ltd.	Appliances	1.0
XING AG	Internet Software &
	Services	0.8
Idea Cellular Ltd.	Wireless
	Telecommunication
	Services	0.8
Top Ten		10.4%

The holdings listed exclude any temporary cash investments and equity index products.

Allocation by Region (% of equity exposure)

1 The expense ratio shown is from the prospectus dated February 25, 2015, and represents estimated costs for the current fiscal year. For the six months ended April 30, 2015, the annualized expense ratio was 0.42%.

12

International Explorer Fund

Market Diversification (% of equity exposure)
		S&P	MSCI
		EPAC	AC World
		SmallCap	Index ex
	Fund	Index	USA
Europe
United Kingdom	18.3%	19.5%	14.4%
Italy	8.1	2.4	1.7
France	5.5	8.4	7.0
Germany	5.3	7.7	6.5
Switzerland	4.6	8.3	6.5
Ireland	4.5	0.2	0.2
Sweden	3.0	3.0	2.1
Denmark	1.9	1.1	1.2
Norway	1.7	0.7	0.5
Netherlands	1.4	1.7	1.9
Austria	1.1	0.2	0.1
Other	2.8	5.1	4.2
Subtotal	58.2%	58.3%	46.3%
Pacific
Japan	22.5%	21.1%	15.8%
Australia	4.3	5.7	5.1
Hong Kong	1.9	2.9	2.3
South Korea	1.6	4.8	3.3
Singapore	1.2	1.3	1.1
Other	0.4	0.2	0.1
Subtotal	31.9%	36.0%	27.7%
Emerging Markets
India	3.4%	0.0%	1.4%
China	2.4	0.9	5.5
Taiwan	1.5	0.0	2.8
Other	2.0	0.0	8.8
Subtotal	9.3%	0.9%	18.5%
North America	0.6%	0.2%	6.9%
Middle East	0.0%	0.7%	0.4%
Other	0.0%	3.9%	0.2%
Other represents securities that are not classified by the Fund's benchmark index.

13

International Explorer Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): October 31, 2004, Through April 30, 2015

Note: For 2015, performance data reflect the six months ended April 30, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
International Explorer Fund	11/4/1996	-0.14%	8.61%	7.09%

See Financial Highlights for dividend and capital gains information.

14

International Explorer Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (93.7%)[1]
Australia (3.8%)
Iluka Resources Ltd.	2,094,685	13,348
Computershare Ltd.	1,339,861	12,997
Mirvac Group	7,419,796	11,755
Asaleo Care Ltd.	6,618,650	9,631
Ansell Ltd.	464,023	9,550
Amcor Ltd.	867,190	9,232
Incitec Pivot Ltd.	2,439,068	7,660
Spotless Group
Holdings Ltd.	3,776,771	6,787
^ Super Retail Group Ltd.	689,097	5,364
Nufarm Ltd.	692,820	3,971
Tox Free Solutions Ltd.	1,599,335	3,819
SAI Global Ltd.	915,291	2,847
Transpacific Industries
Group Ltd.	4,170,963	2,517
Recall Holdings Ltd.	423,397	2,432
* Karoon Gas Australia Ltd.	768,086	1,655
		103,565
Austria (1.1%)
ANDRITZ AG	382,994	22,423
^ Schoeller-Bleckmann
Oilfield Equipment AG	32,588	2,297
BUWOG AG	112,962	2,284
* Kapsch TrafficCom AG	85,000	1,908
CA Immobilien Anlagen AG	84,915	1,541
		30,453
Belgium (0.5%)
Cie d’Entreprises CFE	49,596	5,366
Ackermans &
van Haaren NV	33,394	4,081
D’ieteren SA/NV	100,205	3,909
		13,356
Brazil (0.3%)
BR Properties SA	1,692,688	5,905
Magazine Luiza SA	734,595	1,221
		7,126

Canada (0.0%)
^,*	Pacific Rubiales
	Energy Corp.	228,580	773

China (2.3%)
	Shenzhou International
	Group Holdings Ltd.	2,009,000	9,449
*	New Oriental Education
	& Technology Group
	Inc. ADR	347,121	8,883
	ANTA Sports
	Products Ltd.	3,901,000	8,578
^	Baoxin Auto Group Ltd.	9,677,000	7,636
	Haitian International
	Holdings Ltd.	2,600,000	6,466
*	WuXi PharmaTech
	Cayman Inc. ADR	148,722	6,420
	Dah Chong Hong
	Holdings Ltd.	10,202,000	6,368
	E-House China
	Holdings Ltd. ADR	576,200	3,918
*,2	Cosmo Lady China
	Holdings Co. Ltd.	3,297,000	2,762
	Daphne International
	Holdings Ltd.	5,724,000	1,594
	CSPC Pharmaceutical
	Group Ltd.	1,224,000	1,271
	Leju Holdings Ltd. ADR	33,405	352
			63,697
Denmark (1.8%)
	Matas A/S	1,233,703	29,180
^	FLSmidth & Co. A/S	250,000	10,680
	DSV A/S	164,096	5,692
*	H Lundbeck A/S	262,698	5,110
*	OW Bunker A/S	1,000,000	—
			50,662
Finland (0.2%)
	Vaisala Oyj	100,000	2,683
	Tikkurila Oyj	71,345	1,469
			4,152

15

International Explorer Fund

			Market
			Value
		Shares	($000)
France (5.1%)
^	Rubis SCA	325,000	22,082
	Montupet	307,313	21,659
	Eurofins Scientific SE	65,000	18,309
*	Elis SA	807,777	16,426
	Euler Hermes Group	100,000	10,932
*	Naturex	140,044	9,354
	Korian-Medica	260,000	8,871
	Lectra	600,000	8,567
^	Imerys SA	66,481	5,060
	Wendel SA	31,907	3,919
	Virbac SA	13,262	3,452
	Eurazeo SA	47,521	3,402
	Groupe Eurotunnel SE	200,000	3,206
	Albioma SA	100,000	2,088
*	Air France-KLM	217,559	1,876
*	Inside Secure SA	280,456	686
			139,889
Germany (5.0%)
*	BRAAS Monier Building
	Group SA	994,642	27,308
	XING AG	140,680	23,246
	MTU Aero Engines AG	180,000	17,695
	Zeal Network SE	303,979	16,530
	RIB Software AG	700,000	11,055
*	Tom Tailor Holding AG	890,000	11,001
	Freenet AG	200,000	6,478
*	GRENKELEASING AG	41,695	5,557
	Rheinmetall AG	88,693	4,541
	STRATEC Biomedical AG	66,675	3,333
	ElringKlinger AG	86,456	2,380
	LEG Immobilien AG	27,262	2,115
*	Grand City Properties SA	111,069	2,105
	SAF-Holland SA	132,679	2,009
*	Suss Microtec AG	250,000	1,521
			136,874
Hong Kong (1.8%)
	Techtronic Industries
	Co. Ltd.	7,500,000	26,542
*	HKBN Ltd.	7,152,000	9,246
	Johnson Electric
	Holdings Ltd.	2,472,625	9,186
	Yue Yuen Industrial
	Holdings Ltd.	1,390,500	5,283
			50,257
India (3.2%)
*	Gujarat Pipavav Port Ltd.	9,558,436	33,320
	Idea Cellular Ltd.	8,449,659	23,231
	Apollo Hospitals
	Enterprise Ltd.	895,498	16,003
	Cipla Ltd.	732,735	7,323
	Ipca Laboratories Ltd.	607,911	6,138
	Multi Commodity
	Exchange of India Ltd.	205,558	3,378
			89,393

Indonesia (0.5%)
	Matahari Department
	Store Tbk PT	6,888,200	9,264
	Ciputra Property Tbk PT	73,359,500	3,833
	Gajah Tunggal Tbk PT	14,517,890	1,229
			14,326
Ireland (4.3%)
	Smurfit Kappa Group plc	950,000	29,086
	Glanbia plc	1,250,000	23,166
	Paddy Power plc	200,000	17,880
*	Dalata Hotel Group plc	3,800,000	15,377
	Irish Residential
	Properties REIT plc	8,400,000	10,099
	FBD Holdings plc	725,000	7,833
	IFG Group plc	2,622,895	5,685
	Irish Continental
	Group plc	1,050,000	4,700
	Origin Enterprises plc	485,000	4,379
			118,205
Italy (7.7%)
*	Maire Tecnimont SPA	10,133,632	30,334
*	Cerved Information
	Solutions SPA	4,055,292	29,422
*	Banca Popolare
	dell’Emilia Romagna SC	2,600,000	21,387
*	Sorin SPA	5,600,000	17,627
*,2	OVS SPA	3,569,694	17,236
	Credito Emiliano SPA	2,000,000	16,684
*,2	Anima Holding SPA	1,834,993	16,338
	FinecoBank Banca
	Fineco SPA	1,900,000	14,344
*	Yoox SPA	280,000	8,820
	Prysmian SPA	250,000	5,098
	DiaSorin SPA	102,252	4,668
^	Brunello Cucinelli SPA	250,844	4,655
	Moncler SPA	245,971	4,380
*	Ei Towers SPA	65,041	3,940
^	Beni Stabili SpA SIIQ	4,708,318	3,882
*	Autogrill SPA	378,316	3,618
	Banca Generali SPA	101,784	3,416
	Salvatore Ferragamo SPA	76,528	2,380
	Immobiliare Grande
	Distribuzione SIIQ SPA	1,892,969	1,863
*,2	RAI Way SPA	347,896	1,720
	Industria Macchine
	Automatiche SPA	22,125	1,127
			212,939
Japan (21.1%)
	Nitta Corp.	701,100	19,212
	Tokai Tokyo Financial
	Holdings Inc.	2,211,100	16,990
	Trusco Nakayama Corp.	496,800	16,729
	Tsuruha Holdings Inc.	220,735	16,010
	NEC Networks & System
	Integration Corp.	691,300	14,814

16

International Explorer Fund

			Market
			Value
		Shares	($000)
	Kissei Pharmaceutical
	Co. Ltd.	481,900	14,303
	Kuroda Electric Co. Ltd.	772,400	13,885
	Nippon Densetsu
	Kogyo Co. Ltd.	781,000	13,115
	Hitachi Transport
	System Ltd.	732,800	11,818
	Arcs Co. Ltd.	542,800	11,357
	Daibiru Corp.	1,156,100	11,352
	Aica Kogyo Co. Ltd.	486,000	11,162
	Ai Holdings Corp.	613,500	11,157
	Koito Manufacturing
	Co. Ltd.	310,100	10,851
	TPR Co. Ltd.	412,500	10,821
	Lintec Corp.	440,400	10,803
	Eagle Industry Co. Ltd.	531,200	10,727
^	Musashi Seimitsu
	Industry Co. Ltd.	499,000	10,562
^	JSP Corp.	544,593	10,317
^	Digital Garage Inc.	692,200	9,854
^	Kakaku.com Inc.	629,000	9,755
	Unipres Corp.	469,700	9,697
^	Kureha Corp.	2,115,000	9,680
	OBIC Business
	Consultants Ltd.	256,200	9,653
	Nippon Soda Co. Ltd.	1,453,000	9,078
	Mitsui Sugar Co. Ltd.	2,469,000	8,897
	Nabtesco Corp.	318,500	8,760
	Kumiai Chemical
	Industry Co. Ltd.	955,000	8,433
	Zenkoku Hosho Co. Ltd.	228,155	8,423
	Glory Ltd.	296,400	8,204
	Mitsubishi UFJ Lease &
	Finance Co. Ltd.	1,497,295	8,032
	Nihon Parkerizing Co. Ltd.	663,400	7,542
	Shinsei Bank Ltd.	3,469,235	7,099
	Takasago International
	Corp.	1,528,000	7,055
^	Obara Group Inc.	116,300	6,842
	Asahi Intecc Co. Ltd.	110,735	6,819
	Nippon Shinyaku Co. Ltd.	194,000	6,486
	IHI Corp.	1,368,245	6,273
	Hoshizaki Electric Co. Ltd.	106,355	6,257
	Nichi-iko Pharmaceutical
	Co. Ltd.	292,800	6,164
	Sumitomo Real Estate
	Sales Co. Ltd.	225,900	6,140
	Tokyo Steel
	Manufacturing Co. Ltd.	889,100	6,138
	Plenus Co. Ltd.	309,500	6,044
	Asahi Diamond
	Industrial Co. Ltd.	490,300	6,028
	Kawasaki Heavy
	Industries Ltd.	1,162,000	5,989
	DMG Mori Seiki Co. Ltd.	366,115	5,971

	Hitachi High-
	Technologies Corp.	203,600	5,900
	Yaskawa Electric Corp.	402,275	5,527
^	Message Co. Ltd.	170,480	5,285
	Tsutsumi Jewelry Co. Ltd.	217,700	5,173
	Nippon Shokubai Co. Ltd.	371,805	5,133
	Kobe Steel Ltd.	2,701,000	4,909
	Welcia Holdings Co. Ltd.	107,500	4,701
	SCSK Corp.	159,400	4,655
	Teijin Ltd.	1,342,000	4,559
	Denyo Co. Ltd.	285,770	4,319
	TDK Corp.	59,900	4,315
	Makino Milling
	Machine Co. Ltd.	441,220	4,030
	Jamco Corp.	140,100	4,002
	Sanwa Holdings Corp.	526,665	3,975
	Mitsubishi Gas
	Chemical Co. Inc.	709,865	3,967
^	Yushin Precision
	Equipment Co. Ltd.	175,200	3,783
^,*	TechnoPro Holdings Inc.	128,600	3,574
	Tokyo TY Financial
	Group Inc.	121,243	3,466
	Showa Denko KK	2,503,000	3,422
	Tenma Corp.	205,500	3,325
	Yamato Kogyo Co. Ltd.	140,720	3,311
	IBJ Leasing Co. Ltd.	146,665	3,280
	Mitsubishi Materials Corp.	877,000	3,157
	CyberAgent Inc.	65,110	3,133
^	Zuiko Corp.	91,160	3,011
^	Kenedix Inc.	733,900	2,922
^	Sumco Corp.	190,000	2,867
	Ferrotec Corp.	484,700	2,816
	Iida Group
	Holdings Co. Ltd.	201,685	2,707
	Daiwa Office
	Investment Corp.	420	2,211
	GLP J-Reit	1,933	1,987
	NTT Urban
	Development Corp.	186,000	1,936
	kabu.com Securities
	Co. Ltd.	260,300	1,900
	Ichiyoshi Securities
	Co. Ltd.	172,605	1,853
	Shimadzu Corp.	153,000	1,790
	Dena Co. Ltd.	76,600	1,530
	Nafco Co. Ltd.	63,500	918
	Fukushima Industries Corp.	43,400	729
			581,376
Luxembourg (1.2%)
*	Stabilus SA	650,000	22,639
	B&M European Value
	Retail SA	1,302,329	6,028
	Reinet Investments SCA	180,645	3,893
2	O’Key Group SA GDR	239,162	725
			33,285

17

International Explorer Fund

			Market
			Value
		Shares	($000)
	Malaysia (0.4%)
	Bursa Malaysia Bhd.	4,245,200	10,405

	Netherlands (1.4%)
	Delta Lloyd NV	1,200,000	22,693
	Sligro Food Group NV	170,000	6,560
	Beter Bed Holding NV	114,122	2,944
	USG People NV	203,635	2,765
*	Constellium NV Class A	129,206	2,374
			37,336
	New Zealand (0.3%)
	Fletcher Building Ltd.	1,475,159	9,338

	Norway (1.7%)
	Borregaard ASA	2,623,606	20,285
*	Storebrand ASA	5,300,000	18,739
	Kongsberg Gruppen ASA	302,376	6,497
			45,521
	Panama (0.1%)
	Copa Holdings SA Class A	25,948	2,877

	Singapore (1.2%)
	UOL Group Ltd.	2,533,300	15,233
	First Resources Ltd.	5,310,000	7,122
	Mapletree Industrial Trust	5,807,480	7,059
*	Vard Holdings Ltd.	6,230,000	3,002
			32,416
	South Africa (0.1%)
	Gold Fields Ltd.	660,470	3,049

	South Korea (1.6%)
^	Halla Visteon Climate
	Control Corp.	337,355	12,657
	Hankook Tire Co. Ltd.	137,449	5,776
^	Sung Kwang Bend Co. Ltd.	386,521	5,645
	Green Cross Corp.	32,111	5,291
	S-1 Corp.	49,638	3,700
	CJ O Shopping Co. Ltd.	12,657	2,831
	Lotte Chemical Corp.	10,938	2,538
	Samsung Securities Co. Ltd.	39,076	2,374
	Nexen Tire Corp.	176,153	2,137
			42,949
	Spain (0.7%)
*	Applus Services SA	1,550,000	18,684

	Sweden (2.8%)
	Loomis AB Class B	650,000	20,832
^	Intrum Justitia AB	600,000	18,895
*,3	Bufab Holding AB	2,111,839	13,558
	Opus Group AB	5,599,522	6,161
	Modern Times Group
	MTG AB Class B	180,000	5,986
	AAK AB	70,000	4,429

	Concentric AB	241,269	3,414
*,2	Hoist Finance AB	357,603	2,800
	Haldex AB	143,429	2,143
			78,218
Switzerland (4.5%)
	Helvetia Holding AG	58,000	32,952
	OC Oerlikon Corp. AG	1,269,575	16,608
	Kuoni Reisen Holding AG	34,754	11,677
	EFG International AG	647,683	9,507
	Gategroup Holding AG	270,706	9,466
	Interroll Holding AG	14,000	9,308
	Komax Holding AG	50,380	9,265
	Ascom Holding AG	500,000	8,902
*	Dufry AG	30,476	4,481
	Partners Group Holding AG	13,609	4,266
	Tecan Group AG	23,567	3,132
	Orior AG	50,000	3,035
	Comet Holding AG	781	689
			123,288
Taiwan (1.4%)
	Giant Manufacturing
	Co. Ltd.	2,316,000	19,976
	Chroma ATE Inc.	3,824,000	9,210
	CTCI Corp.	4,336,000	7,624
	Gourmet Master Co. Ltd.	598,000	2,548
			39,358
Thailand (0.3%)
	LPN Development PCL	14,565,300	7,574

United Arab Emirates (0.3%)
*	Lamprell plc	3,937,500	8,480

United Kingdom (16.5%)
	Grafton Group plc	1,425,000	17,983
	DCC plc	275,000	17,494
	Kennedy Wilson Europe
	Real Estate plc	1,017,072	17,421
	Dechra
	Pharmaceuticals plc	1,100,000	17,289
	Grainger plc	4,915,405	15,942
	IG Group Holdings plc	1,346,431	15,181
	Millennium & Copthorne
	Hotels plc	1,400,000	12,429
	Ashtead Group plc	700,000	12,003
	Elementis plc	2,575,563	11,986
	London Stock Exchange
	Group plc	286,019	11,134
	Persimmon plc	400,000	10,386
	Keller Group plc	678,861	10,384
	Ricardo plc	800,000	10,374
*	SSP Group plc	2,226,437	10,174
	Investec plc	1,050,000	10,026
	Micro Focus
	International plc	499,250	9,609

18

International Explorer Fund

			Market
			Value
		Shares	($000)
	Berendsen plc	575,000	9,141
	WS Atkins plc	436,022	8,946
*	SuperGroup plc	560,000	8,858
	Redrow plc	1,563,146	8,854
	Inchcape plc	675,000	8,586
	Photo-Me
	International plc	3,750,000	8,018
	Bodycote plc	750,000	7,899
	Pets at Home Group plc	1,945,078	7,764
	Halma plc	675,000	7,351
	Domino Printing
	Sciences plc	508,200	7,130
^	Telecom Plus plc	600,000	7,047
	Senior plc	1,433,298	6,883
	HomeServe plc	1,098,841	6,421
	A.G.Barr plc	650,000	6,231
	QinetiQ Group plc	2,000,000	6,190
*	Premier Oil plc	2,300,000	6,153
	Eco Animal Health
	Group plc	1,608,166	6,037
	SIG plc	1,975,000	5,869
	UNITE Group plc	617,865	5,677
*	Alent plc	1,000,000	5,554
	Hays plc	2,316,206	5,444
*	Findel plc	1,600,365	5,371
	Tyman plc	1,172,506	5,351
	Just Retirement
	Group plc	1,983,072	5,307
	Soco International plc	1,917,355	5,302
	Northgate plc	518,269	5,134
	Brewin Dolphin
	Holdings plc	984,495	5,113
	Mears Group plc	775,970	5,094
	Michael Page
	International plc	588,715	4,796
	Crest Nicholson
	Holdings plc	686,090	4,711
	Big Yellow Group plc	399,498	4,085
^,*	EnQuest plc	4,950,000	3,977
*	LMS Capital plc	3,097,813	3,605
	Kier Group plc	130,185	3,229
	Savills plc	245,441	3,108
	N Brown Group plc	580,970	3,050
*	Polypipe Group plc	669,905	2,831
	Laird plc	512,513	2,819
	Hansteen Holdings plc	1,550,774	2,802
	Berkeley Group
	Holdings plc	67,124	2,585
	Direct Line Insurance
	Group plc	509,063	2,485
	De La Rue plc	292,558	2,459
	Booker Group plc	1,013,241	2,243
	James Fisher & Sons plc	123,604	2,186
	Consort Medical plc	144,171	2,075
*	Ophir Energy plc	881,060	1,921

	Hikma Pharmaceuticals plc	53,791	1,682
	Hunting plc	123,599	1,110
	Chemring Group plc	336,273	1,105
			455,404
United States (0.5%)
	Samsonite
	International SA	4,151,400	15,141
Total Common Stocks
(Cost $2,141,296)			2,580,366
Temporary Cash Investments (8.5%)[1]
Money Market Fund (7.8%)
[4,5]	Vanguard Market
	Liquidity Fund,
	0.121%	214,837,588	214,838

		Face
		Amount
		($000)
Repurchase Agreement (0.4%)
	Goldman Sachs & Co.
	0.100%, 5/1/15 (Dated
	4/30/15, Repurchase
	Value $9,300,000,
	collateralized by Federal
	Home Loan Mortgage
	Corp. 4.000%–5.500%,
	1/1/19–5/1/40, and
	Federal National
	Mortgage Assn.
	3.000%–6.000%,
	8/1/24–5/1/45, with a
	value of $9,486,000)	9,300	9,300

U.S. Government and Agency Obligations (0.3%)
[6,7]	Fannie Mae Discount
	Notes, 0.070%, 7/15/15	700	700
8	Federal Home Loan
	Bank Discount Notes,
	0.065%, 5/13/15	1,000	1,000
[7,8]	Federal Home Loan
	Bank Discount Notes,
	0.085%, 7/24/15	6,000	5,998
6	Freddie Mac Discount
	Notes, 0.131%, 6/8/15	1,200	1,200
			8,898
Total Temporary Cash Investments
(Cost $233,036)			233,036
Total Investments (102.2%)
(Cost $2,374,332)			2,813,402

19

International Explorer Fund

Market
Value
($000)
Other Assets and Liabilities (-2.2%)
Other Assets	37,568
Liabilities[5]	(97,290)
(59,722)
Net Assets (100%)
Applicable to 150,603,118 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	2,753,680
Net Asset Value Per Share	$18.28

At April 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	2,240,252
Overdistributed Net Investment Income	(16,116)
Accumulated Net Realized Gains	87,023
Unrealized Appreciation (Depreciation)
Investment Securities	439,070
Futures Contracts	1,003
Forward Currency Contracts	2,428
Foreign Currencies	20
Net Assets	2,753,680

See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $58,950,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 96.3% and 5.9%, respectively, of net assets.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the aggregate value of these securities was $41,581,000, representing 1.5% of net assets.
3 Considered an affiliated company of the fund as the fund owns more than 5% of the outstanding voting securities of such company.
4 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
5 Includes $62,311,000 of collateral received for securities on loan.
6 The issuer was placed under federal conservatorship in September 2008; since that time, its daily operations have been managed by the
Federal Housing Finance Agency and it receives capital from the U.S. Treasury, as needed to maintain a positive net worth, in exchange for senior preferred stock.
7 Securities with a value of $3,799,000 have been segregated as initial margin for open futures contracts.
8 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

20

International Explorer Fund

Statement of Operations

Six Months Ended
April 30, 2015
($000)
Investment Income
Income
Dividends[1]	20,321
Interest	84
Securities Lending	824
Total Income	21,229
Expenses
Investment Advisory Fees—Note B
Basic Fee	2,777
Performance Adjustment	57
The Vanguard Group—Note C
Management and Administrative	1,961
Marketing and Distribution	234
Custodian Fees	248
Shareholders’ Reports	12
Trustees’ Fees and Expenses	2
Total Expenses	5,291
Net Investment Income	15,938
Realized Net Gain (Loss)
Investment Securities Sold	87,047
Futures Contracts	7,383
Foreign Currencies and Forward Currency Contracts	(8,279)
Realized Net Gain (Loss)	86,151
Change in Unrealized Appreciation (Depreciation)
Investment Securities	110,916
Futures Contracts	(957)
Foreign Currencies and Forward Currency Contracts	4,834
Change in Unrealized Appreciation (Depreciation)	114,793
Net Increase (Decrease) in Net Assets Resulting from Operations	216,882
1 Dividends are net of foreign withholding taxes of $1,106,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

International Explorer Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	15,938	43,712
Realized Net Gain (Loss)	86,151	172,966
Change in Unrealized Appreciation (Depreciation)	114,793	(166,772)
Net Increase (Decrease) in Net Assets Resulting from Operations	216,882	49,906
Distributions
Net Investment Income	(45,599)	(52,360)
Realized Capital Gain[1]	(153,304)	(35,904)
Total Distributions	(198,903)	(88,264)
Capital Share Transactions
Issued	276,251	653,367
Issued in Lieu of Cash Distributions	183,328	81,125
Redeemed	(321,650)	(379,732)
Net Increase (Decrease) from Capital Share Transactions	137,929	354,760
Total Increase (Decrease)	155,908	316,402
Net Assets
Beginning of Period	2,597,772	2,281,370
End of Period[2]	2,753,680	2,597,772

1 Includes fiscal 2015 and 2014 short-term gain distributions totaling $26,297,000 and $17,079,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($16,116,000) and $13,317,000.

See accompanying Notes, which are an integral part of the Financial Statements.

22

International Explorer Fund

Financial Highlights

Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$18.26	$18.50	$14.50	$14.41	$15.81	$13.55
Investment Operations
Net Investment Income	.123	.335	.327	.362	.322	.237
Net Realized and Unrealized Gain (Loss)
on Investments	1.319	.133	4.078	.287	(1.498)	2.225
Total from Investment Operations	1.442	.468	4.405	.649	(1.176)	2.462
Distributions
Dividends from Net Investment Income	(. 326)	(. 420)	(. 405)	(. 346)	(. 224)	(. 202)
Distributions from Realized Capital Gains	(1.096)	(.288)	—	(.213)	—	—
Total Distributions	(1.422)	(.708)	(. 405)	(. 559)	(. 224)	(. 202)
Net Asset Value, End of Period	$18.28	$18.26	$18.50	$14.50	$14.41	$15.81

Total Return[1]	8.74%	2.66%	31.13%	5.02%	-7.60%	18.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$2,754	$2,598	$2,281	$1,819	$2,187	$2,436
Ratio of Total Expenses to
Average Net Assets[2]	0.42%	0.40%	0.36%	0.43%	0.42%	0.39%
Ratio of Net Investment Income to
Average Net Assets	1.26%	1.69%	2.03%	2.35%	1.93%	1.67%
Portfolio Turnover Rate	38%	39%	36%	28%	43%	51%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
2 Includes performance-based investment advisory fee increases (decreases) of 0.00%, 0.00%, (0.05%), 0.02%, 0.03%, and 0.00%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

International Explorer Fund

Notes to Financial Statements

Vanguard International Explorer Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of United States corporations.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearing-house imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

24

International Explorer Fund

The fund enters into forward currency contracts to provide the appropriate currency exposure related to any open futures contracts or to protect the value of securities and related receivables and payables against changes in foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2015, the fund’s average investments in long and short futures contracts represented 2% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 4% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Repurchase Agreements: The fund enters into repurchase agreements with institutional counter-parties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

25

International Explorer Fund

5. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and for the period ended April 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

6. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

7. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

8. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2015, or at any time during the period then ended.

9. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

26

International Explorer Fund

B. Schroder Investment Management North America Inc. and Wellington Management Company LLP each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fees of Schroder Investment Management North America Inc. and Wellington Management Company LLP are subject to quarterly adjustments based on performance for the preceding three years relative to the S&P EPAC SmallCap Index.

The Vanguard Group manages the cash reserves of the fund on an at-cost basis.

For the six months ended April 30, 2015, the aggregate investment advisory fee represented an effective annual basic rate of 0.22% of the fund’s average net assets, before an increase of $57,000 (0.00%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At April 30, 2015, the fund had contributed capital of $237,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.09% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	32,723	2,547,643	—
Temporary Cash Investments	214,838	18,198	—
Futures Contracts—Assets[1]	51	—	—
Futures Contracts—Liabilities[1]	(570)	—	—
Forward Currency Contracts—Assets	—	2,473	—
Forward Currency Contracts—Liabilities	—	(45)	—
Total	247,042	2,568,269	—
1 Represents variation margin on the last day of the reporting period.

27

International Explorer Fund

E. At April 30, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	51	2,473	2,524
Liabilities	(570)	(45)	(615)

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2015, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	7,383	—	7,383
Forward Currency Contracts	—	(7,962)	(7,962)
Realized Net Gain (Loss) on Derivatives	7,383	(7,962)	(579)

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(957)	—	(957)
Forward Currency Contracts	—	4,593	4,593
Change in Unrealized Appreciation (Depreciation) on Derivatives	(957)	4,593	3,636

At April 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
FTSE 100 Index	June 2015	271	28,857	665
Topix Index	June 2015	138	18,318	583
Dow Jones EURO STOXX 50 Index	June 2015	347	13.874	(96)
S&P ASX 200 Index	June 2015	88	9,990	(149)
				1,003

Unrealized appreciation (depreciation) on open FTSE 100 Index and Dow Jones EURO STOXX 50 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

28

International Explorer Fund

At April 30, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
BNP Paribas	6/24/15	GBP	14,332	USD	21,157	834
Bank of America, N.A.	6/16/15	JPY	2,524,668	USD	20,853	303
BNP Paribas	6/24/15	EUR	10,741	USD	11.448	621
Bank of America, N.A.	6/23/15	AUD	11,854	USD	8,987	365
Bank of America, N.A.	6/24/15	GBP	2,437	USD	3,594	146
UBS AG	6/16/15	JPY	319,200	USD	2,683	(9)
UBS AG	6/24/15	GBP	1,619	USD	2,424	61
Bank of America, N.A.	6/24/15	EUR	1,807	USD	1,948	83
Goldman Sachs International	6/23/15	AUD	2,046	USD	1,554	60
The Toronto-Dominion Bank	6/16/15	USD	6,404	JPY	766,798	(21)
UBS AG	6/23/15	USD	769	AUD	994	(15)
						2,428
AUD—Australian dollar.
EUR—Euro.
GBP—British pound.
JPY—Japanese yen.
USD—U.S. dollar.

At April 30, 2015, the counterparty had deposited in segregated accounts securities with a value of $2,285,000 in connection with amounts due to the fund for open forward currency contracts.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to the tax treatment of unrealized appreciation on passive foreign investment companies. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

Certain of the fund’s investments are in securities considered to be passive foreign investment companies, for which any unrealized appreciation and/or realized gains are required to be included in distributable net investment income for tax purposes. Passive foreign investment companies had unrealized appreciation of $23,947,000 at April 30, 2015.

29

International Explorer Fund

At April 30, 2015, the cost of investment securities for tax purposes was $2,398,279,000. Net unrealized appreciation of investment securities for tax purposes was $415,123,000, consisting of unrealized gains of $568,054,000 on securities that had risen in value since their purchase and $152,931,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the six months ended April 30, 2015, the fund purchased $466,216,000 of investment securities and sold $564,914,000 of investment securities, other than temporary cash investments.

H. Capital shares issued and redeemed were:

	Six Months Ended	Year Ended
	April 30, 2015	October 31, 2014
	Shares	Shares
	(000)	(000)
Issued	15,763	34,696
Issued in Lieu of Cash Distributions	11,118	4,589
Redeemed	(18,566)	(20,296)
Net Increase (Decrease) in Shares Outstanding	8,315	18,989

I. Certain of the fund’s investments are in companies that are considered to be affiliated companies of the fund because the fund owns more than 5% of the outstanding voting securities of the company or the issuer is another member of The Vanguard Group. Transactions during the period in securities of these companies were as follows:

		Current Period Transactions
	Oct. 31,		Proceeds			Apr. 30,
	2014		from		Capital Gain	2015
	Market	Purchases	Securities		Distributions	Market
	Value	at Cost	Sold	Income	Received	Value
	($000)	($000)	($000)	($000)	($000)	($000)
Bufab Holding AB	NA1	3,079	—	—	—	13,558
Vanguard Market Liquidity Fund	151,072	NA [2]	NA [2]	76	—	214,838
Total	151,072			76	—	228,396
1 Not applicable—at October 31, 2014, the issuer was not an affiliated company of the fund.
2 Not applicable—purchases and sales are for temporary cash investment purposes.

J. Management has determined that no material events or transactions occurred subsequent to April 30, 2015, that would require recognition or disclosure in these financial statements.

30

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

31

Six Months Ended April 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
International Explorer Fund	10/31/2014	4/30/2015	Period
Based on Actual Fund Return	$1,000.00	$1,087.42	$2.17
Based on Hypothetical 5% Yearly Return	1,000.00	1,022.71	2.11

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratio for that period is 0.42%. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

32

Glossary

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

33

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

34

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q1262 062015

Semiannual Report | April 30, 2015

Vanguard High Dividend Yield Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	25
Trustees Approve Advisory Arrangement.	27
Glossary.	28

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended April 30, 2015
Total
Returns
Vanguard High Dividend Yield Index Fund
Investor Shares	3.43%
ETF Shares
Market Price	3.46
Net Asset Value	3.47
FTSE High Dividend Yield Index	3.51
Equity Income Funds Average	3.02

Equity Income Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
The Vanguard ETF® Shares shown are traded on the NYSE Arca exchange and are available only through brokers. The table provides ETF returns based on both the NYSE Arca market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749;
7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
October 31, 2014, Through April 30, 2015

			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard High Dividend Yield Index Fund
Investor Shares	$26.98	$27.50	$0.395	$0.000
ETF Shares	68.11	69.44	1.024	0.000

1

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2015, Vanguard High Dividend Yield Index Fund returned 3.43% for Investor Shares and 3.47% for ETF Shares based on net asset value. The fund met its objective of closely tracking the performance of its target, the FTSE High Dividend Yield Index, and it topped the average return of its peers.

However, the fund trailed the broad U.S. stock market. Dividend-paying funds primarily invest in large-capitalization stocks, but investors during the period mostly favored mid-caps over large- and small-caps and also favored growth stocks over their value counterparts.

At the period’s close, the 30-day SEC yield of the fund’s Investor Shares was 3.06%, compared with the 1.76% yield of the broad stock market, as measured by Investor Shares of Vanguard Total Stock Market Index Fund.

The fund posted positive results in eight of its ten market sectors. Technology stocks were by far the leading contributor to performance.

U.S. stocks closed out higher despite fluctuating returns

U.S. stocks returned almost 5% for the six months, despite stretches of shakiness. In two of those months, stocks declined. In two others, they were virtually unchanged or gained less than 1%. February’s surge of almost 6%, the largest monthly gain since October 2011, lifted stocks for the period.

2

The Federal Reserve’s careful approach to potentially raising short-term interest rates helped stocks along, as did monetary stimulus efforts by other nations’ central banks. These factors offset concerns that ranged from Greece’s debt crisis to the negative effect of the strong U.S. dollar on the profits of U.S.-based multinational companies.

For U.S. investors, international stocks returned about 6%. Still, results were restrained by the dollar’s strength against many foreign currencies. Returns for the developed markets of the Pacific region, led by Japan, exceeded those of Europe and emerging markets. (You can read about Vanguard’s assessment of Japan’s economy in Japan: The Long Road Back to Inflation, available at vanguard.com/ research. This is part of the Global Macro Matters series produced by our economists.)

Stimulus policies and demand have driven up bond prices

Like equities, bonds have benefited from accommodative monetary policies from the world’s central banks. Investor demand for the perceived safety of fixed income assets has also boosted bond returns.

Market Barometer

	Total Returns
	Periods Ended April 30, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	4.75%	13.00%	14.47%
Russell 2000 Index (Small-caps)	4.65	9.71	12.73
Russell 3000 Index (Broad U.S. market)	4.74	12.74	14.33
FTSE All-World ex US Index (International)	6.00	3.53	6.40

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.06%	4.46%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	1.17	4.80	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.05

CPI
Consumer Price Index	-0.35%	-0.20%	1.65%

3

The broad U.S. taxable bond market returned 2.06% for the period, and the yield of the 10-year U.S. Treasury note ended April at 2.04%, down from 2.31% six months earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –4.83% as foreign currencies’ weakness relative to the dollar affected results. For international bonds hedged to eliminate the effect of changes in currency exchange rates, returns were positive.

Returns of money market funds and savings accounts remained checked by the Fed’s target of 0%–0.25% for short-term interest rates.

Technology led the fund’s results even as its weighting was reduced

Technology turned in the best sector performance for the fund, returning about 13%. The sector, which includes hardware and software makers and computer service companies, was powered by Apple, which alone averaged about 6% of the index’s market value during the half year and produced more than one-third of the fund’s advance.

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Peer Group
	Shares	Shares	Average
High Dividend Yield Index Fund	0.18%	0.10%	1.22%

The fund expense ratios shown are from the prospectus dated February 25, 2015, and represent estimated costs for the current fiscal year.
For the six months ended April 30, 2015, the fund’s annualized expense ratios were 0.16% for Investor Shares and 0.09% for ETF Shares. The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end
2014.

Peer group: Equity Income Funds.

4

By the end of the period, though, Apple had been dropped from the benchmark and consequently from the fund’s portfolio, reducing the tech sector’s weighting. Benchmark provider FTSE Group made the move during its annual reconstitution of the index this past March. Apple was first added to the index in March 2014 because it had boosted its dividend.

But this past March, its stock price surged to the point that its dividend, expressed as a percentage of the price, was no longer high enough to meet FTSE’s threshold requiring above-average dividends.

Consequently, consumer goods became the index’s largest sector by April 30. These companies, which sell staples such as food, beverages, and autos, had tepid returns (+2%). But consumer services stocks (+6%) were noteworthy contributors as investors anticipated increased discretionary spending given rising employment and lower energy prices. Big retailers and media companies were the best performers in that industry.

Health care stocks rose about 4%, helped by investor enthusiasm over mergers and acquisitions among large pharmaceutical firms. New drugs moving closer to market also boosted investor interest.

Financial stocks, the fund’s second-largest sector by the end of the period, returned close to 5% as banks and financial service firms saw higher loan volumes.

Not surprisingly, oil and gas stocks were the biggest losers, returning about –6%. The plunge in oil and natural gas prices hit energy companies hard, particularly ones that explore and drill for oil and gas. These “upstream” firms are more vulnerable to falling prices than“downstream” companies that transport and sell energy to consumers.

Promoting good corporate governance is one way we protect your interests

Our core purpose is “to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.” This means more than offering smart investments, trustworthy guidance, and low fees. It also means working with the companies held by Vanguard funds to make sure your interests remain paramount.

How do we meet that responsibility? As one of the world’s largest investment managers, we are making our voice heard in corporate boardrooms to promote the highest standards of stewardship. Our advocacy encompasses a range of corporate governance issues, including executive compensation and succession planning, board composition and effectiveness, oversight of strategy and risk, and communication with shareholders.

We also exert our influence in a very important way when Vanguard funds cast their proxy votes at companies’ shareholder meetings.

5

Most of these votes occur at this time of year, making it an appropriate time to remind you that we work hard to represent your best interests. Good governance, we believe, is essential for any company seeking to maximize its long-term returns to shareholders. You can learn more about our efforts at vanguard.com/corporategovernance.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 13, 2015

High Dividend Yield Index Fund

Fund Profile
As of April 30, 2015

Share-Class Characteristics

	Investor	ETF
	Shares	Shares
Ticker Symbol	VHDYX	VYM
Expense Ratio[1]	0.18%	0.10%
30-Day SEC Yield	3.06%	3.13%

Portfolio Characteristics
			DJ
			U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Number of Stocks	435	431	3,748
Median Market Cap	$104.5B	$104.5B	$50.1B
Price/Earnings Ratio	17.7x	17.7x	21.1x
Price/Book Ratio	2.7x	2.7x	2.8x
Return on Equity	18.9%	18.9%	17.9%
Earnings Growth
Rate	7.3%	7.3%	13.2%
Dividend Yield	3.2%	3.2%	1.9%
Foreign Holdings	0.0%	0.0%	0.0%
Turnover Rate
(Annualized)	11%	—	—
Short-Term
Reserves	-0.1%	—	—

Volatility Measures
	FTSE High	DJ
	Dividend	U.S. Total
	Yield	Market
	Index	FA Index
R-Squared	1.00	0.86
Beta	1.00	0.89

These measures show the degree and timing of the fund’s fluctuations compared with the indexes over 36 months.

Ten Largest Holdings (% of total net assets)
Exxon Mobil Corp.	Integrated Oil & Gas	4.3%
Microsoft Corp.	Software	4.2
Wells Fargo & Co.	Banks	3.3
Johnson & Johnson	Pharmaceuticals	3.2
General Electric Co.	Diversified Industrials	3.2
JPMorgan Chase & Co.	Banks	2.7
Procter & Gamble Co.	Nondurable
	Household Products	2.5
Chevron Corp.	Integrated Oil & Gas	2.4
Pfizer Inc.	Pharmaceuticals	2.4
Verizon Communications Fixed Line
Inc.	Telecommunications	2.4
Top Ten		30.6%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

1 The expense ratios shown are from the prospectus dated February 25, 2015, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2015, the annualized expense ratios were 0.16% for Investor Shares and 0.09% for ETF Shares.

7

High Dividend Yield Index Fund

Sector Diversification (% of equity exposure)
			DJ
			U.S.
		FTSE High	Total
		Dividend	Market
		Yield	FA
	Fund	Index	Index
Basic Materials	3.5%	3.5%	2.8%
Consumer Goods	14.5	14.5	9.8
Consumer Services	6.2	6.2	14.1
Financials	14.0	14.0	18.7
Health Care	11.5	11.5	13.4
Industrials	12.0	12.0	12.4
Oil & Gas	12.3	12.3	7.8
Technology	13.5	13.5	15.9
Telecommunications	4.9	4.9	2.1
Utilities	7.6	7.6	3.0

8

High Dividend Yield Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): November 16, 2006, Through April 30, 2015

Note: For 2015, performance data reflect the six months ended April 30, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Since
	Date	Year	Years	Inception
Investor Shares	11/16/2006	10.93%	14.78%	6.74%
ETF Shares	11/10/2006
Market Price		11.04	14.89	6.96
Net Asset Value		11.00	14.89	6.95

See Financial Highlights for dividend and capital gains information.

9

High Dividend Yield Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (99.7%)[1]
Basic Materials (3.5%)
EI du Pont de Nemours
& Co.	1,647,858	120,623
Dow Chemical Co.	2,105,891	107,400
LyondellBasell Industries
NV Class A	729,072	75,474
Air Products &
Chemicals Inc.	389,761	55,903
Freeport-McMoRan Inc.	1,887,937	43,932
International Paper Co.	776,823	41,731
Nucor Corp.	576,229	28,155
RPM International Inc.	241,825	11,496
Avery Dennison Corp.	164,509	9,145
Steel Dynamics Inc.	411,800	9,113
Reliance Steel &
Aluminum Co.	131,506	8,511
Huntsman Corp.	293,743	6,771
Compass Minerals
International Inc.	60,086	5,307
Domtar Corp.	109,847	4,748
Olin Corp.	136,204	4,022
Commercial Metals Co.	189,909	3,152
Worthington Industries Inc.	97,544	2,637
Tronox Ltd. Class A	114,267	2,394
A Schulman Inc.	53,070	2,253
Innophos Holdings Inc.	39,300	2,077
		544,844
Consumer Goods (14.4%)
Procter & Gamble Co.	4,944,071	393,103
Coca-Cola Co.	7,594,557	308,035
PepsiCo Inc.	2,696,251	256,467
Philip Morris
International Inc.	2,841,333	237,166
Altria Group Inc.	3,607,695	180,565
Ford Motor Co.	7,066,458	111,650
General Motors Co.	2,658,593	93,210
Kraft Foods Group Inc.	1,070,873	90,757

Kimberly-Clark Corp.	677,499	74,315
General Mills Inc.	1,098,260	60,778
Lorillard Inc.	658,906	46,031
Reynolds American Inc.	560,568	41,090
Kellogg Co.	448,415	28,398
Stanley Black & Decker Inc. 282,416		27,874
ConAgra Foods Inc.	767,910	27,760
Dr Pepper Snapple
Group Inc.	355,022	26,478
Clorox Co.	238,656	25,321
Genuine Parts Co.	279,679	25,129
Autoliv Inc.	164,732	19,557
Coach Inc.	498,859	19,061
Coca-Cola Enterprises Inc.	428,225	19,017
Molson Coors Brewing Co.
Class B	251,879	18,516
Mattel Inc.	615,823	17,342
Campbell Soup Co.	330,478	14,776
Hasbro Inc.	205,842	14,572
Leggett & Platt Inc.	249,838	10,611
Ingredion Inc.	118,094	9,377
Pinnacle Foods Inc.	209,054	8,477
Flowers Foods Inc.	315,580	7,050
Avon Products Inc.	786,385	6,425
Tupperware Brands Corp.	81,053	5,419
Nu Skin Enterprises Inc.
Class A	91,975	5,201
Scotts Miracle-Gro Co.
Class A	63,729	4,111
Vector Group Ltd.	145,717	3,228
B&G Foods Inc.	96,889	2,945
Steelcase Inc. Class A	160,314	2,817
Snyder’s-Lance Inc.	83,511	2,466
Schweitzer-Mauduit
International Inc.	52,155	2,306
Universal Corp.	40,848	1,921
MDC Holdings Inc.	70,487	1,892
Knoll Inc.	82,602	1,881

10

High Dividend Yield Index Fund

			Market
			Value
		Shares	($000)
	Cosan Ltd.	238,169	1,729
	Briggs & Stratton Corp.	75,037	1,467
	Superior Industries
	International Inc.	42,193	785
	National Presto
	Industries Inc.	9,898	619
			2,257,695
Consumer Services (6.1%)
	Wal-Mart Stores Inc.	2,950,289	230,270
	McDonald’s Corp.	1,770,162	170,909
	Target Corp.	1,148,007	90,497
	Time Warner Cable Inc.	510,942	79,462
	Sysco Corp.	1,069,464	39,602
	Las Vegas Sands Corp.	729,490	38,575
	L Brands Inc.	397,090	35,484
	Omnicom Group Inc.	451,451	34,202
	Carnival Corp.	758,168	33,337
	Kohl’s Corp.	341,813	24,491
	Staples Inc.	1,164,190	19,000
	Wynn Resorts Ltd.	148,167	16,457
	H&R Block Inc.	500,092	15,123
	Darden Restaurants Inc.	225,703	14,393
	Gannett Co. Inc.	410,584	14,091
	KAR Auction Services Inc.	249,933	9,300
	Cinemark Holdings Inc.	188,772	8,047
	Six Flags
	Entertainment Corp.	169,050	7,949
^	GameStop Corp. Class A	195,999	7,554
	Cablevision Systems Corp.
	Class A	348,804	6,969
	Cracker Barrel Old
	Country Store Inc.	40,438	5,357
	American Eagle
	Outfitters Inc.	330,135	5,252
	Time Inc.	195,863	4,472
^,*	International Game
	Technology plc	201,541	4,103
	Meredith Corp.	66,596	3,466
	Hillenbrand Inc.	112,749	3,314
	Regal Entertainment
	Group Class A	145,507	3,201
	DineEquity Inc.	31,151	3,004
	Rent-A-Center Inc.	95,303	2,821
	Abercrombie & Fitch Co.	124,661	2,802
	SeaWorld
	Entertainment Inc.	119,760	2,539
	Guess? Inc.	124,063	2,272
	Extended Stay America Inc.	103,045	2,088
	Buckle Inc.	43,271	1,939
	Bob Evans Farms Inc.	42,440	1,826
	Copa Holdings SA Class A	16,327	1,811
	National CineMedia Inc.	117,196	1,786
	New Media Investment
	Group Inc.	76,747	1,775

Cato Corp. Class A	43,265	1,702
Weis Markets Inc.	24,588	1,090
Capella Education Co.	20,049	1,083
Stage Stores Inc.	50,546	976
Speedway Motorsports Inc. 26,384		604
Harte-Hanks Inc.	77,735	528
CTC Media Inc.	112,907	394
		955,917
Financials (13.9%)
Wells Fargo & Co.	9,404,008	518,161
JPMorgan Chase & Co.	6,756,690	427,428
PNC Financial Services
Group Inc.	957,165	87,801
MetLife Inc.	1,651,586	84,710
BlackRock Inc.	227,585	82,827
Prudential Financial Inc.	833,119	67,983
ACE Ltd.	603,442	64,562
Travelers Cos. Inc.	584,629	59,112
Marsh & McLennan
Cos. Inc.	990,155	55,607
CME Group Inc.	580,678	52,789
Aflac Inc.	794,201	50,066
BB&T Corp.	1,307,016	50,046
T. Rowe Price Group Inc.	453,035	36,777
Invesco Ltd.	787,940	32,636
Fifth Third Bancorp	1,499,223	29,984
Principal Financial
Group Inc.	536,959	27,449
M&T Bank Corp.	211,297	25,286
Regions Financial Corp.	2,502,634	24,601
Western Union Co.	950,972	19,286
FNF Group	499,553	17,979
Huntington
Bancshares Inc.	1,486,678	16,145
Willis Group Holdings plc	323,457	15,730
Navient Corp.	746,419	14,585
Arthur J Gallagher & Co.	299,774	14,338
New York Community
Bancorp Inc.	769,396	13,226
Cincinnati Financial Corp.	258,348	13,083
PartnerRe Ltd.	89,148	11,411
Lazard Ltd. Class A	188,974	10,021
Axis Capital Holdings Ltd.	173,492	9,032
Eaton Vance Corp.	208,911	8,582
People’s United
Financial Inc.	560,266	8,466
PacWest Bancorp	174,033	7,849
Cullen/Frost Bankers Inc.	98,940	7,217
Waddell & Reed
Financial Inc. Class A	140,073	6,908
First American
Financial Corp.	194,546	6,768
Old Republic
International Corp.	433,746	6,632

11

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Umpqua Holdings Corp.	389,179	6,620
Janus Capital Group Inc.	335,880	6,012
FirstMerit Corp.	293,878	5,692
Federated Investors Inc.
Class B	163,454	5,623
First Niagara Financial
Group Inc.	616,221	5,605
BankUnited Inc.	167,972	5,520
Hanover Insurance
Group Inc.	79,477	5,450
Validus Holdings Ltd.	129,388	5,412
ProAssurance Corp.	103,263	4,642
Bank of Hawaii Corp.	76,740	4,634
Endurance Specialty
Holdings Ltd.	74,463	4,496
Hancock Holding Co.	148,228	4,315
Susquehanna
Bancshares Inc.	314,252	4,224
Fulton Financial Corp.	334,589	4,069
United Bankshares Inc.	106,176	3,990
FNB Corp.	295,258	3,918
Valley National Bancorp	400,751	3,779
Washington Federal Inc.	173,289	3,743
Glacier Bancorp Inc.	134,215	3,535
IBERIABANK Corp.	56,520	3,522
RLI Corp.	65,696	3,262
NRG Yield Inc. Class A	62,183	3,059
Capitol Federal
Financial Inc.	254,020	3,048
Artisan Partners Asset
Management Inc. Class A	65,252	2,923
Columbia Banking
System Inc.	97,970	2,910
Old National Bancorp	212,173	2,898
Mercury General Corp.	49,584	2,724
National Penn
Bancshares Inc.	252,130	2,622
Trustmark Corp.	110,123	2,621
Horace Mann
Educators Corp.	75,687	2,571
CVB Financial Corp.	162,724	2,547
BOK Financial Corp.	37,451	2,441
Kemper Corp.	64,643	2,435
Community Bank
System Inc.	66,847	2,336
Northwest Bancshares Inc.	183,749	2,262
BGC Partners Inc. Class A	217,091	2,179
Boston Private Financial
Holdings Inc.	160,174	2,106
NBT Bancorp Inc.	84,743	2,047
Greenhill & Co. Inc.	51,573	2,040
Provident Financial
Services Inc.	113,202	2,038

Westamerica
Bancorporation	46,749	2,036
First Financial Bancorp	117,241	2,024
WesBanco Inc.	62,643	1,974
CNA Financial Corp.	48,919	1,971
Chemical Financial Corp.	63,631	1,966
Park National Corp.	23,798	1,965
BBCN Bancorp Inc.	134,900	1,914
Simmons First National
Corp. Class A	43,129	1,887
Renasant Corp.	60,979	1,812
Independent Bank Corp.	42,263	1,763
Safety Insurance
Group Inc.	28,954	1,684
American National
Insurance Co.	16,720	1,673
S&T Bancorp Inc.	57,553	1,548
Maiden Holdings Ltd.	103,727	1,507
Brookline Bancorp Inc.	136,817	1,474
First Commonwealth
Financial Corp.	160,035	1,444
Cohen & Steers Inc.	34,582	1,309
Oritani Financial Corp.	86,457	1,288
City Holding Co.	27,866	1,281
Sandy Spring Bancorp Inc.	46,353	1,208
United Fire Group Inc.	39,718	1,186
FBL Financial Group Inc.
Class A	19,825	1,155
TrustCo Bank Corp. NY	170,670	1,138
Flushing Financial Corp.	54,770	1,049
Tompkins Financial Corp.	19,707	1,028
Washington Trust
Bancorp Inc.	27,343	1,012
OFG Bancorp	67,111	946
Dime Community
Bancshares Inc.	57,451	915
Community Trust
Bancorp Inc.	27,017	867
1st Source Corp.	27,351	851
BancFirst Corp.	14,629	844
Stock Yards Bancorp Inc.	22,989	800
First Financial Corp.	19,023	646
Republic Bancorp Inc.	19,056	453
Baldwin & Lyons Inc.	12,631	287
* Communications Sales &
Leasing Inc.	98	3
Home Loan Servicing
Solutions Ltd.	110	—
		2,177,861
Health Care (11.5%)
Johnson & Johnson	4,995,032	495,507
Pfizer Inc.	11,148,221	378,259
Merck & Co. Inc.	5,185,371	308,841
Bristol-Myers Squibb Co.	3,002,422	191,344

12

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
AbbVie Inc.	2,903,064	187,712
Eli Lilly & Co.	1,808,750	129,995
Baxter International Inc.	985,831	67,766
Quest Diagnostics Inc.	264,609	18,899
Healthcare Services
Group Inc.	127,621	3,863
Owens & Minor Inc.	107,512	3,625
Kindred Healthcare Inc.	142,148	3,262
^ Theravance Inc.	155,088	2,520
PDL BioPharma Inc.	289,577	1,932
Meridian Bioscience Inc.	80,906	1,434
		1,794,959
Industrials (12.0%)
General Electric Co.	18,248,797	494,177
3M Co.	1,165,589	182,286
Boeing Co.	1,165,939	167,126
United Parcel Service Inc.
Class B	1,284,820	129,163
Lockheed Martin Corp.	577,291	107,723
Caterpillar Inc.	1,101,201	95,672
Emerson Electric Co.	1,246,438	73,328
Automatic Data
Processing Inc.	864,334	73,071
Eaton Corp. plc	859,754	59,091
Raytheon Co.	559,050	58,141
Norfolk Southern Corp.	561,927	56,670
Deere & Co.	585,487	52,998
PACCAR Inc.	643,078	42,025
Waste Management Inc.	833,020	41,260
Paychex Inc.	595,509	28,817
Xerox Corp.	2,076,887	23,884
Republic Services Inc.
Class A	535,021	21,738
Fastenal Co.	492,500	20,990
CH Robinson
Worldwide Inc.	266,162	17,138
Packaging Corp. of America	178,339	12,339
ADT Corp.	311,502	11,713
Bemis Co. Inc.	180,363	8,116
MDU Resources Group Inc.	353,139	7,872
Sonoco Products Co.	171,217	7,652
RR Donnelley & Sons Co.	360,473	6,712
MSC Industrial
Direct Co. Inc. Class A	88,515	6,290
National Instruments Corp.	179,713	5,140
Timken Co.	130,749	5,137
Covanta Holding Corp.	191,343	3,882
Teekay Corp.	75,659	3,761
GATX Corp.	66,246	3,604
ABM Industries Inc.	96,723	3,100
Aircastle Ltd.	121,077	2,903
Scorpio Tankers Inc.	285,285	2,665
MSA Safety Inc.	56,655	2,591

Applied Industrial
Technologies Inc.	60,118	2,511
TAL International
Group Inc.	61,112	2,355
Harsco Corp.	145,058	2,333
Brady Corp. Class A	82,909	2,208
Nordic American
Tankers Ltd.	164,929	2,017
Greif Inc. Class A	49,364	2,012
Seaspan Corp. Class A	93,435	1,852
Otter Tail Corp.	61,854	1,850
Ship Finance
International Ltd.	113,320	1,786
GasLog Ltd.	72,237	1,610
General Cable Corp.	87,703	1,430
AVX Corp.	100,648	1,386
Raven Industries Inc.	68,399	1,364
ManTech International
Corp. Class A	46,476	1,359
McGrath RentCorp	40,812	1,351
Textainer Group
Holdings Ltd.	41,402	1,255
H&E Equipment
Services Inc.	49,843	1,232
Acacia Research Corp.	96,738	1,066
Schnitzer Steel
Industries Inc.	51,449	896
Daktronics Inc.	83,458	896
American Railcar
Industries Inc.	16,399	870
Myers Industries Inc.	42,767	692
American Science &
Engineering Inc.	15,322	573
Powell Industries Inc.	17,064	566
Navios Maritime
Holdings Inc.	143,086	542
		1,874,787
Oil & Gas (12.3%)
Exxon Mobil Corp.	7,629,650	666,602
Chevron Corp.	3,438,417	381,871
ConocoPhillips	2,233,097	151,672
Kinder Morgan Inc.	3,285,572	141,115
Occidental
Petroleum Corp.	1,410,478	112,979
Phillips 66	1,016,516	80,620
Williams Cos. Inc.	1,359,385	69,587
Valero Energy Corp.	948,081	53,946
Spectra Energy Corp.	1,211,550	45,130
National Oilwell Varco Inc.	782,736	42,589
Marathon Oil Corp.	1,227,270	38,168
Helmerich & Payne Inc.	185,933	14,497
Murphy Oil Corp.	303,089	14,430
HollyFrontier Corp.	356,157	13,812

13

High Dividend Yield Index Fund

			Market
			Value
		Shares	($000)
	OGE Energy Corp.	362,452	11,845
	Ensco plc Class A	421,727	11,505
	Targa Resources Corp.	85,952	9,022
	Noble Corp. plc	455,549	7,885
	SemGroup Corp. Class A	73,503	6,188
	Golar LNG Ltd.	166,021	5,976
	Patterson-UTI Energy Inc.	260,110	5,813
	Denbury Resources Inc.	632,110	5,569
	Western Refining Inc.	122,886	5,413
	PBF Energy Inc. Class A	154,864	4,395
	Atwood Oceanics Inc.	116,187	3,878
	Delek US Holdings Inc.	100,428	3,708
	Pattern Energy Group Inc.
	Class A	93,127	2,699
^	Tidewater Inc.	75,868	2,101
	RPC Inc.	114,445	1,821
^	CARBO Ceramics Inc.	35,940	1,590
	CVR Energy Inc.	33,695	1,349
	Frank’s International NV	57,966	1,206
	Ocean Rig UDW Inc.	97,078	729
	W&T Offshore Inc.	57,182	368
			1,920,078
Technology (13.5%)
	Microsoft Corp.	13,429,296	653,201
	International Business
	Machines Corp.	1,814,314	310,774
	Intel Corp.	8,614,190	280,392
	Cisco Systems Inc.	9,369,547	270,124
	QUALCOMM Inc.	3,023,799	205,618
	Texas Instruments Inc.	1,921,358	104,157
	Analog Devices Inc.	570,138	35,257
	Seagate Technology plc	569,647	33,450
	Symantec Corp.	1,241,541	30,945
	Xilinx Inc.	474,656	20,581
	Linear Technology Corp.	433,977	20,019
	CA Inc.	604,294	19,198
	Microchip Technology Inc.	366,545	17,468
	KLA-Tencor Corp.	295,997	17,404
	Maxim Integrated
	Products Inc.	518,378	17,018
	Harris Corp.	190,354	15,274
	Garmin Ltd.	194,793	8,803
	Pitney Bowes Inc.	365,938	8,186
	Cypress
	Semiconductor Corp.	560,160	7,461
	Lexmark International Inc.
	Class A	112,258	4,983
	Leidos Holdings Inc.	110,972	4,621
	Diebold Inc.	116,671	4,057
	Science Applications
	International Corp.	68,177	3,416
	West Corp.	92,528	2,864
	Cogent Communications
	Holdings Inc.	78,327	2,741

Intersil Corp. Class A	194,980	2,603
Quality Systems Inc.	86,377	1,347
Brooks Automation Inc.	120,786	1,300
Computer Programs &
Systems Inc.	20,561	1,076
Epiq Systems Inc.	56,208	1,007
Comtech
Telecommunications Corp.	31,151	900
		2,106,245
Telecommunications (4.9%)
Verizon
Communications Inc.	7,423,524	374,443
AT&T Inc.	9,505,401	329,267
CenturyLink Inc.	1,037,251	37,300
Frontier
Communications Corp.	1,823,816	12,511
* Windstream Holdings Inc.	181,396	2,119
Consolidated
Communications
Holdings Inc.	96,979	2,043
EarthLink Holdings Corp.	159,302	753
		758,436
Utilities (7.6%)
Duke Energy Corp.	1,284,189	99,615
NextEra Energy Inc.	791,586	79,895
Dominion Resources Inc.	1,062,139	76,134
Southern Co.	1,621,622	71,838
Exelon Corp.	1,558,166	53,009
American Electric
Power Co. Inc.	885,490	50,358
Sempra Energy	447,311	47,491
PG&E Corp.	866,613	45,861
PPL Corp.	1,208,622	41,129
Public Service Enterprise
Group Inc.	925,177	38,432
Edison International	592,714	36,120
Consolidated Edison Inc.	528,508	32,530
Xcel Energy Inc.	919,464	31,179
Eversource Energy	575,642	28,068
FirstEnergy Corp.	760,820	27,321
DTE Energy Co.	321,664	25,614
Entergy Corp.	328,367	25,343
NiSource Inc.	572,667	24,865
Wisconsin Energy Corp.	414,243	20,348
ONEOK Inc.	378,236	18,193
Ameren Corp.	439,731	18,003
American Water
Works Co. Inc.	325,745	17,760
CMS Energy Corp.	502,326	17,044
CenterPoint Energy Inc.	777,547	16,305
AES Corp.	1,206,841	15,991
SCANA Corp.	231,205	12,249
Pinnacle West Capital Corp.	199,379	12,202
Alliant Energy Corp.	200,781	12,141

14

High Dividend Yield Index Fund

		Market
		Value
	Shares	($000)
Pepco Holdings Inc.	456,884	11,870
UGI Corp.	314,527	10,949
Integrys Energy Group Inc.	145,557	10,640
AGL Resources Inc.	203,452	10,228
Atmos Energy Corp.	180,876	9,767
Westar Energy Inc.
Class A	236,093	8,889
TECO Energy Inc.	421,300	7,984
Questar Corp.	317,292	7,437
Aqua America Inc.	262,373	7,037
Great Plains Energy Inc.	263,221	6,891
Vectren Corp.	147,813	6,381
Cleco Corp.	109,152	5,932
Hawaiian Electric
Industries Inc.	185,213	5,797
IDACORP Inc.	90,202	5,442
Piedmont Natural
Gas Co. Inc.	142,023	5,317
UIL Holdings Corp.	99,922	4,984
Portland General
Electric Co.	141,223	4,965
WGL Holdings Inc.	89,806	4,940
New Jersey
Resources Corp.	152,191	4,643
Southwest Gas Corp.	83,597	4,598
NorthWestern Corp.	84,752	4,415
ALLETE Inc.	80,355	4,042
PNM Resources Inc.	143,835	3,996
Black Hills Corp.	80,225	3,954
ONE Gas Inc.	93,386	3,919
Laclede Group Inc.	73,204	3,802
Avista Corp.	112,394	3,666
South Jersey Industries Inc.	60,764	3,205
El Paso Electric Co.	72,683	2,705
American States Water Co.	69,409	2,665
MGE Energy Inc.	62,107	2,576
Abengoa Yield plc	69,041	2,341
Northwest Natural Gas Co.	49,087	2,292
California Water
Service Group	85,335	2,037
Empire District Electric Co.	83,488	1,968
SJW Corp.	30,570	894
		1,188,206
Total Common Stocks
(Cost $13,037,904)		15,579,028
Temporary Cash Investments (0.2%)[1]
Money Market Fund (0.2%)
[2,3] Vanguard Market
Liquidity Fund, 0.121%	23,512,363	23,512

	Face	Market
	Amount	Value
	($000)	($000)
U.S. Government and Agency Obligations (0.0%)
[4,5] Federal Home Loan Bank
Discount Notes, 0.060%,
5/8/15	1,000	1,000
[4,5] Federal Home Loan Bank
Discount Notes, 0.077%,
5/20/15	900	900
		1,900
Total Temporary Cash Investments
(Cost $25,412)		25,412
Total Investments (99.9%)
(Cost $13,063,316)		15,604,440
Other Assets and Liabilities (0.1%)
Other Assets		35,826
Liabilities[2]		(18,619)
		17,207
Net Assets (100%)		15,621,647

15

High Dividend Yield Index Fund

At April 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	13,144,314
Undistributed Net Investment Income	35,247
Accumulated Net Realized Losses	(98,907)
Unrealized Appreciation (Depreciation)
Investment Securities	2,541,124
Futures Contracts	(131)
Net Assets	15,621,647

Investor Shares—Net Assets
Applicable to 162,036,501 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	4,456,683
Net Asset Value Per Share—
Investor Shares	$27.50

ETF Shares—Net Assets
Applicable to 160,783,283 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	11,164,964
Net Asset Value Per Share—
ETF Shares	$69.44

See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $5,947,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 100.0% and -0.1%, respectively, of net assets.
2 Includes $6,117,000 of collateral received for securities on loan.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
4 The issuer operates under a congressional charter; its securities are generally neither guaranteed by the U.S. Treasury nor backed by the full faith and credit of the U.S. government.
5 Securities with a value of $1,900,000 have been segregated as initial margin for open futures contracts.
See accompanying Notes, which are an integral part of the Financial Statements.

16

High Dividend Yield Index Fund

Statement of Operations

Six Months Ended
April 30, 2015
($000)
Investment Income
Income
Dividends	233,647
Interest[1]	32
Securities Lending	302
Total Income	233,981
Expenses
The Vanguard Group—Note B
Investment Advisory Services	982
Management and Administrative—Investor Shares	2,744
Management and Administrative—ETF Shares	2,656
Marketing and Distribution—Investor Shares	347
Marketing and Distribution—ETF Shares	1,004
Custodian Fees	231
Shareholders’ Reports—Investor Shares	15
Shareholders’ Reports—ETF Shares	113
Trustees’ Fees and Expenses	5
Total Expenses	8,097
Net Investment Income	225,884
Realized Net Gain (Loss)
Investment Securities Sold	559,786
Futures Contracts	5,247
Realized Net Gain (Loss)	565,033
Change in Unrealized Appreciation (Depreciation)
Investment Securities	(266,862)
Futures Contracts	(888)
Change in Unrealized Appreciation (Depreciation)	(267,750)
Net Increase (Decrease) in Net Assets Resulting from Operations	523,167
1 Interest income from an affiliated company of the fund was $29,000.

See accompanying Notes, which are an integral part of the Financial Statements.

17

High Dividend Yield Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	225,884	341,438
Realized Net Gain (Loss)	565,033	338,215
Change in Unrealized Appreciation (Depreciation)	(267,750)	1,092,881
Net Increase (Decrease) in Net Assets Resulting from Operations	523,167	1,772,534
Distributions
Net Investment Income
Investor Shares	(62,506)	(98,372)
ETF Shares	(159,924)	(235,932)
Realized Capital Gain
Investor Shares	—	—
ETF Shares	—	—
Total Distributions	(222,430)	(334,304)
Capital Share Transactions
Investor Shares	309,120	614,733
ETF Shares	1,163,689	1,858,114
Net Increase (Decrease) from Capital Share Transactions	1,472,809	2,472,847
Total Increase (Decrease)	1,773,546	3,911,077
Net Assets
Beginning of Period	13,848,101	9,937,024
End of Period[1]	15,621,647	13,848,101
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $35,247,000 and $31,793,000.

See accompanying Notes, which are an integral part of the Financial Statements.

18

High Dividend Yield Index Fund

Financial Highlights

Investor Shares
Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$26.98	$23.83	$19.76	$17.30	$15.94	$14.15
Investment Operations
Net Investment Income	. 396.727		. 667	. 579	. 489	. 415
Net Realized and Unrealized Gain (Loss)
on Investments	.519	3.147	4.063	2.446	1.355	1.792
Total from Investment Operations	.915	3.874	4.730	3.025	1.844	2.207
Distributions
Dividends from Net Investment Income	(. 395)	(.724)	(. 660)	(. 565)	(. 484)	(. 417)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(. 395)	(.724)	(. 660)	(. 565)	(. 484)	(. 417)
Net Asset Value, End of Period	$27.50	$26.98	$23.83	$19.76	$17.30	$15.94

Total Return[1]	3.43%	16.48%	24.35%	17.69%	11.70%	15.79%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$4,457	$4,066	$3,019	$1,596	$761	$296
Ratio of Total Expenses to
Average Net Assets	0.16%	0.18%	0.19%	0.20%	0.25%	0.30%
Ratio of Net Investment Income to
Average Net Assets	2.98%	2.92%	3.10%	3.22%	3.04%	2.86%
Portfolio Turnover Rate[2]	11%	12%	13%	11%	16%	34%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
2 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

19

High Dividend Yield Index Fund

Financial Highlights

ETF Shares
Six Months
	Ended
For a Share Outstanding	April 30,	Year Ended October 31,
Throughout Each Period	2015	2014	2013	2012	2011	2010
Net Asset Value, Beginning of Period	$68.11	$60.16	$49.89	$43.68	$40.22	$35.70
Investment Operations
Net Investment Income	1.024	1.885	1.732	1.506	1.283	1.092
Net Realized and Unrealized Gain (Loss)
on Investments	1.330	7.943	10.247	6.180	3.442	4.527
Total from Investment Operations	2.354	9.828	11.979	7.686	4.725	5.619
Distributions
Dividends from Net Investment Income	(1.024)	(1.878)	(1.709)	(1.476)	(1.265)	(1.099)
Distributions from Realized Capital Gains	—	—	—	—	—	—
Total Distributions	(1.024)	(1.878)	(1.709)	(1.476)	(1.265)	(1.099)
Net Asset Value, End of Period	$69.44	$68.11	$60.16	$49.89	$43.68	$40.22

Total Return	3.47%	16.56%	24.43%	17.80%	11.88%	15.93%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$11,165	$9,782	$6,918	$4,203	$1,984	$884
Ratio of Total Expenses to
Average Net Assets	0.09%	0.10%	0.10%	0.10%	0.13%	0.18%
Ratio of Net Investment Income to
Average Net Assets	3.05%	3.00%	3.19%	3.32%	3.16%	2.98%
Portfolio Turnover Rate[1]	11%	12%	13%	11%	16%	34%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

20

High Dividend Yield Index Fund

Notes to Financial Statements

Vanguard High Dividend Yield Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. ETF Shares are listed for trading on NYSE Arca; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period.

21

High Dividend Yield Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2011–2014), and for the period ended April 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

6. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2015, or at any time during the period then ended.

7. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

22

High Dividend Yield Index Fund

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At April 30, 2015, the fund had contributed capital of $1,382,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.55% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	15,579,028	—	—
Temporary Cash Investments	23,512	1,900	—
Futures Contracts—Liabilities[1]	(408)	—	—
Total	15,602,132	1,900	—
1 Represents variation margin on the last day of the reporting period.

D. At April 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
S&P 500 Index	June 2015	38	19,750	105
E-mini S&P 500 Index	June 2015	220	22,868	(236)
				(131)

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss

23

High Dividend Yield Index Fund

are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2015, the fund realized $638,649,000 of net capital gains resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2014, the fund had available capital losses totaling $24,533,000 to offset future net capital gains. Of this amount, $18,315,000 is subject to expiration on October 31, 2018. Capital losses of $6,218,000 realized beginning in fiscal 2012 may be carried forward indefinitely under the Regulated Investment Company Modernization Act of 2010, but must be used before any expiring loss carryforwards. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2015, the cost of investment securities for tax purposes was $13,063,893,000. Net unrealized appreciation of investment securities for tax purposes was $2,540,547,000, consisting of unrealized gains of $2,646,627,000 on securities that had risen in value since their purchase and $106,080,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2015, the fund purchased $4,679,574,000 of investment securities and sold $3,191,098,000 of investment securities, other than temporary cash investments. Purchases and sales include $2,694,018,000 and $1,752,995,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

G. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2015		October 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	683,474	25,036	1,212,378	47,724
Issued in Lieu of Cash Distributions	50,516	1,874	79,918	3,136
Redeemed	(424,870)	(15,592)	(677,563)	(26,847)
Net Increase (Decrease)—Investor Shares	309,120	11,318	614,733	24,013
ETF Shares
Issued	2,926,128	42,571	2,875,637	44,821
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(1,762,439)	(25,400)	(1,017,523)	(16,200)
Net Increase (Decrease)—ETF Shares	1,163,689	17,171	1,858,114	28,621

H. Management has determined that no material events or transactions occurred subsequent to April 30, 2015, that would require recognition or disclosure in these financial statements.

24

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

25

Six Months Ended April 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
High Dividend Yield Index Fund	10/31/2014	4/30/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,034.27	$0.81
ETF Shares	1,000.00	1,034.72	0.45
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,024.00	$0.80
ETF Shares	1,000.00	1,024.35	0.45

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.16% for Investor Shares and 0.09% for ETF Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

26

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard High Dividend Yield Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Equity Index Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the fund’s investment management services since the fund’s inception in 2006, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Equity Index Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the fund’s performance since its inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board does not conduct a profitability analysis of Vanguard because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as the fund’s assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

27

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

28

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

29

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis	Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	All rights in a FTSE index (the “Index”) vest in FTSE
Direct Investor Account Services > 800-662-2739	International Limited (“FTSE”). “FTSE®” is a trademark
of London Stock Exchange Group companies and is
Institutional Investor Services > 800-523-1036	used by FTSE under licence. The Vanguard fund (the
Text Telephone for People	“Product”) has been developed solely by Vanguard. The
Who Are Deaf or Hard of Hearing> 800-749-7273	Index is calculated by FTSE or its agent. FTSE and its
licensors are not connected to and do not sponsor,
This material may be used in conjunction	advise, recommend, endorse, or promote the Product
with the offering of shares of any Vanguard	and do not accept any liability whatsoever to any
fund only if preceded or accompanied by	person arising out of (a) the use of, reliance on, or any
error in the Index or (b) investment in or operation of
the fund’s current prospectus.	the Product. FTSE makes no claim, prediction, warranty,
All comparative mutual fund data are from Lipper, a	or representation either as to the results to be obtained
Thomson Reuters Company, or Morningstar, Inc., unless	from the Product or the suitability of the Index for the
otherwise noted.	purpose to which it is being put by Vanguard.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q6232 062015

Semiannual Report | April 30, 2015

Vanguard Emerging Markets
Government Bond Index Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Fund Profile.	7
Performance Summary.	9
Financial Statements.	10
About Your Fund’s Expenses.	42
Trustees Approve Advisory Arrangement.	44
Glossary.	45

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended April 30, 2015
	30-Day SEC	Income	Capital	Total
	Yield	Returns	Returns	Returns
Vanguard Emerging Markets Government Bond Index Fund
Investor Shares	4.25%	2.22%	-1.21%	1.01%
ETF Shares	4.46
Market Price				0.95
Net Asset Value				1.11
Admiral™ Shares	4.43	2.31	-1.16	1.15
Institutional Shares (Inception: 2/11/2015)	4.47	1.21	2.73	3.94
Barclays USD Emerging Markets Government RIC Capped Index				1.03
Emerging Markets Hard Currency Debt Funds Average				-1.46

Emerging Markets Hard Currency Debt Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements. The Vanguard ETF®
Shares shown are traded on the Nasdaq exchange and are available only through brokers. The table provides ETF returns based on both the
Nasdaq market price and the net asset value for a share. U.S. Pat. Nos. 6,879,964; 7,337,138; 7,720,749; 7,925,573; 8,090,646; and 8,417,623.
For the ETF Shares, the market price is determined by the midpoint of the bid-offer spread as of the closing time of the New York Stock
Exchange (generally 4 p.m., Eastern time). The net asset value is also determined as of the NYSE closing time. For more information about how the ETF Shares' market prices have compared with their net asset value, visit vanguard.com, select your ETF, and then select the Price and Performance tab. The ETF premium/discount analysis there shows the percentages of days on which the ETF Shares' market price was above or below the NAV.

Your Fund’s Performance at a Glance
October 31, 2014, Through April 30, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Emerging Markets Government Bond
Index Fund
Investor Shares	$9.95	$9.83	$0.216	$0.000
ETF Shares	79.40	78.46	1.780	0.000
Admiral Shares	19.90	19.67	0.448	0.000
Institutional Shares (Inception: 2/11/2015)	30.72	31.56	0.472	0.000

Chairman’s Letter

Dear Shareholder,

The continuing slide in the price of oil and weak demand for commodities weighed on emerging-market government bonds in November and December. They managed to regain some lost ground later on, however, to finish the six months ended April 30, 2015, in positive territory.

Investor Shares of Vanguard Emerging Markets Government Bond Index Fund returned 1.01% for the half year. The fund’s other share classes, with their lower expense ratios, produced slightly better results. (Institutional Shares, which were launched in the latter part of the period as emerging-market bonds were recovering, returned significantly more.) Interest earned by the fund was sufficient to offset the fall in bond prices, which shaved roughly 1 percentage point off performance.

In terms of relative performance, the fund’s results were on target. The fund met its objective of closely tracking its benchmark index—the Barclays USD Emerging Markets Government RIC Capped Index—which incurs no expenses and returned 1.03% for the six months. The fund’s peer group had an average return of –1.46%. That group consists of emerging-market debt funds that may invest in bonds issued in what are considered relatively stable, or “hard,” currencies, other than the U.S. dollar.

At April 30, the fund’s 30-day SEC yield for Investor Shares was 4.25%, down from 4.39% at the end of October 2014.

Stimulus policies and demand drove up U.S. bond prices

Bonds of developed countries have benefited from the accommodative monetary policies of major central banks around the world. Investor demand for the perceived safety of these fixed income assets has also boosted bond returns.

The broad U.S. taxable bond market returned 2.06% for the period, and the yield of the 10-year U.S. Treasury note ended April at 2.04%, down from 2.31% six months earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –4.83% as foreign currencies’ weakness relative to the dollar affected results. For international bonds hedged to mitigate the effect of changes in currency exchange rates, returns were positive.

Returns of money market funds and savings accounts remained checked by the Federal Reserve’s target of 0%–0.25% for short-term interest rates.

U.S. stocks closed higher despite fluctuating returns

U.S. stocks returned almost 5% for the six months, despite stretches of shakiness. In two of those months, stocks declined. In two others, they were virtually unchanged or gained less than 1%. February’s surge of almost 6%, the largest monthly gain since October 2011, lifted stocks over the period.

Market Barometer
	Total Returns
	Periods Ended April 30, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable
market)	2.06%	4.46%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	1.17	4.80	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.05

Stocks
Russell 1000 Index (Large-caps)	4.75%	13.00%	14.47%
Russell 2000 Index (Small-caps)	4.65	9.71	12.73
Russell 3000 Index (Broad U.S. market)	4.74	12.74	14.33
FTSE All-World ex US Index (International)	6.00	3.53	6.40

CPI
Consumer Price Index	-0.35%	-0.20%	1.65%

The Fed’s careful approach to potentially raising short-term interest rates helped stocks along, as did monetary stimulus efforts by other nations’ central banks. These factors offset concerns that ranged from Greece’s debt crisis to the negative effect of the strong U.S. dollar on the profits of U.S.-based multinational companies.

For U.S. investors, international stocks returned about 6%, a little more than their domestic counterparts. Results were restrained by the dollar’s strength against many foreign currencies. Returns for the developed markets of the Pacific region, led by Japan, exceeded those of Europe and emerging markets. (You can read about Vanguard’s assessment of Japan’s economy in Japan: The Long Road Back to Inflation, available at vanguard.com/research. This is part of the Global Macro Matters series produced by our economists.)

A drop in bond prices early on dampened half-year returns

Even though yields have been very low for some time now, your fund’s 30-day SEC yield at the end of the half year was well above 4%, as I mentioned earlier. That relatively high yield is compensation for the risk being taken. The fund is broadly diversified across more than 60 countries, invests only in bonds of government and government-related issuers, and carries no currency risk as its holdings are denominated in U.S. dollars. But keep in mind that emerging-market bonds, even when issued by

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	ETF	Admiral	Institutional	Peer Group
	Shares	Shares	Shares	Shares	Average
Emerging Markets Government Bond
Index Fund	0.49%	0.34%	0.34%	0.30%	1.25%

The fund expense ratios shown are from the prospectus dated February 25, 2015, and represent estimated costs for the current fiscal year.
For the six months ended April 30, 2015, the fund’s annualized expense ratios were 0.49% for Investor Shares, 0.32% for ETF Shares, 0.32%
for Admiral Shares, and 0.28% for Institutional Shares (since inception). The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group:  Emerging Markets Hard Currency Debt Funds.

governments, generally are substantially more volatile and less liquid than their developed-market counterparts. There is credit risk to consider as well—roughly 30% of the fund’s assets were in the below-investment-grade category and 50% were in the bottom rating in the investment-grade category.

Yields in many emerging markets remained attractive over the six months for international bond investors. Although global financial markets were rattled when the Fed began tapering its bond-buying program, the Fed remained patient about raising interest rates, putting off what would be its first rate increase in almost a decade until it sees further improvements in the economy. Central bank policy remained accommodative in other developed markets as well: The Bank of Japan dialed up the pace of its bond buying in November and the European Central Bank initiated its own quantitative-easing program in March.

The sharp drop in commodity prices, however, resulted in negative returns for the fund in the first two months of the period. Oversupply drove down the price of oil and hit petroleum-exporting countries especially hard, although weak global demand weighed on other commodity producers as well. A slow recovery in bond prices in the months that followed left the fund with a small gain for the six months.

Among the countries with the largest weightings in the fund, China performed better than most. Although investors have been concerned about the extent of the slowdown in that nation’s economy, they seemed increasingly convinced that the government would succeed in piloting a soft landing. The fund’s Chinese holdings returned more than 3% for the period.

The return from Russian bonds was in line with that of the fund overall. While Russian bonds fell steeply in the first half of the period amid a slump in the price of oil, the effects of international sanctions on the economy, and a ratings agency downgrade in January, the bonds rebounded sharply in the second half as the price of oil rose.

Brazilian bonds began to recover toward the end of the period as well, but later and at a slower pace; they finished the period with a return below –1%. In addition to the fall in commodity prices, Brazil has had to cope with rising inflation and a corruption scandal involving politicians and the country’s largest oil company.

Venezuela’s heavy reliance on oil revenues and its precarious fiscal position raised fears of default. The bonds from this emerging market posted a double-digit decline for the fund.

In emerging markets overall, longer-term bonds tended to perform better, but the difference wasn’t large. Bonds maturing in 1–3 years dipped into negative territory, while the average return for bonds maturing in 10 years or more was close to 2%.

The credit-quality picture was even more nuanced: Lower-rated bonds fell more steeply at the beginning of the period, but rebounded more sharply afterward.

Promoting good corporate governance is one way we protect your interests

Our core purpose is “to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.” This means more than offering smart investments, trustworthy guidance, and low fees. It also means working with the companies held by Vanguard funds to make sure that your interests remain paramount.

Because promoting good corporate governance supports our core purpose, we want to inform our investors—regardless of which Vanguard fund they may own—about our efforts in this area. As one of the world’s largest investment managers, we are making our voice heard in corporate boardrooms to promote the highest standards of stewardship. Our advocacy encompasses a range of corporate governance issues, including executive compensation and succession planning, board composition and effectiveness, oversight of strategy and risk, and communication with shareholders.

We also exert our influence in a very important way when Vanguard funds cast their proxy votes at companies’ shareholder meetings.

Most of these votes take place at this time of year, making it an appropriate time to remind you that we work hard to represent your best interests. Good governance, we believe, is essential for any company seeking to maximize its long-term returns to shareholders. You can learn more about our efforts at vanguard.com/corporategovernance.

As always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 19, 2015

Emerging Markets Government Bond Index Fund

Fund Profile
As of April 30, 2015

Share-Class Characteristics
	Investor	Admiral	Institutional
	Shares	Shares	Shares	ETF Shares
Ticker Symbol	VGOVX	VGAVX	VGIVX	VWOB
Expense Ratio[1]	0.49%	0.34%	0.30%	0.34%
30-Day SEC Yield	4.25%	4.43%	4.47%	4.46%

Financial Attributes

		Barclays USD
		Emerging Mkts
		Government
	Fund	RIC Capped Idx
Number of Bonds	814	789
Yield to Maturity
(before expenses)	5.2%	5.2%
Average Coupon	5.7%	5.7%
Average Duration	6.7 years	6.6 years
Average Effective
Maturity	10.6 years	10.6 years
Short-Term
Reserves	0.6%	—

Sector Diversification (% of portfolio)
Foreign Government	100.0%

The agency and mortgage-backed securities sectors may include issues from government-sponsored enterprises; such issues are generally not backed by the full faith and credit of the U.S. government.

Distribution by Credit Quality (% of portfolio)
Aa	11.0
A	9.5
Baa	50.8
Less Than Baa	28.7

Credit-quality ratings are obtained from Barclays and are from Moody's, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. "Not
Rated" is used to classify securities for which a rating is not available. For more information about these ratings, see the
Glossary entry for Credit Quality.

Distribution by Effective Maturity
(% of portfolio)
Under 1 Year	0.2%
1 - 3 Years	14.6
3 - 5 Years	20.4
5 - 10 Years	37.2
10 - 20 Years	9.7
20 - 30 Years	15.9
Over 30 Years	2.0

1 The expense ratios shown are from the prospectus dated February 25, 2015, and represent estimated costs for the current fiscal year. For the six months ended April 30, 2015, the annualized expense ratios were 0.49% for Investor Shares, 0.32% for Admiral Shares, 0.28 for Institutional Shares
(since inception), and 0.32% for ETF Shares.

Emerging Markets Government Bond Index Fund

Market Diversification (% of portfolio)
Fund
Emerging Markets
China	10.3%
Brazil	9.4
Mexico	9.1
Russia	7.4
Indonesia	6.2
Turkey	6.0
United Arab Emirates	5.4
Qatar	3.6
Venezuela	3.3
Colombia	3.2
Philippines	3.2
Lebanon	2.1
Hungary	2.0
India	1.9
Chile	1.8
South Africa	1.7
Kazakhstan	1.7
Malaysia	1.5
Argentina	1.5
Poland	1.5
Peru	1.4
Croatia	1.1
Other	13.5
Subtotal	98.8%
Other
Panama	1.2%

Emerging Markets Government Bond Index Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): May 31, 2013, Through April 30, 2015

				Barclays USD
				Emerging Mkts
				Government
			Investor Shares	RIC Capped Idx
Fiscal Year	Income Returns	Capital Returns	Total Returns	Total Returns
2013	1.51%	-2.89%	-1.38%	-1.30%
2014	4.46	2.16	6.62	7.06
2015	2.22	-1.21	1.01	1.03
Note: For 2015, performance data reflect the six months ended April 30, 2015.

Total Returns: Periods Ended March 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

					Since Inception
	Inception Date	One Year	Income	Capital	Total
Investor Shares	5/31/2013	4.10%	4.20%	-1.86%	2.34%
Fee-Adjusted Returns		3.32			1.92
ETF Shares	5/31/2013
Market Price		4.11			2.93
Net Asset Value		4.25			2.44
Admiral Shares	5/31/2013	4.26	4.35	-1.89	2.46
Fee-Adjusted Returns		3.48			2.04
Institutional Shares	2/11/2015	—	0.79	1.24	2.03
Fee-Adjusted Returns		—			1.27

Vanguard fund returns are adjusted to reflect the 0.75% fee on purchases of fund shares. The fee does not apply to the ETF Shares. The
Fiscal-Year Total Returns table is not adjusted for fees.
See Financial Highlights for dividend and capital gains information.

Emerging Markets Government Bond Index Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Angola (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
1	Republic of Angola Via Northern Lights III BV	7.000%	8/16/19	250	257
Total Angola (Cost $262)					257
Argentina (1.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.2%)
1	City of Buenos Aires Argentina	8.950%	2/19/21	200	213
1	Provincia de Buenos Aires	10.875%	1/26/21	350	364
	Provincia de Cordoba	12.375%	8/17/17	150	156
†	Republic of Argentina	8.750%	6/2/17	650	637
†	Republic of Argentina	8.280%	12/31/33	586	584
†	Republic of Argentina	8.280%	12/31/33	1,891	1,929
†,[1]	Republic of Argentina	2.500%	12/31/38	2,364	1,365
2	YPF SA	8.875%	12/19/18	50	53
	YPF SA	8.875%	12/19/18	150	158
1	YPF SA	8.750%	4/4/24	500	522
Total Argentina (Cost $5,024)					5,981
Armenia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Republic of Armenia	6.000%	9/30/20	200	200
2	Republic of Armenia	6.000%	9/30/20	200	200
	Republic of Armenia	7.150%	3/26/25	200	204
Total Armenia (Cost $586)					604
Azerbaijan (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
2	Republic of Azerbaijan	4.750%	3/18/24	400	416
	State Oil Co. of the Azerbaijan Republic	5.450%	2/9/17	200	207
	State Oil Co. of the Azerbaijan Republic	4.750%	3/13/23	800	780
Total Azerbaijan (Cost $1,383)					1,403
Bahrain (0.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
	Bahrain Mumtalakat Holding Co. BSC	4.000%	11/25/21	250	250
	Batelco International Finance No. 1 Ltd.	4.250%	5/1/20	200	201
	Kingdom of Bahrain	6.273%	11/22/18	550	613
2	Kingdom of Bahrain	5.500%	3/31/20	350	380
2	Kingdom of Bahrain	6.125%	7/5/22	800	890

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kingdom of Bahrain	6.125%	8/1/23	650	725
2 Kingdom of Bahrain	6.125%	8/1/23	150	167
2 Kingdom of Bahrain	6.000%	9/19/44	500	488
Total Bahrain (Cost $3,665)				3,714
Belarus (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
Republic of Belarus	8.950%	1/26/18	350	321
Total Belarus (Cost $325)				321
Belize (0.0%)
Sovereign Bond (U.S. Dollar-Denominated) (0.0%)
1 Belize	5.000%	2/20/38	200	149
Total Belize (Cost $138)				149
Bermuda (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
2 Bermuda	5.603%	7/20/20	100	110
Bermuda	4.854%	2/6/24	200	217
2 Bermuda	4.854%	2/6/24	150	160
Total Bermuda (Cost $465)				487
Bolivia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
Plurinational State of Bolivia	4.875%	10/29/22	200	203
Plurinational State of Bolivia	5.950%	8/22/23	200	212
Total Bolivia (Cost $395)				415
Brazil (8.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (8.9%)
Banco do Brasil SA	3.875%	1/23/17	94	96
Banco do Brasil SA	6.000%	1/22/20	400	432
Banco do Brasil SA	5.375%	1/15/21	275	279
Banco do Brasil SA	5.875%	1/26/22	800	806
Banco do Brasil SA	3.875%	10/10/22	1,200	1,138
Banco do Brasil SA	5.875%	1/19/23	250	256
1 Banco do Brasil SA	8.500%	10/29/49	650	721
Banco Nacional de Desenvolvimento
Economico e Social	3.375%	9/26/16	525	532
Banco Nacional de Desenvolvimento
Economico e Social	6.369%	6/16/18	725	781
2 Banco Nacional de Desenvolvimento
Economico e Social	4.000%	4/14/19	450	453
Banco Nacional de Desenvolvimento
Economico e Social	6.500%	6/10/19	700	770
2 Banco Nacional de Desenvolvimento
Economico e Social	5.500%	7/12/20	100	106
Banco Nacional de Desenvolvimento
Economico e Social	5.500%	7/12/20	100	106
2 Banco Nacional de Desenvolvimento
Economico e Social	5.750%	9/26/23	300	317
Banco Nacional de Desenvolvimento
Economico e Social	5.750%	9/26/23	400	426
Caixa Economica Federal	2.375%	11/6/17	775	749
2 Caixa Economica Federal	4.500%	10/3/18	200	201
Caixa Economica Federal	4.500%	10/3/18	600	604

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Caixa Economica Federal	3.500%	11/7/22	150	138
Centrais Eletricas Brasileiras SA	6.875%	7/30/19	350	343
Centrais Eletricas Brasileiras SA	5.750%	10/27/21	800	740
Federative Republic of Brazil	6.000%	1/17/17	875	941
Federative Republic of Brazil	5.875%	1/15/19	720	801
Federative Republic of Brazil	8.875%	10/14/19	175	219
Federative Republic of Brazil	4.875%	1/22/21	1,156	1,231
Federative Republic of Brazil	2.625%	1/5/23	1,382	1,258
Federative Republic of Brazil	8.875%	4/15/24	707	954
Federative Republic of Brazil	4.250%	1/7/25	1,772	1,756
Federative Republic of Brazil	8.750%	2/4/25	450	606
Federative Republic of Brazil	10.125%	5/15/27	848	1,304
Federative Republic of Brazil	8.250%	1/20/34	725	957
Federative Republic of Brazil	7.125%	1/20/37	1,140	1,394
1 Federative Republic of Brazil	11.000%	8/17/40	788	811
Federative Republic of Brazil	5.625%	1/7/41	1,491	1,533
Federative Republic of Brazil	5.000%	1/27/45	1,661	1,557
3 Petrobras Global Finance BV	1.881%	5/20/16	350	343
Petrobras Global Finance BV	2.000%	5/20/16	400	392
3 Petrobras Global Finance BV	2.631%	3/17/17	550	531
Petrobras Global Finance BV	3.250%	3/17/17	600	590
3 Petrobras Global Finance BV	2.415%	1/15/19	750	692
Petrobras Global Finance BV	3.000%	1/15/19	800	746
Petrobras Global Finance BV	4.875%	3/17/20	1,325	1,279
Petrobras Global Finance BV	4.375%	5/20/23	1,850	1,653
Petrobras Global Finance BV	6.250%	3/17/24	1,350	1,336
Petrobras Global Finance BV	5.625%	5/20/43	550	453
Petrobras Global Finance BV	7.250%	3/17/44	200	198
Petrobras International Finance Co. SA	6.125%	10/6/16	400	412
Petrobras International Finance Co. SA	3.500%	2/6/17	700	691
Petrobras International Finance Co. SA	5.875%	3/1/18	1,200	1,228
Petrobras International Finance Co. SA	8.375%	12/10/18	350	386
Petrobras International Finance Co. SA	7.875%	3/15/19	1,200	1,304
Petrobras International Finance Co. SA	5.750%	1/20/20	1,800	1,801
Petrobras International Finance Co. SA	5.375%	1/27/21	1,585	1,520
Petrobras International Finance Co. SA	6.875%	1/20/40	965	914
Petrobras International Finance Co. SA	6.750%	1/27/41	1,127	1,048
Total Brazil (Cost $43,521)				42,833
Chile (1.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.8%)
2 Banco del Estado de Chile	2.000%	11/9/17	200	202
2 Banco del Estado de Chile	4.125%	10/7/20	200	214
2 Banco del Estado de Chile	3.875%	2/8/22	425	444
2 Corp. Nacional del Cobre de Chile	7.500%	1/15/19	300	355
Corp. Nacional del Cobre de Chile	3.750%	11/4/20	300	315
2 Corp. Nacional del Cobre de Chile	3.875%	11/3/21	600	636
2 Corp. Nacional del Cobre de Chile	3.000%	7/17/22	950	934
Corp. Nacional del Cobre de Chile	3.000%	7/17/22	200	197
2 Corp. Nacional del Cobre de Chile	4.500%	8/13/23	150	162
Corp. Nacional del Cobre de Chile	4.500%	8/13/23	200	215
2 Corp. Nacional del Cobre de Chile	5.625%	9/21/35	300	342
2 Corp. Nacional del Cobre de Chile	6.150%	10/24/36	200	242
2 Corp. Nacional del Cobre de Chile	4.250%	7/17/42	50	47
2 Corp. Nacional del Cobre de Chile	5.625%	10/18/43	200	229
Corp. Nacional del Cobre de Chile	5.625%	10/18/43	300	342

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Corp. Nacional del Cobre de Chile	4.875%	11/4/44	400	415
2	Empresa de Transporte de Pasajeros Metro SA	4.750%	2/4/24	200	217
2	Empresa Nacional del Petroleo	5.250%	8/10/20	200	215
2	Empresa Nacional del Petroleo	4.750%	12/6/21	200	211
	Empresa Nacional del Petroleo	4.375%	10/30/24	250	255
	Republic of Chile	3.875%	8/5/20	866	950
	Republic of Chile	3.250%	9/14/21	275	293
	Republic of Chile	2.250%	10/30/22	350	347
	Republic of Chile	3.125%	3/27/25	575	603
	Republic of Chile	3.625%	10/30/42	300	293
Total Chile (Cost $8,286)					8,675
China (10.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (10.2%)
	Amber Circle Funding Ltd.	2.000%	12/4/2017	200	200
	Amber Circle Funding Ltd.	3.250%	12/4/2022	600	605
	Amipeace Ltd.	2.000%	12/6/2016	250	251
	Bank of China Ltd.	2.125%	1/23/2017	300	302
	Bank of China Ltd.	3.125%	1/23/2019	200	206
2	Bank of China Ltd.	5.000%	11/13/2024	500	525
	Bank of China Ltd.	5.000%	11/13/2024	850	892
	BOC Aviation Pte Ltd.	2.875%	10/10/2017	300	303
	BOC Aviation Pte Ltd.	3.000%	3/30/2020	400	398
	BOC Aviation Pte Ltd.	4.375%	5/2/2023	200	207
	Century Master Investment Co. Ltd.	4.750%	9/19/2018	200	211
	Charming Light Investments Ltd.	3.750%	9/3/2019	650	662
	China Cinda Finance 2014 Ltd.	4.000%	5/14/2019	500	517
	China Cinda Finance 2014 Ltd.	5.625%	5/14/2024	200	218
	China Cinda Finance 2015 I Ltd.	4.250%	4/23/2025	900	884
	China Great Wall International Holdings Ltd.	2.500%	9/17/2017	200	201
2	China Resources Gas Group Ltd.	4.500%	4/5/2022	200	212
2	China Resources Land Ltd.	4.625%	5/19/2016	450	462
	China Resources Land Ltd.	4.375%	2/27/2019	450	470
	China Resources Land Ltd.	6.000%	2/27/2024	400	452
	China Shenhua Overseas Capital Co. Ltd.	3.125%	1/20/2020	450	455
	China Shenhua Overseas Capital Co. Ltd.	3.875%	1/20/2025	400	411
2	CNOOC Curtis Funding No 1 Pty Ltd.	4.500%	10/3/2023	300	323
	CNOOC Curtis Funding No 1 pty Ltd.	4.500%	10/3/2023	520	560
2	CNOOC Finance 2011 Ltd.	4.250%	1/26/2021	638	685
2	CNOOC Finance 2011 Ltd.	5.750%	1/26/2041	200	242
2	CNOOC Finance 2012 Ltd.	3.875%	5/2/2022	575	597
2	CNOOC Finance 2012 Ltd.	5.000%	5/2/2042	200	219
	CNOOC Finance 2013 Ltd.	1.125%	5/9/2016	650	649
	CNOOC Finance 2013 Ltd.	1.750%	5/9/2018	200	199
	CNOOC Finance 2013 Ltd.	3.000%	5/9/2023	850	823
	CNOOC Finance 2013 Ltd.	4.250%	5/9/2043	200	196
	CNOOC Finance 2015 Australia Pty Ltd.	2.625%	5/5/2020	750	747
	CNOOC Finance 2015 USA LLC	3.500%	5/5/2025	400	397
	CNOOC Nexen Finance 2014 ULC	1.625%	4/30/2017	800	803
	CNOOC Nexen Finance 2014 ULC	4.250%	4/30/2024	850	897
	CNOOC Nexen Finance 2014 ULC	4.875%	4/30/2044	900	971
2	CNPC General Capital Ltd.	2.750%	4/19/2017	50	51
3	CNPC General Capital Ltd.	1.157%	5/14/2017	500	500
[2,3]	CNPC General Capital Ltd.	1.157%	5/14/2017	200	199
	CNPC General Capital Ltd.	1.950%	4/16/2018	350	348
	CNPC General Capital Ltd.	2.750%	5/14/2019	450	452

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	CNPC General Capital Ltd.	2.750%	5/14/2019	200	201
2	CNPC General Capital Ltd.	3.950%	4/19/2022	200	209
	CNPC General Capital Ltd.	3.400%	4/16/2023	250	250
2	CNPC HK Overseas Capital Ltd.	4.500%	4/28/2021	675	733
2	CNPC HK Overseas Capital Ltd.	5.950%	4/28/2041	200	249
	COSCO Finance 2011 Ltd.	4.000%	12/3/2022	400	410
2	COSL Finance BVI Ltd.	3.250%	9/6/2022	550	536
1	CRCC Yupeng Ltd.	3.950%	2/28/2049	300	309
	CRCC Yuxiang Ltd.	3.500%	5/16/2023	450	448
	CSSC Capital 2013 Ltd.	2.750%	12/12/2016	350	354
1	Dianjian Haixing Ltd.	4.050%	10/29/2049	200	205
	Eastern Creation II Investment Holdings Ltd.	2.625%	11/20/2017	400	404
2	Export-Import Bank of China	2.500%	7/31/2019	700	705
	Export-Import Bank of China	2.500%	7/31/2019	210	212
	Export-Import Bank of China	3.625%	7/31/2024	750	780
	Franshion Brilliant Ltd.	5.750%	3/19/2019	200	214
2	Franshion Development Ltd.	6.750%	4/15/2021	200	227
	Franshion Investment Ltd.	4.700%	10/26/2017	200	206
	Hebei Iron & Steel Hong Kong International
	Trade Co. Ltd.	2.750%	10/27/2017	200	201
	Huarong Finance Co. Ltd.	4.000%	7/17/2019	700	718
	Huarong Finance II Co. Ltd.	3.500%	1/16/2018	250	256
	Huarong Finance II Co. Ltd.	4.500%	1/16/2020	500	522
	Huarong Finance II Co. Ltd.	5.500%	1/16/2025	600	641
	Industrial & Commercial Bank of China Asia Ltd.	5.125%	11/30/2020	700	765
	Industrial & Commercial Bank of China Ltd.	2.351%	11/13/2017	1,000	1,008
	Industrial & Commercial Bank of China Ltd.	2.500%	11/21/2017	300	303
	King Power Capital Ltd.	5.625%	11/3/2024	300	321
	MCC Holding Hong Kong Corp. Ltd.	4.875%	7/29/2016	500	510
	MCC Holding Hong Kong Corp. Ltd.	2.625%	6/16/2017	200	201
	MCC Holding Hong Kong Corp. Ltd.	2.500%	8/28/2017	400	402
	Nexen Energy ULC	7.875%	3/15/2032	100	140
	Nexen Energy ULC	5.875%	3/10/2035	308	355
	Nexen Energy ULC	6.400%	5/15/2037	425	525
	Nexen Energy ULC	7.500%	7/30/2039	300	424
	Prosperous Ray Ltd.	3.000%	11/12/2018	400	409
[1,2]	Sinochem Global Capital Co. Ltd.	5.000%	12/29/2049	200	205
	Sinochem Offshore Capital Co. Ltd.	3.250%	4/29/2019	400	409
2	Sinochem Offshore Capital Co. Ltd.	3.250%	4/29/2019	200	205
2	Sinochem Overseas Capital Co. Ltd.	4.500%	11/12/2020	375	404
	Sinochem Overseas Capital Co. Ltd.	4.500%	11/12/2020	100	108
2	Sinochem Overseas Capital Co. Ltd.	6.300%	11/12/2040	250	320
	Sino-Ocean Land Treasure Finance I Ltd.	4.625%	7/30/2019	200	205
	Sino-Ocean Land Treasure Finance I Ltd.	6.000%	7/30/2024	350	365
	Sino-Ocean Land Treasure Finance II Ltd.	4.450%	2/4/2020	400	407
	Sino-Ocean Land Treasure Finance II Ltd.	5.950%	2/4/2027	250	255
	Sinopec Capital 2013 Ltd.	1.875%	4/24/2018	600	597
2	Sinopec Capital 2013 Ltd.	3.125%	4/24/2023	400	391
	Sinopec Capital 2013 Ltd.	3.125%	4/24/2023	400	392
	Sinopec Capital 2013 Ltd.	4.250%	4/24/2043	200	197
2	Sinopec Group Overseas Development 2012 Ltd.	2.750%	5/17/2017	375	383
2	Sinopec Group Overseas Development 2012 Ltd.	3.900%	5/17/2022	425	443
2	Sinopec Group Overseas Development 2012 Ltd.	4.875%	5/17/2042	400	433
	Sinopec Group Overseas Development 2013 Ltd.	2.500%	10/17/2018	300	303
	Sinopec Group Overseas Development 2013 Ltd.	4.375%	10/17/2023	1,425	1,529

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Sinopec Group Overseas Development 2013 Ltd.	5.375%	10/17/2043	200	233
3	Sinopec Group Overseas Development 2014 Ltd.	1.051%	4/10/2017	600	599
	Sinopec Group Overseas Development 2014 Ltd.	1.750%	4/10/2017	225	225
2	Sinopec Group Overseas Development 2014 Ltd.	1.750%	4/10/2017	1,000	1,001
2	Sinopec Group Overseas Development 2014 Ltd.	2.750%	4/10/2019	400	405
	Sinopec Group Overseas Development 2014 Ltd.	4.375%	4/10/2024	200	216
	Sinopec Group Overseas Development 2015 Ltd.	2.500%	4/28/2020	1,100	1,093
	Sinopec Group Overseas Development 2015 Ltd.	3.250%	4/28/2025	700	686
	Sinopec Group Overseas Development 2015 Ltd.	4.100%	4/28/2045	400	389
2	State Grid Overseas Investment 2013 Ltd.	1.750%	5/22/2018	200	199
	State Grid Overseas Investment 2013 Ltd.	3.125%	5/22/2023	910	913
2	State Grid Overseas Investment 2013 Ltd.	4.375%	5/22/2043	200	208
	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/2019	300	305
2	State Grid Overseas Investment 2014 Ltd.	2.750%	5/7/2019	700	712
	State Grid Overseas Investment 2014 Ltd.	4.125%	5/7/2024	600	645
2	State Grid Overseas Investment 2014 Ltd.	4.850%	5/7/2044	350	387
Total China (Cost $47,940)					49,022
Colombia (3.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (3.1%)
	Ecopetrol SA	7.625%	7/23/19	750	889
	Ecopetrol SA	5.875%	9/18/23	865	942
	Ecopetrol SA	4.125%	1/16/25	475	458
	Ecopetrol SA	7.375%	9/18/43	400	450
	Ecopetrol SA	5.875%	5/28/45	900	863
	Empresas Publicas de Medellin ESP	7.625%	7/29/19	300	354
	Oleoducto Central SA	4.000%	5/7/21	200	199
	Republic of Colombia	7.375%	1/27/17	725	799
	Republic of Colombia	7.375%	3/18/19	1,155	1,363
	Republic of Colombia	4.375%	7/12/21	1,334	1,415
1	Republic of Colombia	2.625%	3/15/23	675	637
	Republic of Colombia	4.000%	2/26/24	1,317	1,355
	Republic of Colombia	8.125%	5/21/24	340	451
	Republic of Colombia	7.375%	9/18/37	550	733
	Republic of Colombia	6.125%	1/18/41	1,238	1,455
1	Republic of Colombia	5.625%	2/26/44	1,424	1,577
1	Republic of Colombia	5.000%	6/15/45	1,100	1,118
Total Colombia (Cost $14,955)					15,058
Costa Rica (0.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
	Banco de Costa Rica	5.250%	8/12/18	250	256
2	Banco Nacional de Costa Rica	4.875%	11/1/18	200	203
	Banco Nacional de Costa Rica	4.875%	11/1/18	400	405
	Instituto Costarricense de Electricidad	6.950%	11/10/21	200	214
	Instituto Costarricense de Electricidad	6.375%	5/15/43	200	172
	Republic of Costa Rica	4.250%	1/26/23	600	573
	Republic of Costa Rica	4.375%	4/30/25	200	188
	Republic of Costa Rica	5.625%	4/30/43	200	177
	Republic of Costa Rica	7.000%	4/4/44	600	622
	Republic of Costa Rica	7.158%	3/12/45	400	419
Total Costa Rica (Cost $3,195)					3,229

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Cote d’Ivoire (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
	Republic of Cote d’Ivoire	5.375%	7/23/24	250	240
1	Republic of Cote d’Ivoire	6.375%	3/3/28	700	705
1	Republic of Cote d’Ivoire	5.750%	12/31/32	1,295	1,237
Total Cote d’Ivoire (Cost $2,179)					2,182
Croatia (1.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.1%)
	Hrvatska Elektroprivreda	6.000%	11/9/17	200	210
	Republic of Croatia	6.250%	4/27/17	512	543
	Republic of Croatia	6.750%	11/5/19	600	667
	Republic of Croatia	6.625%	7/14/20	1,112	1,231
	Republic of Croatia	6.375%	3/24/21	900	997
	Republic of Croatia	5.500%	4/4/23	700	742
	Republic of Croatia	6.000%	1/26/24	635	694
Total Croatia (Cost $4,960)					5,084
Dominican Republic (0.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
1	Dominican Republic	7.500%	5/6/21	752	842
	Dominican Republic	6.600%	1/28/24	250	273
1	Dominican Republic	5.875%	4/18/24	350	370
	Dominican Republic	5.500%	1/27/25	550	569
	Dominican Republic	7.450%	4/30/44	450	508
	Dominican Republic	6.850%	1/27/45	200	209
2	Dominican Republic	6.850%	1/27/45	1,000	1,045
Total Dominican Republic (Cost $3,686)					3,816
Ecuador (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
	Republic of Ecuador	10.500%	3/24/20	350	373
	Republic of Ecuador	7.950%	6/20/24	1,050	1,013
Total Ecuador (Cost $1,399)					1,386
Egypt (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
	African Export-Import Bank	5.750%	7/27/16	300	312
	African Export-Import Bank	3.875%	6/4/18	250	250
	African Export-Import Bank	4.750%	7/29/19	200	205
	Arab Republic of Egypt	5.750%	4/29/20	412	437
	Arab Republic of Egypt	6.875%	4/30/40	300	312
Total Egypt (Cost $1,504)					1,516
El Salvador (0.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
	Republic of El Salvador	7.375%	12/1/19	345	379
	Republic of El Salvador	7.750%	1/24/23	450	505
	Republic of El Salvador	5.875%	1/30/25	300	300
2	Republic of El Salvador	6.375%	1/18/27	300	305
	Republic of El Salvador	8.250%	4/10/32	578	665
	Republic of El Salvador	7.650%	6/15/35	420	448
	Republic of El Salvador	7.625%	2/1/41	158	167
Total El Salvador (Cost $2,719)					2,769

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Ethiopia (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
	Federal Democratic Republic of Ethiopia	6.625%	12/11/24	450	450
Total Ethiopia (Cost $447)					450
Gabon (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
[1,2]	Gabonese Republic	6.375%	12/12/24	400	403
1	Gabonese Republic	6.375%	12/12/24	200	201
Total Gabon (Cost $619)					604
Georgia (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Georgian Railway JSC	7.750%	7/11/22	200	220
	Republic of Georgia	6.875%	4/12/21	200	223
Total Georgia (Cost $448)					443
Ghana (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Republic of Ghana	8.500%	10/4/17	200	208
2	Republic of Ghana	7.875%	8/7/23	400	387
[1,2]	Republic of Ghana	8.125%	1/18/26	300	291
1	Republic of Ghana	8.125%	1/18/26	200	193
Total Ghana (Cost $1,110)					1,079
Guatemala (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Republic of Guatemala	5.750%	6/6/22	200	220
	Republic of Guatemala	4.875%	2/13/28	400	413
Total Guatemala (Cost $608)					633
Honduras (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
	Republic of Honduras	8.750%	12/16/20	200	229
1	Republic of Honduras	7.500%	3/15/24	200	219
Total Honduras (Cost $400)					448
Hungary (1.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.9%)
4	Magyar Export-Import Bank Zrt	5.500%	2/12/18	750	803
[2,4]	MFB Magyar Fejlesztesi Bank Zrt	6.250%	10/21/20	200	226
	Republic of Hungary	4.125%	2/19/18	782	817
	Republic of Hungary	4.000%	3/25/19	500	523
	Republic of Hungary	6.250%	1/29/20	581	665
	Republic of Hungary	6.375%	3/29/21	1,200	1,399
	Republic of Hungary	5.375%	2/21/23	1,562	1,751
	Republic of Hungary	5.750%	11/22/23	1,220	1,402
	Republic of Hungary	5.375%	3/25/24	810	911
	Republic of Hungary	7.625%	3/29/41	570	822
Total Hungary (Cost $8,820)					9,319
India (1.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.9%)
	Bank of Baroda	5.000%	8/24/16	200	208
	Bank of Baroda	4.875%	7/23/19	575	619
	Bank of India	3.625%	9/21/18	350	360

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Bharat Petroleum Corp. Ltd.	4.625%	10/25/22	200	211
Canara Bank	5.250%	10/18/18	200	216
Export-Import Bank of India	4.000%	8/7/17	875	912
Export-Import Bank of India	4.000%	1/14/23	400	410
IDBI Bank Ltd.	4.375%	3/26/18	200	207
IDBI Bank Ltd.	3.750%	1/25/19	200	201
Indian Oil Corp. Ltd.	5.625%	8/2/21	200	224
Indian Oil Corp. Ltd.	5.750%	8/1/23	200	224
Indian Overseas Bank	5.000%	10/19/16	400	414
Indian Railway Finance Corp. Ltd.	3.917%	2/26/19	200	208
NTPC Ltd.	5.625%	7/14/21	400	451
NTPC Ltd.	4.750%	10/3/22	200	214
NTPC Ltd.	4.375%	11/26/24	400	418
Oil India Ltd.	3.875%	4/17/19	200	208
Oil India Ltd.	5.375%	4/17/24	250	276
ONGC Videsh Ltd.	3.250%	7/15/19	200	203
ONGC Videsh Ltd.	3.750%	5/7/23	400	399
ONGC Videsh Ltd.	4.625%	7/15/24	250	263
Power Grid Corp. of India Ltd.	3.875%	1/17/23	200	201
State Bank of India	4.125%	8/1/17	250	261
State Bank of India	3.250%	4/18/18	700	716
State Bank of India	3.622%	4/17/19	400	415
2 State Bank of India	4.875%	4/17/24	200	218
Syndicate Bank	4.750%	11/6/16	250	259
Syndicate Bank	4.125%	4/12/18	200	207
Total India (Cost $8,872)				9,123
Indonesia (6.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (6.0%)
Bank Negara Indonesia Persero Tbk PT	4.125%	4/27/17	200	207
Lembaga Pembiayaan Ekspor Indonesia	3.750%	4/26/17	300	308
Majapahit Holding BV	7.750%	10/17/16	400	432
Majapahit Holding BV	7.250%	6/28/17	200	219
Majapahit Holding BV	8.000%	8/7/19	250	295
Majapahit Holding BV	7.750%	1/20/20	525	618
Majapahit Holding BV	7.875%	6/29/37	200	255
2 Pelabuhan Indonesia II PT	4.250%	5/5/25	200	196
2 Pelabuhan Indonesia III PT	4.875%	10/1/24	200	207
Pertamina Persero PT	5.250%	5/23/21	450	479
Pertamina Persero PT	4.875%	5/3/22	850	880
2 Pertamina Persero PT	4.300%	5/20/23	430	429
Pertamina Persero PT	4.300%	5/20/23	700	697
Pertamina Persero PT	6.500%	5/27/41	400	428
2 Pertamina Persero PT	6.000%	5/3/42	750	752
Pertamina Persero PT	6.000%	5/3/42	250	250
2 Pertamina Persero PT	5.625%	5/20/43	200	194
Pertamina Persero PT	5.625%	5/20/43	200	193
Pertamina Persero PT	6.450%	5/30/44	200	214
2 Perusahaan Gas Negara Persero Tbk PT	5.125%	5/16/24	400	419
Perusahaan Gas Negara Persero Tbk PT	5.125%	5/16/24	400	419
Perusahaan Listrik Negara PT	5.500%	11/22/21	550	598
Perusahaan Listrik Negara PT	5.250%	10/24/42	500	477
Perusahaan Penerbit SBSN Indonesia II	4.000%	11/21/18	600	631
2 Perusahaan Penerbit SBSN Indonesia III	6.125%	3/15/19	200	226
Perusahaan Penerbit SBSN Indonesia III	6.125%	3/15/19	400	451

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Perusahaan Penerbit SBSN Indonesia III	3.300%	11/21/22	628	616
2 Perusahaan Penerbit SBSN Indonesia III	4.350%	9/10/24	600	616
Republic of Indonesia	6.875%	3/9/17	450	493
Republic of Indonesia	6.875%	1/17/18	1,527	1,724
Republic of Indonesia	11.625%	3/4/19	1,002	1,335
2 Republic of Indonesia	5.875%	3/13/20	350	397
Republic of Indonesia	5.875%	3/13/20	950	1,076
Republic of Indonesia	4.875%	5/5/21	850	925
Republic of Indonesia	3.750%	4/25/22	850	866
Republic of Indonesia	3.375%	4/15/23	600	586
Republic of Indonesia	5.375%	10/17/23	409	457
Republic of Indonesia	5.875%	1/15/24	300	345
2 Republic of Indonesia	4.125%	1/15/25	200	205
Republic of Indonesia	8.500%	10/12/35	1,200	1,731
Republic of Indonesia	6.625%	2/17/37	1,318	1,603
Republic of Indonesia	7.750%	1/17/38	852	1,161
Republic of Indonesia	5.250%	1/17/42	900	943
Republic of Indonesia	4.625%	4/15/43	975	946
2 Republic of Indonesia	6.750%	1/15/44	100	127
Republic of Indonesia	6.750%	1/15/44	950	1,202
Republic of Indonesia	5.125%	1/15/45	800	827
Total Indonesia (Cost $27,468)				28,655
Iraq (0.2%)
Sovereign Bond (U.S. Dollar-Denominated) (0.2%)
Republic of Iraq	5.800%	1/15/28	1,060	918
Total Iraq (Cost $942)				918
Jamaica (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
1 Jamaica	8.000%	6/24/19	550	586
1 Jamaica	7.625%	7/9/25	250	279
1 Jamaica	8.000%	3/15/39	225	244
Total Jamaica (Cost $1,045)				1,109
Kazakhstan (1.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
Development Bank of Kazakhstan JSC	4.125%	12/10/22	800	736
Intergas Finance BV	6.375%	5/14/17	150	154
KazAgro National Management Holding JSC	4.625%	5/24/23	600	554
Kazakhstan Temir Zholy Finance BV	6.950%	7/10/42	600	617
KazMunayGas National Co. JSC	9.125%	7/2/18	725	821
KazMunayGas National Co. JSC	7.000%	5/5/20	900	983
KazMunayGas National Co. JSC	6.375%	4/9/21	1,030	1,092
KazMunayGas National Co. JSC	4.400%	4/30/23	425	404
2 KazMunayGas National Co. JSC	5.750%	4/30/43	225	201
KazMunayGas National Co. JSC	5.750%	4/30/43	900	810
2 KazMunayGas National Co. JSC	6.000%	11/7/44	200	182
Republic of Kazakhstan	3.875%	10/14/24	800	775
2 Republic of Kazakhstan	4.875%	10/14/44	400	370
Total Kazakhstan (Cost $7,796)				7,699

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Kenya (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
2 Republic of Kenya	5.875%	6/24/19	200	206
2 Republic of Kenya	6.875%	6/24/24	200	211
Republic of Kenya	6.875%	6/24/24	1,000	1,057
Total Kenya (Cost $1,471)				1,474
Lebanon (2.0%)
Sovereign Bonds (U.S. Dollar-Denominated) (2.0%)
Republic of Lebanon	4.750%	11/2/16	250	251
Republic of Lebanon	9.000%	3/20/17	400	434
Republic of Lebanon	5.000%	10/12/17	1,025	1,031
Republic of Lebanon	5.150%	6/12/18	150	151
Republic of Lebanon	5.150%	11/12/18	475	479
Republic of Lebanon	5.500%	4/23/19	50	50
Republic of Lebanon	6.000%	5/20/19	450	462
Republic of Lebanon	5.450%	11/28/19	925	931
Republic of Lebanon	6.375%	3/9/20	1,066	1,115
Republic of Lebanon	8.250%	4/12/21	1,176	1,335
Republic of Lebanon	6.100%	10/4/22	708	725
Republic of Lebanon	6.000%	1/27/23	350	356
Republic of Lebanon	6.200%	2/26/25	100	102
Republic of Lebanon	6.250%	6/12/25	100	102
Republic of Lebanon	6.600%	11/27/26	600	619
Republic of Lebanon	6.750%	11/29/27	495	519
Republic of Lebanon	6.650%	2/26/30	800	825
Total Lebanon (Cost $9,361)				9,487
Malaysia (1.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.6%)
Cagamas Global plc	2.745%	12/10/19	200	203
Export-Import Bank of Malaysia Bhd.	2.875%	12/14/17	200	205
2 Federation of Malaysia	2.991%	7/6/16	875	895
2 Federation of Malaysia	4.646%	7/6/21	250	276
1 Malayan Banking Berhad	3.250%	9/20/22	400	404
Petroliam Nasional Bhd.	7.625%	10/15/26	430	593
2 Petronas Capital Ltd.	5.250%	8/12/19	1,323	1,480
Petronas Capital Ltd.	5.250%	8/12/19	416	465
Petronas Capital Ltd.	7.875%	5/22/22	200	262
2 Petronas Capital Ltd.	7.875%	5/22/22	750	981
Petronas Capital Ltd.	3.500%	3/18/25	650	664
Petronas Capital Ltd.	4.500%	3/18/45	650	660
SSG Resources Ltd.	4.250%	10/4/22	400	412
Total Malaysia (Cost $7,394)				7,500
Mexico (8.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (8.5%)
Comision Federal de Electricidad	4.875%	5/26/21	550	590
2 Comision Federal de Electricidad	4.875%	1/15/24	200	214
Comision Federal de Electricidad	4.875%	1/15/24	400	426
Comision Federal de Electricidad	5.750%	2/14/42	200	217
Petroleos Mexicanos	5.750%	3/1/18	775	843
Petroleos Mexicanos	3.500%	7/18/18	600	620
Petroleos Mexicanos	8.000%	5/3/19	1,404	1,675
Petroleos Mexicanos	6.000%	3/5/20	200	228
2 Petroleos Mexicanos	3.500%	7/23/20	300	307

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Petroleos Mexicanos	5.500%	1/21/21	1,389	1,528
	Petroleos Mexicanos	4.875%	1/24/22	1,450	1,542
	Petroleos Mexicanos	3.500%	1/30/23	1,350	1,307
	Petroleos Mexicanos	4.875%	1/18/24	825	875
2	Petroleos Mexicanos	4.250%	1/15/25	600	608
2	Petroleos Mexicanos	4.500%	1/23/26	550	560
	Petroleos Mexicanos	6.625%	6/15/35	1,383	1,571
	Petroleos Mexicanos	6.500%	6/2/41	1,570	1,747
	Petroleos Mexicanos	5.500%	6/27/44	1,011	1,003
2	Petroleos Mexicanos	5.500%	6/27/44	500	496
	Petroleos Mexicanos	6.375%	1/23/45	1,060	1,176
2	Petroleos Mexicanos	5.625%	1/23/46	1,900	1,919
	United Mexican States	11.375%	9/15/16	475	544
	United Mexican States	5.625%	1/15/17	1,340	1,437
	United Mexican States	5.950%	3/19/19	1,195	1,363
	United Mexican States	8.125%	12/30/19	850	1,107
	United Mexican States	5.125%	1/15/20	1,280	1,438
	United Mexican States	3.500%	1/21/21	475	493
	United Mexican States	3.625%	3/15/22	1,058	1,103
	United Mexican States	4.000%	10/2/23	1,485	1,563
	United Mexican States	3.600%	1/30/25	1,139	1,157
	United Mexican States	8.300%	8/15/31	600	918
	United Mexican States	7.500%	4/8/33	490	703
	United Mexican States	6.750%	9/27/34	806	1,071
	United Mexican States	6.050%	1/11/40	1,564	1,900
	United Mexican States	4.750%	3/8/44	2,300	2,362
	United Mexican States	5.550%	1/21/45	1,510	1,730
	United Mexican States	4.600%	1/23/46	1,375	1,380
	United Mexican States	5.750%	10/12/10	1,200	1,285
Total Mexico (Cost $40,254)					41,006
Mongolia (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
5	Development Bank of Mongolia LLC	5.750%	3/21/17	200	193
	Mongolia	4.125%	1/5/18	200	189
	Mongolia	5.125%	12/5/22	450	400
Total Mongolia (Cost $792)					782
Morocco (0.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.5%)
	Kingdom of Morocco	4.250%	12/11/22	700	719
	Kingdom of Morocco	5.500%	12/11/42	225	242
	OCP SA	5.625%	4/25/24	700	750
2	OCP SA	5.625%	4/25/24	100	107
2	OCP SA	4.500%	10/22/25	450	437
2	OCP SA	6.875%	4/25/44	200	220
Total Morocco (Cost $2,384)					2,475
Mozambique (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
[1,6]	Mozambique EMATUM Finance 2020 BV	6.305%	9/11/20	400	389
Total Mozambique (Cost $386)					389

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Namibia (0.0%)
Sovereign Bond (U.S. Dollar-Denominated) (0.0%)
Republic of Namibia	5.500%	11/3/21	200	220
Total Namibia (Cost $205)				220
Nigeria (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
2 Africa Finance Corp.	4.375%	4/29/20	350	354
2 Federal Republic of Nigeria	5.125%	7/12/18	200	205
Federal Republic of Nigeria	6.750%	1/28/21	250	270
Federal Republic of Nigeria	6.375%	7/12/23	200	210
Total Nigeria (Cost $1,013)				1,039
Pakistan (0.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.4%)
Islamic Republic of Pakistan	6.875%	6/1/17	375	389
Islamic Republic of Pakistan	7.250%	4/15/19	200	210
2 Islamic Republic of Pakistan	7.250%	4/15/19	400	421
Islamic Republic of Pakistan	6.750%	12/3/19	400	413
Islamic Republic of Pakistan	8.250%	4/15/24	200	217
2 Islamic Republic of Pakistan	8.250%	4/15/24	250	273
Total Pakistan (Cost $1,838)				1,923
Panama (1.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.1%)
Republic of Panama	5.200%	1/30/20	788	877
1 Republic of Panama	4.000%	9/22/24	550	571
1 Republic of Panama	3.750%	3/16/25	400	406
Republic of Panama	7.125%	1/29/26	500	647
Republic of Panama	8.875%	9/30/27	425	619
Republic of Panama	9.375%	4/1/29	450	686
1 Republic of Panama	6.700%	1/26/36	1,132	1,473
1 Republic of Panama	4.300%	4/29/53	200	189
Total Panama (Cost $5,268)				5,468
Paraguay (0.2%)
Republic of Paraguay	4.625%	1/25/23	200	206
Republic of Paraguay	6.100%	8/11/44	500	536
Total Paraguay (Cost $740)				742
Peru (1.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.4%)
Corp. Financiera de Desarrollo SA	4.750%	2/8/22	200	214
Fondo MIVIVIENDA SA	3.500%	1/31/23	500	493
Republic of Peru	7.125%	3/30/19	471	558
Republic of Peru	7.350%	7/21/25	1,018	1,377
Republic of Peru	8.750%	11/21/33	910	1,440
1 Republic of Peru	6.550%	3/14/37	792	1,049
Republic of Peru	5.625%	11/18/50	1,143	1,383
Total Peru (Cost $6,264)				6,514
Philippines (3.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (3.1%)
7 Power Sector Assets & Liabilities
Management Corp.	6.875%	11/2/16	100	108

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
7	Power Sector Assets & Liabilities
	Management Corp.	7.250%	5/27/19	664	789
7	Power Sector Assets & Liabilities
	Management Corp.	7.390%	12/2/24	600	810
	Republic of the Philippines	9.875%	1/15/19	250	320
	Republic of the Philippines	8.375%	6/17/19	816	1,023
	Republic of the Philippines	6.500%	1/20/20	300	360
	Republic of the Philippines	4.000%	1/15/21	770	845
	Republic of the Philippines	4.200%	1/21/24	850	959
	Republic of the Philippines	10.625%	3/16/25	584	954
	Republic of the Philippines	5.500%	3/30/26	850	1,040
	Republic of the Philippines	9.500%	2/2/30	1,003	1,687
	Republic of the Philippines	7.750%	1/14/31	1,454	2,188
	Republic of the Philippines	6.375%	1/15/32	600	815
	Republic of the Philippines	6.375%	10/23/34	850	1,196
	Republic of the Philippines	5.000%	1/13/37	880	1,081
	Republic of the Philippines	3.950%	1/20/40	700	748
Total Philippines (Cost $14,118)					14,923
Poland (1.4%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.4%)
	Republic of Poland	6.375%	7/15/19	2,321	2,724
	Republic of Poland	5.125%	4/21/21	885	1,010
	Republic of Poland	5.000%	3/23/22	1,268	1,440
	Republic of Poland	3.000%	3/17/23	875	889
	Republic of Poland	4.000%	1/22/24	830	903
Total Poland (Cost $6,737)					6,966
Qatar (3.5%)
Sovereign Bonds (U.S. Dollar-Denominated) (3.5%)
[1,2]	Nakilat Inc.	6.067%	12/31/33	500	588
2	Ooredoo International Finance Ltd.	3.375%	10/14/16	805	826
2	Ooredoo International Finance Ltd.	7.875%	6/10/19	400	489
2	Ooredoo International Finance Ltd.	4.750%	2/16/21	500	551
2	Ooredoo International Finance Ltd.	3.250%	2/21/23	150	149
2	Ooredoo International Finance Ltd.	5.000%	10/19/25	200	223
2	Ooredoo International Finance Ltd.	3.875%	1/31/28	850	836
	Ooredoo Tamweel Ltd.	3.039%	12/3/18	225	232
[2,8]	Qatari Diar Finance QSC	5.000%	7/21/20	1,075	1,213
	QNB Finance Ltd.	3.375%	2/22/17	1,250	1,289
	QNB Finance Ltd.	2.125%	2/14/18	200	200
	QNB Finance Ltd.	2.750%	10/31/18	400	407
	QNB Finance Ltd.	2.875%	4/29/20	200	205
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. II	5.298%	9/30/20	286	310
2	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.750%	9/30/19	250	297
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	5.838%	9/30/27	770	890
[1,2]	Ras Laffan Liquefied Natural Gas Co. Ltd. III	6.332%	9/30/27	250	299
2	State of Qatar	3.125%	1/20/17	775	803
8	State of Qatar	2.099%	1/18/18	700	715
2	State of Qatar	6.550%	4/9/19	450	530
2	State of Qatar	5.250%	1/20/20	757	861
	State of Qatar	5.250%	1/20/20	100	114
2	State of Qatar	4.500%	1/20/22	1,050	1,174
8	State of Qatar	3.241%	1/18/23	575	598
2	State of Qatar	9.750%	6/15/30	600	1,020
	State of Qatar	9.750%	6/15/30	75	128

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
2 State of Qatar	6.400%	1/20/40	500	679
State of Qatar	6.400%	1/20/40	102	139
2 State of Qatar	5.750%	1/20/42	616	779
State of Qatar	5.750%	1/20/42	200	254
Total Qatar (Cost $16,235)				16,798
Romania (0.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
Republic of Romania	6.750%	2/7/22	1,026	1,231
Republic of Romania	4.375%	8/22/23	1,254	1,331
2 Republic of Romania	4.875%	1/22/24	100	110
2 Republic of Romania	6.125%	1/22/44	200	249
Republic of Romania	6.125%	1/22/44	180	224
Total Romania (Cost $2,988)				3,145
Russia (9.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (9.3%)
AK Transneft OJSC Via TransCapitalInvest Ltd.	8.700%	8/7/18	420	456
Gazprom Neft OAO Via GPN Capital SA	4.376%	9/19/22	600	507
2 Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	200	184
Gazprom Neft OAO Via GPN Capital SA	6.000%	11/27/23	450	415
Gazprom OAO Via Gaz Capital SA	4.950%	5/23/16	500	504
Gazprom OAO Via Gaz Capital SA	6.212%	11/22/16	545	559
Gazprom OAO Via Gaz Capital SA	8.146%	4/11/18	800	846
Gazprom OAO Via Gaz Capital SA	9.250%	4/23/19	1,050	1,165
Gazprom OAO Via Gaz Capital SA	3.850%	2/6/20	678	617
Gazprom OAO Via Gaz Capital SA	5.999%	1/23/21	200	197
Gazprom OAO Via Gaz Capital SA	6.510%	3/7/22	525	526
Gazprom OAO Via Gaz Capital SA	4.950%	7/19/22	350	326
Gazprom OAO Via Gaz Capital SA	4.950%	2/6/28	450	391
Gazprom OAO Via Gaz Capital SA	8.625%	4/28/34	525	597
Gazprom OAO Via Gaz Capital SA	7.288%	8/16/37	525	535
Gazprombank OJSC Via GPB
Eurobond Finance plc	5.625%	5/17/17	400	393
Gazprombank OJSC Via GPB
Eurobond Finance plc	7.250%	5/3/19	200	193
Gazprombank OJSC Via GPB
Eurobond Finance plc	4.960%	9/5/19	400	364
Rosneft Finance SA	7.500%	7/18/16	250	256
Rosneft Finance SA	6.625%	3/20/17	100	101
2 Rosneft Finance SA	7.875%	3/13/18	100	102
Rosneft Finance SA	7.875%	3/13/18	850	867
Rosneft Finance SA	7.250%	2/2/20	200	199
Rosneft Oil Co. via Rosneft
International Finance Ltd.	3.149%	3/6/17	400	379
Rosneft Oil Co. via Rosneft
International Finance Ltd.	4.199%	3/6/22	977	829
Russian Agricultural Bank OJSC
Via RSHB Capital SA	6.299%	5/15/17	300	295
Russian Agricultural Bank OJSC
Via RSHB Capital SA	5.298%	12/27/17	318	303
Russian Agricultural Bank OJSC
Via RSHB Capital SA	7.750%	5/29/18	400	401
2 Russian Agricultural Bank OJSC
Via RSHB Capital SA	5.100%	7/25/18	100	94

Emerging Markets Government Bond Index Fund

			Face	Market
		Maturity	Amount	Value•
	Coupon	Date	($000)	($000)
Russian Agricultural Bank OJSC
Via RSHB Capital SA	5.100%	7/25/18	1,000	932
1 Russian Agricultural Bank OJSC
Via RSHB Capital SA	6.000%	6/3/21	600	528
Russian Federation	3.250%	4/4/17	1,000	1,017
Russian Federation	11.000%	7/24/18	825	1,006
2 Russian Federation	3.500%	1/16/19	300	293
Russian Federation	3.500%	1/16/19	1,000	980
Russian Federation	5.000%	4/29/20	2,000	2,038
Russian Federation	4.500%	4/4/22	1,000	971
2 Russian Federation	4.875%	9/16/23	200	197
Russian Federation	4.875%	9/16/23	1,800	1,763
Russian Federation	12.750%	6/24/28	975	1,538
1 Russian Federation	7.500%	3/31/30	6,746	7,887
Russian Federation	5.625%	4/4/42	1,200	1,149
Russian Federation	5.875%	9/16/43	600	590
Russian Railways via RZD Capital plc	5.739%	4/3/17	636	636
Russian Railways via RZD Capital plc	5.700%	4/5/22	600	568
Sberbank of Russia Via SB Capital SA	4.950%	2/7/17	325	323
Sberbank of Russia Via SB Capital SA	5.400%	3/24/17	550	549
Sberbank of Russia Via SB Capital SA	5.180%	6/28/19	750	718
Sberbank of Russia Via SB Capital SA	5.717%	6/16/21	400	382
Sberbank of Russia Via SB Capital SA	6.125%	2/7/22	800	772
Sberbank of Russia Via SB Capital SA	5.125%	10/29/22	974	808
SCF Capital Ltd.	5.375%	10/27/17	200	186
Vnesheconombank Via VEB Finance plc	5.375%	2/13/17	300	294
Vnesheconombank Via VEB Finance plc	4.224%	11/21/18	1,000	903
Vnesheconombank Via VEB Finance plc	6.902%	7/9/20	550	526
Vnesheconombank Via VEB Finance plc	6.025%	7/5/22	725	656
2 Vnesheconombank Via VEB Finance plc	5.942%	11/21/23	200	175
Vnesheconombank Via VEB Finance plc	6.800%	11/22/25	450	418
VTB Bank OJSC Via VTB Capital SA	6.000%	4/12/17	925	914
VTB Bank OJSC Via VTB Capital SA	6.315%	2/22/18	400	397
VTB Bank OJSC Via VTB Capital SA	6.875%	5/29/18	875	879
VTB Bank OJSC Via VTB Capital SA	6.551%	10/13/20	450	439
VTB Bank OJSC Via VTB Capital SA	6.950%	10/17/22	575	528
VTB Bank OJSC Via VTB Capital SA	6.250%	6/30/35	100	100
Total Russia (Cost $45,311)				44,661
Saudi Arabia (0.8%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.8%)
SABIC Capital II BV	2.625%	10/3/18	400	408
Saudi Electricity Global Sukuk Co.	2.665%	4/3/17	400	409
Saudi Electricity Global Sukuk Co.	4.211%	4/3/22	625	673
Saudi Electricity Global Sukuk Co. 2	3.473%	4/8/23	550	565
Saudi Electricity Global Sukuk Co. 2	5.060%	4/8/43	400	414
Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	350	374
2 Saudi Electricity Global Sukuk Co. 3	4.000%	4/8/24	650	695
2 Saudi Electricity Global Sukuk Co. 3	5.500%	4/8/44	300	329
Total Saudi Arabia (Cost $3,728)				3,867
Senegal (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
Republic of Senegal	8.750%	5/13/21	200	225
Republic of Senegal	6.250%	7/30/24	200	197
Total Senegal (Cost $419)				422

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Serbia, Republic Of (0.6%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.6%)
	Republic of Serbia	5.250%	11/21/17	400	414
2	Republic of Serbia	5.875%	12/3/18	200	211
	Republic of Serbia	5.875%	12/3/18	400	424
	Republic of Serbia	4.875%	2/25/20	400	410
	Republic of Serbia	7.250%	9/28/21	1,300	1,498
Total Serbia, Republic Of (Cost $2,884)					2,957
South Africa (1.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (1.7%)
	Eskom Holdings SOC Ltd.	5.750%	1/26/21	1,100	1,094
	Eskom Holdings SOC Ltd.	6.750%	8/6/23	600	621
2	Eskom Holdings SOC Ltd.	7.125%	2/11/25	200	209
	Eskom Holdings SOC Ltd.	7.125%	2/11/25	250	261
	Republic of South Africa	6.875%	5/27/19	1,195	1,371
	Republic of South Africa	5.500%	3/9/20	295	323
	Republic of South Africa	5.875%	5/30/22	200	225
	Republic of South Africa	4.665%	1/17/24	1,050	1,100
	Republic of South Africa	5.875%	9/16/25	1,200	1,365
	Republic of South Africa	6.250%	3/8/41	461	549
	Republic of South Africa	5.375%	7/24/44	500	530
2	Transnet SOC Ltd.	4.000%	7/26/22	600	578
Total South Africa (Cost $8,017)					8,226
Sri Lanka (0.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
	Bank of Ceylon	6.875%	5/3/17	250	256
	Bank of Ceylon	5.325%	4/16/18	200	199
2	Democratic Socialist Republic of Sri Lanka	6.000%	1/14/19	200	207
2	Democratic Socialist Republic of Sri Lanka	5.125%	4/11/19	250	251
	Democratic Socialist Republic of Sri Lanka	6.250%	10/4/20	432	447
	Democratic Socialist Republic of Sri Lanka	6.250%	7/27/21	1,150	1,187
	Democratic Socialist Republic of Sri Lanka	5.875%	7/25/22	600	607
	National Savings Bank	8.875%	9/18/18	400	432
Total Sri Lanka (Cost $3,566)					3,586
Thailand (0.3%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.3%)
	Krung Thai Bank PCL	2.250%	9/11/18	200	199
1	Krung Thai Bank PCL	5.200%	12/26/24	450	469
	PTT PCL	4.500%	10/25/42	400	369
	PTT Public Co. Ltd.	3.375%	10/25/22	225	224
Total Thailand (Cost $1,237)					1,261
Trinidad And Tobago (0.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.1%)
2	Petroleum Co. of Trinidad & Tobago Ltd.	9.750%	8/14/19	300	363
2	Republic of Trinidad & Tobago	4.375%	1/16/24	200	216
Total Trinidad And Tobago (Cost $565)					579
Tunisia (0.1%)
Sovereign Bond (U.S. Dollar-Denominated) (0.1%)
	Banque Centrale de Tunisie SA	5.750%	1/30/25	400	413
Total Tunisia (Cost $408)					413

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
Turkey (5.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (5.9%)
	Export Credit Bank of Turkey	5.375%	11/4/16	450	466
	Export Credit Bank of Turkey	5.875%	4/24/19	600	634
2	Export Credit Bank of Turkey	5.000%	9/23/21	400	400
	Hazine Mustesarligi Varlik Kiralama AS	4.557%	10/10/18	250	261
2	Hazine Mustesarligi Varlik Kiralama AS	4.489%	11/25/24	400	404
	Republic of Turkey	7.000%	9/26/16	500	537
	Republic of Turkey	7.500%	7/14/17	991	1,097
9	Republic of Turkey	2.803%	3/26/18	700	696
	Republic of Turkey	6.750%	4/3/18	687	759
2	Republic of Turkey	4.557%	10/10/18	150	157
	Republic of Turkey	7.000%	3/11/19	1,078	1,219
	Republic of Turkey	7.500%	11/7/19	1,350	1,572
	Republic of Turkey	7.000%	6/5/20	630	725
	Republic of Turkey	5.625%	3/30/21	901	983
	Republic of Turkey	5.125%	3/25/22	825	874
	Republic of Turkey	6.250%	9/26/22	504	569
	Republic of Turkey	3.250%	3/23/23	451	425
	Republic of Turkey	5.750%	3/22/24	1,350	1,485
	Republic of Turkey	7.375%	2/5/25	2,000	2,449
	Republic of Turkey	11.875%	1/15/30	775	1,346
	Republic of Turkey	8.000%	2/14/34	502	674
	Republic of Turkey	6.875%	3/17/36	2,002	2,425
	Republic of Turkey	7.250%	3/5/38	255	324
	Republic of Turkey	6.750%	5/30/40	1,010	1,222
	Republic of Turkey	6.000%	1/14/41	1,200	1,332
	Republic of Turkey	4.875%	4/16/43	1,466	1,404
	Republic of Turkey	6.625%	2/17/45	950	1,147
2	TC Ziraat Bankasi AS	4.250%	7/3/19	200	198
	Turkey Government International Bond	4.250%	4/14/26	200	194
	Turkiye Halk Bankasi AS	4.875%	7/19/17	425	436
2	Turkiye Halk Bankasi AS	4.750%	6/4/19	250	249
	Turkiye Halk Bankasi AS	3.875%	2/5/20	400	382
	Turkiye Halk Bankasi AS	4.750%	2/11/21	200	197
	Turkiye Vakiflar Bankasi Tao	5.750%	4/24/17	200	208
	Turkiye Vakiflar Bankasi Tao	3.750%	4/15/18	200	196
	Turkiye Vakiflar Bankasi Tao	5.000%	10/31/18	200	203
	Turkiye Vakiflar Bankasi Tao	6.000%	11/1/22	400	392
1	Turkiye Vakiflar Bankasi Tao	6.875%	2/3/25	200	198
Total Turkey (Cost $27,867)					28,439
Ukraine (0.7%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.7%)
10	Financing of Infrastructural
	Projects State Enterprise	8.375%	11/3/17	100	45
10	Financing of Infrastructural
	Projects State Enterprise	9.000%	12/7/17	200	88
10	Financing of Infrastructural
	Projects State Enterprise	7.400%	4/20/18	200	88
	Oschadbank Via SSB #1 plc	8.875%	3/20/18	200	132
	Ukraine	6.250%	6/17/16	400	184
	Ukraine	6.580%	11/21/16	723	331
	Ukraine	9.250%	7/24/17	1,328	604
	Ukraine	6.750%	11/14/17	800	364

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Ukraine	7.750%	9/23/20	627	285
	Ukraine	7.950%	2/23/21	650	296
	Ukraine	7.800%	11/28/22	780	355
	Ukraine	7.500%	4/17/23	600	280
2	Ukraine Railways via Shortline plc	9.500%	5/21/18	200	108
	Ukreximbank Via Biz Finance plc	8.750%	1/22/18	200	135
Total Ukraine (Cost $6,036)					3,295
United Arab Emirates (5.1%)
Sovereign Bonds (U.S. Dollar-Denominated) (5.1%)
2	Abu Dhabi National Energy Co. PJSC	5.875%	10/27/16	585	624
2	Abu Dhabi National Energy Co. PJSC	4.125%	3/13/17	400	419
2	Abu Dhabi National Energy Co. PJSC	2.500%	1/12/18	400	407
2	Abu Dhabi National Energy Co. PJSC	6.250%	9/16/19	275	320
2	Abu Dhabi National Energy Co. PJSC	5.875%	12/13/21	200	237
2	Abu Dhabi National Energy Co. PJSC	3.625%	1/12/23	600	615
	Abu Dhabi National Energy Co. PJSC	3.875%	5/6/24	200	206
2	Abu Dhabi National Energy Co. PJSC	6.500%	10/27/36	625	803
3	ADCB Finance Cayman Ltd.	1.574%	1/9/17	200	201
	ADCB Finance Cayman Ltd.	2.500%	3/6/18	200	202
	ADCB Finance Cayman Ltd.	3.000%	3/4/19	400	410
	ADCB Finance Cayman Ltd.	4.500%	3/6/23	425	442
	ADCB Islamic Finance Cayman Ltd.	4.071%	11/22/16	720	751
	AHB Sukuk Co. Ltd.	3.267%	10/8/18	200	207
	DEWA Sukuk 2013 Ltd.	3.000%	3/5/18	650	664
[1,2]	Dolphin Energy Ltd.	5.888%	6/15/19	286	314
2	Dolphin Energy Ltd.	5.500%	12/15/21	620	715
2	DP World Ltd.	6.850%	7/2/37	800	901
2	DP World Sukuk Ltd.	6.250%	7/2/17	670	725
	Dubai DOF Sukuk Ltd.	6.450%	5/2/22	200	240
2	Dubai Electricity & Water Authority	6.375%	10/21/16	250	268
2	Dubai Electricity & Water Authority	7.375%	10/21/20	550	673
2	Emirate of Abu Dhabi	6.750%	4/8/19	525	622
	Emirate of Dubai	4.900%	5/2/17	200	213
	Emirate of Dubai	7.750%	10/5/20	500	621
	Emirate of Dubai	3.875%	1/30/23	400	413
	Emirate of Dubai	5.250%	1/30/43	200	189
	Emirates Airline	5.125%	6/8/16	700	725
[1,2]	Emirates Airline	4.500%	2/6/25	343	346
	Emirates NBD PJSC	4.625%	3/28/17	675	705
	Emirates NBD PJSC	3.250%	11/19/19	335	339
1	Emirates NBD PJSC	4.875%	3/28/23	250	259
	Emirates Telecommunications Corp.	2.375%	6/18/19	200	202
	Emirates Telecommunications Corp.	3.500%	6/18/24	200	212
	ICD Sukuk Co. Ltd.	3.508%	5/21/20	250	250
2	IPIC GMTN Ltd.	3.750%	3/1/17	945	984
2	IPIC GMTN Ltd.	5.000%	11/15/20	500	563
2	IPIC GMTN Ltd.	5.500%	3/1/22	710	829
2	IPIC GMTN Ltd.	6.875%	11/1/41	400	567
	Jafz Sukuk Ltd.	7.000%	6/19/19	400	458
2	MDC-GMTN B.V.	7.625%	5/6/19	500	607
2	MDC-GMTN B.V.	5.500%	4/20/21	450	524
2	MDC-GMTN B.V.	3.250%	4/28/22	200	208
1	Medjool Ltd.	3.875%	3/19/23	303	310
2	Mubadala GE Capital Ltd.	3.000%	11/10/19	200	200

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	National Bank of Abu Dhabi PJSC	3.250%	3/27/17	400	413
	National Bank of Abu Dhabi PJSC	3.000%	8/13/19	400	413
	National Bank of Abu Dhabi PJSC	2.250%	2/11/20	225	224
2	NOVA Chemicals Corp.	5.250%	8/1/23	400	421
	RAK Capital	3.297%	10/21/18	200	208
	RAKFunding Cayman Ltd.	3.250%	6/24/19	200	202
1	Ruwais Power Co. PJSC	6.000%	8/31/36	400	478
	Sharjah Sukuk Ltd.	3.764%	9/17/24	400	425
	Union National Bank PJSC	3.875%	11/10/16	200	207
[1,2]	Waha Aerospace BV	3.925%	7/28/20	814	854
Total United Arab Emirates (Cost $23,992)					24,535
United States (0.0%)
U.S. Government and Agency Obligations (0.0%)
	United States Treasury Note/Bond	5.125%	5/15/16	15	16
	United States Treasury Note/Bond	0.500%	2/28/17	20	20
	United States Treasury Note/Bond	3.000%	2/28/17	15	16
	United States Treasury Note/Bond	0.875%	7/31/19	20	19
	United States Treasury Note/Bond	2.750%	2/15/24	30	32
	United States Treasury Note/Bond	5.500%	8/15/28	30	41
	United States Treasury Note/Bond	6.125%	8/15/29	5	7
	United States Treasury Note/Bond	3.750%	8/15/41	5	6
Total United States (Cost $155)					157
Uruguay (0.9%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.9%)
1	Oriental Republic of Uruguay	8.000%	11/18/22	218	287
1	Oriental Republic of Uruguay	4.500%	8/14/24	871	941
	Oriental Republic of Uruguay	7.875%	1/15/33	346	488
1	Oriental Republic of Uruguay	7.625%	3/21/36	686	959
1	Oriental Republic of Uruguay	4.125%	11/20/45	350	321
1	Oriental Republic of Uruguay	5.100%	6/18/50	1,440	1,467
Total Uruguay (Cost $4,297)					4,463
Venezuela (3.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (3.2%)
	Bolivarian Republic of Venezuela	13.625%	8/15/18	566	422
	Bolivarian Republic of Venezuela	7.000%	12/1/18	882	437
	Bolivarian Republic of Venezuela	7.750%	10/13/19	1,206	558
	Bolivarian Republic of Venezuela	6.000%	12/9/20	850	361
1	Bolivarian Republic of Venezuela	12.750%	8/23/22	1,215	665
	Bolivarian Republic of Venezuela	9.000%	5/7/23	851	387
	Bolivarian Republic of Venezuela	8.250%	10/13/24	434	184
	Bolivarian Republic of Venezuela	7.650%	4/21/25	750	321
	Bolivarian Republic of Venezuela	11.750%	10/21/26	1,427	724
	Bolivarian Republic of Venezuela	9.250%	9/15/27	1,497	740
	Bolivarian Republic of Venezuela	9.250%	5/7/28	540	235
1	Bolivarian Republic of Venezuela	11.950%	8/5/31	2,956	1,493
	Bolivarian Republic of Venezuela	9.375%	1/13/34	450	201
	Bolivarian Republic of Venezuela	7.000%	3/31/38	675	270
	CA La Electricidad de Caracas	8.500%	4/10/18	200	93
2	CITGO Holding Inc.	10.750%	2/15/20	650	689
	CITGO Petroleum Corp.	6.250%	8/15/22	100	98
2	CITGO Petroleum Corp.	6.250%	8/15/22	200	196

Emerging Markets Government Bond Index Fund

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Petroleos de Venezuela SA	5.250%	4/12/17	1,425	828
1	Petroleos de Venezuela SA	8.500%	11/2/17	2,884	2,228
1	Petroleos de Venezuela SA	9.000%	11/17/21	1,200	576
1	Petroleos de Venezuela SA	12.750%	2/17/22	1,205	699
1	Petroleos de Venezuela SA	6.000%	11/15/26	2,026	841
	Petroleos de Venezuela SA	5.375%	4/12/27	1,881	767
1	Petroleos de Venezuela SA	9.750%	5/17/35	2,229	1,081
	Petroleos de Venezuela SA	5.500%	4/12/37	200	81
Total Venezuela (Cost $20,549)					15,175
Vietnam (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Socialist Republic of Vietnam	6.750%	1/29/20	519	585
2	Socialist Republic of Vietnam	4.800%	11/19/24	200	208
Total Vietnam (Cost $765)					793
Zambia (0.2%)
Sovereign Bonds (U.S. Dollar-Denominated) (0.2%)
	Republic of Zambia	5.375%	9/20/22	425	394
2	Republic of Zambia	8.500%	4/14/24	450	488
Total Zambia (Cost $863)					882

				Shares
Temporary Cash Investments (0.6%)
11	Vanguard Market Liquidity Fund (Cost $2,692)	0.121%		2,691,733	2,692
Total Investments (99.1%) (Cost $475,961)					476,635
Other Assets and Liabilities (0.9%)
Other Assets					11,331
Liabilities					(6,849)
					4,482
Net Assets (100%)					481,117

Emerging Markets Government Bond Index Fund

At April 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	480,954
Undistributed Net Investment Income	993
Accumulated Net Realized Losses	(1,504)
Unrealized Appreciation (Depreciation)	674
Net Assets	481,117

Investor Shares—Net Assets
Applicable to 1,009,843 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	9,931
Net Asset Value Per Share—Investor Shares	$9.83

Admiral Shares—Net Assets
Applicable to 6,258,944 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	123,101
Net Asset Value Per Share—Admiral Shares	$19.67

Institutional Shares—Net Assets
Applicable to 326,860 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	10,317
Net Asset Value Per Share—Institutional Shares	$31.56

ETF Shares—Net Assets
Applicable to 4,304,908 outstanding $.001 par value shares of
beneficial interest (unlimited authorization)	337,768
Net Asset Value Per Share—ETF Shares	$78.46

• See Note A in Notes to Financial Statements.
† Non-income producing security—security in default.
1 The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.
2 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the aggregate value of these securities was
$72,469,000, representing 15.1% of net assets.
3 Adjustable-rate security.
4 Guaranteed by the Republic of Hungary.
5 Guaranteed by the Government of Mongolia.
6 Guaranteed by the Republic of Mozambique.
7 Guaranteed by the Republic of the Philippines.
8 Guaranteed by the State of Qatar.
9 Guaranteed by the Republic of Turkey.
10 Guaranteed by the Government of Ukraine.
11 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Statement of Operations

Six Months Ended
April 30, 2015
($000)
Investment Income
Income
Interest[1]	10,096
Total Income	10,096
Expenses
The Vanguard Group—Note B
Investment Advisory Services	5
Management and Administrative—Investor Shares	16
Management and Administrative—Admiral Shares	169
Management and Administrative—Institutional Shares	8
Management and Administrative—ETF Shares	385
Marketing and Distribution—Investor Shares	—
Marketing and Distribution—Admiral Shares	10
Marketing and Distribution—Institutional Shares	—
Marketing and Distribution—ETF Shares	28
Custodian Fees	19
Shareholders’ Reports—Investor Shares	3
Shareholders’ Reports—Admiral Shares	—
Shareholders’ Reports—Institutional Shares	—
Shareholders’ Reports—ETF Shares	3
Total Expenses	646
Net Investment Income	9,450
Realized Net Gain (Loss)
Investment Securities Sold	(1,289)
Futures Contracts	4
Realized Net Gain (Loss)	(1,285)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(3,036)
Net Increase (Decrease) in Net Assets Resulting from Operations	5,129
1 Interest income from an affiliated company of the fund was $2,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	April 30,	October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	9,450	11,445
Realized Net Gain (Loss)	(1,285)	282
Change in Unrealized Appreciation (Depreciation)	(3,036)	6,002
Net Increase (Decrease) in Net Assets Resulting from Operations	5,129	17,729
Distributions
Net Investment Income
Investor Shares	(190)	(251)
Admiral Shares	(2,709)	(4,147)
Institutional Shares	(152)	—
ETF Shares	(6,122)	(6,640)
Realized Capital Gain
Investor Shares	—	—
Admiral Shares	—	—
Institutional Shares	—	—
ETF Shares	—	—
Total Distributions	(9,173)	(11,038)
Capital Share Transactions
Investor Shares	2,712	2,919
Admiral Shares	6,416	61,205
Institutional Shares	10,435	—
ETF Shares	117,504	132,526
Net Increase (Decrease) from Capital Share Transactions	137,067	196,650
Total Increase (Decrease)	133,023	203,341
Net Assets
Beginning of Period	348,094	144,753
End of Period[1]	481,117	348,094
1 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $993,000 and $716,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Financial Highlights

Investor Shares
	Six Months	Year	May 14,
	Ended	Ended	2013[1] to
	April 30,	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013
Net Asset Value, Beginning of Period	$9.95	$9.74	$10.00
Investment Operations
Net Investment Income	. 213	. 417.149
Net Realized and Unrealized Gain (Loss) on Investments[2]	(.117)	. 213	(. 261)
Total from Investment Operations	.096	.630	(.112)
Distributions
Dividends from Net Investment Income	(. 216)	(. 420)	(.148)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(. 216)	(. 420)	(.148)
Net Asset Value, End of Period	$9.83	$9.95	$9.74

Total Return[3]	1.01%	6.62%	-1.38%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10	$7	$4
Ratio of Total Expenses to Average Net Assets	0.49%	0.49%	0.49%[4]
Ratio of Net Investment Income to Average Net Assets	4.52%	4.35%	3.81%[4]
Portfolio Turnover Rate [5]	24%	27%	38%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was May 14, 2013, to May 30, 2013, during which time all assets were held in money market instruments.
Performance measurement began May 31, 2013, at a net asset value of $10.03.
2 Includes increases from purchase fees of $.00, $.00, and $.03
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Financial Highlights

Admiral Shares
	Six Months	Year	May 14,
	Ended	Ended	2013[1] to
	April 30,	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013
Net Asset Value, Beginning of Period	$19.90	$19.48	$20.00
Investment Operations
Net Investment Income	. 442	. 863	. 309
Net Realized and Unrealized Gain (Loss) on Investments[2]	(. 224)	. 427	(. 522)
Total from Investment Operations	.218	1.290	(.213)
Distributions
Dividends from Net Investment Income	(. 448)	(. 870)	(. 307)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(. 448)	(. 870)	(. 307)
Net Asset Value, End of Period	$19.67	$19.90	$19.48

Total Return[3]	1.15%	6.78%	-1.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$123	$118	$55
Ratio of Total Expenses to Average Net Assets	0.32%	0.34%	0.34%[4]
Ratio of Net Investment Income to Average Net Assets	4.69%	4.50%	3.96%[4]
Portfolio Turnover Rate [5]	24%	27%	38%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Subscription period for the fund was May 14, 2013, to May 30, 2013, during which time all assets were held in money market instruments.
Performance measurement began May 31, 2013, at a net asset value of $20.07.
2 Includes increases from purchase fees of $.00, $.00, and $.06.
3 Total returns do not include transaction or account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable transaction and account service fees.
4 Annualized.
5 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Financial Highlights

Institutional Shares
Nov. 25,
2014[1] to
April 30,
For a Share Outstanding Throughout the Period	2015
Net Asset Value, Beginning of Period	$31.53
Investment Operations
Net Investment Incom e	. 411
Net Realized and Unrealized Gain (Loss) on Investments[2]	. 091
Total from Investment Oper ations	. 502
Distributions
Dividends from Net Investment Income	(.472)
Distributions from Realized Capital Gains	—
Total Distributions	(. 472)
Net Asset Value, End of Period	$31.56

Total Return [3]	3.94%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$10
Ratio of Total Expenses to Average Net Assets	0.28%
Ratio of Net Investment Income to Average Net Assets	4.73%
Portfolio Turnover Rate[4]	24%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 The class commenced operations on November 25, 2014, and on December 18, 2014, all outstanding shares were redeemed. On February 11,
2015, the class recommenced operations at a net asset value of $30.72; accordingly, the total return reflects performance from February 11 to April 30, 2015.
2 Includes increases from purchase fees of $.00.
3 Total return does not include transaction fees that may have applied in the period shown. Fund prospectuses provide information about any applicable transaction fees.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Financial Highlights

ETF Shares
	Six Months	Year	May 31,
	Ended	Ended	2013[1] to
	April 30,	Oct. 31,	Oct. 31,
For a Share Outstanding Throughout Each Period	2015	2014	2013
Net Asset Value, Beginning of Period	$79.40	$77.71	$79.52
Investment Operations
Net Investment Income	1.763	3.429	1.217
Net Realized and Unrealized Gain (Loss) on Investments[2]	(.923)	1.700	(2.086)
Total from Investment Operations	.840	5.129	(.869)
Distributions
Dividends from Net Investment Income	(1.780)	(3.439)	(.941)
Distributions from Realized Capital Gains	—	—	—
Total Distributions	(1.780)	(3.439)	(.941)
Net Asset Value, End of Period	$78.46	$79.40	$77.71

Total Return	1.11%	6.79%	-1.39%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$338	$222	$85
Ratio of Total Expenses to Average Net Assets	0.32%	0.34%	0.35%[3]
Ratio of Net Investment Income to Average Net Assets	4.69%	4.50%	3.95%[3]
Portfolio Turnover Rate [4]	24%	27%	38%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Includes increases from purchase fees of $.00, $.01, and $.30.
3 Annualized.
4 Excludes the value of portfolio securities received or delivered as a result of in-kind purchases or redemptions of the fund’s capital shares, including ETF Creation Units.

See accompanying Notes, which are an integral part of the Financial Statements.

Emerging Markets Government Bond Index Fund

Notes to Financial Statements

Vanguard Emerging Markets Government Bond Index Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. The fund offers four classes of shares: Investor Shares, Admiral Shares, Institutional Shares, and ETF Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares and Institutional Shares are designed for investors who meet certain administrative, service, and account-size criteria. Institutional Shares were issued on November 25, 2014. ETF Shares are listed for trading on Nasdaq; they can be purchased and sold through a broker.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities.

2. Futures Contracts: The fund uses futures contracts to invest in fixed income asset classes with greater efficiency and lower cost than is possible through direct investment, to add value when these instruments are attractively priced, or to adjust sensitivity to changes in interest rates. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of bonds held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearing-house, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Futures contracts are valued at their quoted daily settlement prices. The aggregate settlement values of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the six months ended April 30, 2015, the fund’s average investments in long and short futures contracts each represented less than 1% of net assets, based on the average of aggregate settlement values at each quarter-end during the period. The fund had no open futures contracts at April 30, 2015.

Emerging Markets Government Bond Index Fund

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2013–2014), and for the period ended April 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2015, or at any time during the period then ended.

6. Other: Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Fees assessed on capital share transactions are credited to paid-in capital.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At April 30, 2015, the fund had contributed capital of $40,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.02% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

Emerging Markets Government Bond Index Fund

The following table summarizes the market value of the fund’s investments as of April 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
U.S. Government and Agency Obligations	—	157	—
Sovereign Bonds	—	473,786	—
Temporary Cash Investments	2,692	—	—
Total	2,692	473,943	—

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

During the six months ended April 30, 2015, the fund realized $165,000 of net capital losses resulting from in-kind redemptions—in which shareholders exchanged fund shares for securities held by the fund rather than for cash. Because such losses are not taxable losses to the fund, they have been reclassified from accumulated net realized losses to paid-in capital.

The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at October 31, 2014, the fund had available capital losses totaling $378,000 that may be carried forward indefinitely to offset future net capital gains. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending October 31, 2015; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balance above.

At April 30, 2015, the cost of investment securities for tax purposes was $475,961,000. Net unrealized appreciation of investment securities for tax purposes was $674,000, consisting of unrealized gains of $11,469,000 on securities that had risen in value since their purchase and $10,795,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended April 30, 2015, the fund purchased $217,952,000 of investment securities and sold $83,785,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $1,311,000 and $1,219,000, respectively. Total purchases and sales include $133,012,000 and $37,343,000, respectively, in connection with in-kind purchases and redemptions of the fund’s capital shares.

Emerging Markets Government Bond Index Fund

F. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	April 30, 2015		October 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued[1]	4,724	488	7,000	712
Issued in Lieu of Cash Distributions	159	16	234	24
Redeemed	(2,171)	(224)	(4,315)	(438)
Net Increase (Decrease)—Investor Shares	2,712	280	2,919	298
Admiral Shares
Issued[1]	29,941	1,535	78,630	4,007
Issued in Lieu of Cash Distributions	2,303	119	3,473	176
Redeemed	(25,828)	(1,341)	(20,898)	(1,063)
Net Increase (Decrease)—Admiral Shares	6,416	313	61,205	3,120
Institutional Shares[2]
Issued[1]	19,852	638	—	—
Issued in Lieu of Cash Distributions	118	4	—	—
Redeemed	(9,535)	(315)	—	—
Net Increase (Decrease)—Institutional Shares	10,435	327	—	—
ETF Shares
Issued[1]	155,731	2,003	148,304	1,902
Issued in Lieu of Cash Distributions	—	—	—	—
Redeemed	(38,227)	(500)	(15,778)	(200)
Net Increase (Decrease)—ETF Shares	117,504	1,503	132,526	1,702
1 Includes purchase fees for fiscal 2015 and 2014 of $3,000 and $62,000, respectively (fund totals).
2 Institutional shares were issued on November 25, 2014.

G. Management has determined that no material events or transactions occurred subsequent to April 30, 2015, that would require recognition or disclosure in these financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended April 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Emerging Markets Government Bond Index Fund	10/31/2014	4/30/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,010.14	$2.44
ETF Shares	1,000.00	1,011.14	1.60
Admiral Shares	1,000.00	1,011.49	1.60
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,022.36	$2.46
ETF Shares	1,000.00	1,023.21	1.61
Admiral Shares	1,000.00	1,023.21	1.61

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.49% for Investor Shares, 0.32% for ETF Shares, and 0.32% for Admiral Shares. The dollar amounts shown as “Expenses Paid”
are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period. The table does not include data for share classes with less than six months of history.

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Emerging Markets Government Bond Index Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard—through its Fixed Income Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2013, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Fixed Income Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund since its inception, including any periods of outperformance or underperformance relative to a target index and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board did not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Credit Quality. Credit-quality ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). U.S. Treasury, U.S. Agency, and U.S. Agency mortgage-backed securities appear under “U.S. Government.” Credit-quality ratings are obtained from Barclays and are generally from Moody’s, Fitch, and S&P. When ratings from all three agencies are used, the median rating is shown. When ratings from two of the agencies are used, the lower rating for each issue is shown. “Not Rated” is used to classify securities for which a rating is not available.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

Vanguard Emerging Markets Government Bond Index Fund is not sponsored, endorsed, issued, sold, or promoted by Barclays
Capital Inc. or any of its affiliates (“Barclays”). Barclays makes no representation or warranty, express or implied, to the owners or purchasers of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the Barclays index to track general bond market performance. Barclays has not passed on the legality or suitability of the fund with respect to any person or entity. Barclays’ only relationship to Vanguard and the fund is the licensing of the Barclays index, which is determined, composed, and calculated by Barclays without regard to Vanguard or the fund or any owners or purchasers of the fund. Barclays has no obligation to take the needs of Vanguard, the fund, or the owners of the fund into consideration in determining, composing, or calculating the Barclays index. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the fund to be issued. Barclays has no obligation or liability in connection with the administration, marketing, or trading of the fund.

Barclays shall have no liability to third parties for the quality, accuracy, and/or completeness of the index or any data included therein or for interruptions in the delivery of the index. Barclays makes no warranty, express or implied, as to results to be obtained by owners of the fund or any other person or entity from the use of the index or any data included therein in connection with the rights licensed hereunder or for any other use. Barclays reserves the right to change the methods of calculation or publication, or to cease the calculation or publication of the Barclays USD Emerging Markets Government RIC Capped Index,
and Barclays shall not be liable for any miscalculation of or any incorrect, delayed, or interrupted publication with respect to the index. Barclays makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the index or any data included therein. Barclays shall not be liable for any damages, including, without limitation, any indirect or consequential damages resulting from the use of the index or any data included therein.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
Pennsylvania; Christopher H. Browne Distinguished
IndependentTrustees
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis
Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11202 062015

Semiannual Report | April 30, 2015

Vanguard Global Minimum Volatility Fund

The mission continues

On May 1, 1975, Vanguard began operations, a fledgling company based on the simple but revolutionary idea that a mutual fund company should be managed solely in the interest of its investors.

Four decades later, that revolutionary spirit continues to animate the enterprise. Vanguard remains on a mission to give investors the best chance of investment success.

As we mark our 40th anniversary, we thank you for entrusting your assets to Vanguard and giving us the opportunity to help you reach your financial goals in the decades to come.

Contents
Your Fund’s Total Returns.	1
Chairman’s Letter.	2
Advisor’s Report.	7
Fund Profile.	10
Performance Summary.	12
Financial Statements.	13
About Your Fund’s Expenses.	33
Trustees Approve Advisory Arrangement.	35
Glossary.	36

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice.
Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Since our founding, Vanguard has drawn inspiration from the enterprise and valor demonstrated by British naval hero Horatio Nelson and his command at the Battle of the Nile in 1798. The photograph displays a replica of a merchant ship from the same era as Nelson’s flagship, the HMS Vanguard.

Your Fund’s Total Returns

Six Months Ended April 30, 2015
Total
Returns
Vanguard Global Minimum Volatility Fund
Investor Shares	7.70%
Admiral™ Shares	7.77
FTSE Global All Cap Index (USD Hedged)	8.41
Global Funds Average	4.46
Global Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

Your Fund’s Performance at a Glance
October 31, 2014, Through April 30, 2015
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Global Minimum Volatility Fund
Investor Shares	$11.41	$11.57	$0.280	$0.403
Admiral Shares	22.83	23.14	0.585	0.806

1

Chairman’s Letter

Dear Shareholder,

For the six months ended April 30, 2015, Vanguard Global Minimum Volatility Fund returned nearly 8%, modestly behind its benchmark, the FTSE Global All Cap Index (USD Hedged). As I’ve noted in previous reports, however, you should evaluate this fund based on whether it meets its objective of delivering a smoother ride than the global stock market as a whole.

By that broad yardstick, your fund was again successful, with annualized daily volatility of about 8%, compared with nearly 10% for its benchmark. We assess volatility using a statistic called standard deviation, which calculates the degree to which the fund’s return in a given period varies from its average return.

Another indicator of your fund’s success is its risk-adjusted return—its return divided by the standard deviation of its returns. Think of this as a measure of return earned per unit of risk taken, so the higher the better. For the six months, the fund’s risk-adjusted return was about 10% higher than that of its benchmark. We are also encouraged that your fund has been successful by this measure since its inception in late 2013—still a relatively short period, of course.

U.S. stocks closed higher despite fluctuating returns

U.S. stocks returned almost 5% for the six months, despite stretches of shakiness. In two of those months, stocks declined. In two others, they were virtually unchanged or gained less than 1%. It was February’s

2

surge of almost 6%, the largest monthly gain since October 2011, that lifted stocks for the period.

The Federal Reserve’s careful approach to potentially raising short-term interest rates helped stocks along, as did monetary stimulus efforts by other nations’ central banks. These factors offset concerns that ranged from Greece’s debt crisis to the negative effect of the strong U.S. dollar on the profits of U.S.-based multinational companies.

For U.S. investors, international stocks returned 6%, outpacing the broad U.S. market. Still, results were restrained by the dollar’s strength against many foreign currencies. Returns for the developed markets of the Pacific region, led by Japan, exceeded those of Europe and emerging markets. (You can read about Vanguard’s assessment of Japan’s economy in Japan: The Long Road Back to Inflation, available at vanguard.com/research. This is part of the Global Macro Matters series produced by our global economists.)

Stimulus policies and demand have driven up bond prices

Like equities, bonds have benefited from accommodative monetary policies from many of the world’s central banks. Investor demand for the perceived safety of fixed income assets has also boosted bond returns.

Market Barometer

	Total Returns
	Periods Ended April 30, 2015
	Six	One	Five Years
	Months	Year	(Annualized)
Stocks
Russell 1000 Index (Large-caps)	4.75%	13.00%	14.47%
Russell 2000 Index (Small-caps)	4.65	9.71	12.73
Russell 3000 Index (Broad U.S. market)	4.74	12.74	14.33
FTSE All-World ex US Index (International)	6.00	3.53	6.40

Bonds
Barclays U.S. Aggregate Bond Index (Broad taxable market)	2.06%	4.46%	4.12%
Barclays Municipal Bond Index (Broad tax-exempt market)	1.17	4.80	4.75
Citigroup Three-Month U.S. Treasury Bill Index	0.00	0.03	0.05

CPI
Consumer Price Index	-0.35%	-0.20%	1.65%

3

The broad U.S. taxable bond market returned 2.06% for the period, and the yield of the 10-year U.S. Treasury note ended April at 2.04%, down from 2.31% six months earlier. (Bond prices and yields move in opposite directions.)

International bond markets (as measured by the Barclays Global Aggregate Index ex USD) returned –4.83% for U.S. dollar-based investors. However, the index’s return was positive when hedged to eliminate the effect of changes in currency exchange rates.

Returns of money market funds and savings accounts remained checked by the Fed’s target of 0%–0.25% for short-term interest rates.

Your fund smoothed the ride as stock returns seesawed

During the half year, concerns about a variety of unknowns ebbed and flowed—including Greece’s elections and debt crisis, the future of the Eurozone, the potential impact of falling oil prices on exporting nations, slower growth in China, and the timing of the Fed’s first rate increase in almost a decade. As a result, global stock market returns seesawed, with bouts of higher volatility. Your fund’s below-market volatility is a testament to the skill of its advisor, Vanguard Equity Investment Group, through its Quantitative Equity Group (QEG).

Expense Ratios
Your Fund Compared With Its Peer Group

	Investor	Admiral	Peer Group
	Shares	Shares	Average
Global Minimum Volatility Fund	0.30%	0.20%	1.33%

The fund expense ratios shown are from the prospectus dated February 25, 2015, and represent estimated costs for the current fiscal period.
For the six months ended April 30, 2015, the fund’s annualized expense ratios were 0.28% for Investor Shares and 0.19% for Admiral Shares.
The peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2014.

Peer group: Global Funds.

4

QEG uses quantitative models to evaluate all the stocks in nearly 50 developed-market and emerging-market countries represented in the benchmark. Your advisor’s selection process considers estimates of expected volatility and correlations (how stocks move in relation to one another) to help identify stocks with less volatility.

Because about half your fund’s assets are invested in stocks of non-U.S. companies, their returns could be exposed to fluctuations in foreign exchange rates. That’s why currency hedging is an important part of the advisor’s strategy to manage volatility. As the U.S. dollar strengthened against a basket of major currencies during the period, currency hedging helped your fund outpace its global peers’ average return. The vast majority of peer funds don’t pursue investment strategies focused on volatility and don’t hedge currency exposure. (Note that QEG’s hedging strategy doesn’t materially affect your fund’s performance versus its benchmark, which is similarly hedged.)

With the rising dollar trimming the returns of non-U.S. stocks, funds that do hedge currency exposure saw their popularity surge. And when the tide turns and the dollar weakens, it wouldn’t be surprising for those funds to see outflows. For the Global Minimum Volatility Fund, however, currency hedging is an all-weather strategy to manage volatility, not to enhance returns, as discussed in the box below.

During the half year, the fund’s holdings in developed markets—the bulk of fund assets—modestly outperformed those in emerging markets. Brazil, in particular, struggled in both the fund and the index amid falling oil prices and a corruption scandal at the country’s largest oil company.

Why we hedge foreign currency exposure in your fund

Investing in non-U.S. stocks brings with it exposure to foreign exchange rates. In recent months, the U.S. dollar has strengthened significantly, trimming the returns of foreign equities—and adding to their volatility—when translated into dollars for U.S.-based investors. A weakening dollar would have the reverse effect on the returns of non-U.S. stocks but still make them more volatile.

We use currency forward contracts to eliminate most of this kind of “noise” from fluctuating exchange rates, in keeping with the Global Minimum Volatility Fund’s objective to provide a less bumpy ride. Forward contracts are a way to lock in future exchange rates, helping us to reduce risk.

Vanguard doesn’t forecast exchange rates or use currency hedging to enhance returns. (For more insight, see To Hedge or Not to Hedge? Evaluating Currency Exposure in Global Equity
Portfolios, available at vanguard.com/research.) But for the Global Minimum Volatility Fund, hedging foreign currency exposure is an important element of our volatility-reduction strategy.

5

Although the fund and the index had similar regional weightings, there were some notable differences in sector weightings. That’s in part because QEG imposes a set of constraints to prevent concentrated exposure to any single country or industry—such as financials, the largest sector in the index. This helps to ensure portfolio diversification and liquidity (the ability to readily trade into and out of holdings). The fund was also underweighted in the more volatile energy sector and overweighted in less volatile consumer staples.

For more on QEG’s investment strategy and process, please see the Advisor’s Report that follows this letter.

Promoting good corporate governance is one way we protect your interests

Our core purpose is “to take a stand for all investors, to treat them fairly, and to give them the best chance for investment success.” This means more than offering smart investments, trustworthy guidance, and low fees. It also means working with the companies held by Vanguard funds to make sure your interests remain paramount.

How do we meet that responsibility? As one of the world’s largest investment managers, we are making our voice heard in corporate boardrooms to promote the highest standards of stewardship. Our advocacy encompasses a range of corporate governance issues, including executive compensation and succession planning, board composition and effectiveness, oversight of strategy and risk, and communication with shareholders.

We also exert our influence in a very important way when Vanguard funds cast their proxy votes at companies’ shareholder meetings.

Most of these votes take place at this time of year, making it an appropriate time to remind you that we work hard to represent your best interests. Good governance, we believe, is essential for any company seeking to maximize its long-term returns to shareholders. You can learn more about our efforts at vanguard.com/corporategovernance.

Thank you for your confidence in Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
May 19, 2015

6

Advisor’s Report

For the six months ended April 30, 2015, Vanguard Global Minimum Volatility Fund returned 7.70% for Investor Shares with an annualized daily volatility of 8.21%. By comparison, its benchmark, the FTSE Global All Cap Index (USD Hedged), returned 8.41% with an annualized daily volatility of 9.81%. (To get the annualized daily volatility, we calculate the standard deviation of daily returns, and then multiply it by the square root of 252, generally the number of trading days in a year.)

Investment objective

Our objective is to create a portfolio that has broad equity exposure with less volatility than the global equity market. We achieved this over the performance period, as the fund’s volatility was about 16% less than that of its benchmark, on average.

It is important to mention, as we have in the past, that we do not target a specific volatility level. Rather, we seek to provide an equity fund that has lower absolute risk than the broad global market. Thus, when the broad global equity market is experiencing periods with spikes in volatility, you should expect this fund’s volatility to rise as well—just not by the same magnitude.

We recognize that equity-like returns are also an important outcome of an investment in this fund, but achieving a total return higher than the benchmark’s is not an objective of our approach. Although our research leads us to expect that, on average, a minimum volatility fund may outperform the overall global market in sharp downturns (while still experiencing losses), the fund should be expected to trail in some strong bull markets. With that in mind, because the fund is expected to have a lower level of risk than the global equity market, you should not expect it to outperform the market over the long run.

We think an acceptable comparative performance measure in the long term is the fund’s risk-adjusted return. This can be calculated by dividing the portfolio’s total return for the period by the annualized standard deviation of daily returns. We view six months to be a relatively short time, but for the most recent half year, the risk-adjusted return was 0.94, compared with 0.86 for the benchmark. And over a slightly longer period—since the fund’s inception on December 12, 2013—its risk-adjusted return was 2.19, compared with 1.62 for the benchmark.

Investment strategy

In building our portfolio, we use quantitative models that evaluate a variety of factors that drive a stock’s volatility in addition to estimates of their correlation—or how the returns associated with these factors move in relation to each other. This approach allows us to make appropriate risk/diversification trade-offs, while not relying solely on volatility estimates.

Our process also approaches currency exposure and its impact on a portfolio in a specific manner. We recognize that owning companies in foreign markets involves the risk of movements in foreign

7

currency exchange rates relative to the U.S. dollar. Because of this, an optimization process that focuses solely on volatilities tied to an investor’s home currency will tend to overweight exposures to that currency. We aim to avoid such currency-specific exposures by focusing on equity volatilities and correlations measured in local currency terms. Then we use currency forward contracts to hedge the resulting currency exposure for U.S. investors. We believe this process can further reduce the volatility of the portfolio overall in the long run.

Finally, when constructing the portfolio, we apply constraints to reduce stock, sector, and country concentration risk. We find that these constraints, which allow for broader diversification and liquidity, reduce unnecessarily high risk exposures without significantly affecting our ability to reduce overall volatility. Drawing from the universe of about 7,600 stocks in the FTSE index, we construct a portfolio of approximately 400 stocks.

The investment environment

Global equities continued to deliver strong returns over the half year. Developed markets outside North America led, with the FTSE Developed ex North America Index returning more than 7%. The FTSE North America Index and the FTSE Emerging Index returned about 4% each. Performance within the fund’s benchmark was broad-based, as eight of the ten index sectors generated positive returns. Results were best in consumer discretionary and health care, while energy declined.

As we moved into 2015, the U.S. economy continued to build on its momentum despite challenges and roadblocks. First-quarter GDP year-over-year growth came in at an annual rate of 3.0%. But compared with the prior quarter, growth was estimated to be basically flat, hurt by the harsh winter in many parts of the country. Job growth began to slow in March, but the unemployment level declined in April to 5.4%, and the economy is approaching full employment. Wholesale inventory levels have increased amid tepid sales, leaving little motivation to restock warehouses. It remains uncertain when the Federal Reserve will begin raising interest rates and to what extent. In addition, although the U.S. dollar’s strength softened slightly in April, its appreciation over the half year boosted the price of U.S. exports by as much as 20%, challenging multinationals’ revenues and profits.

Economic and market uncertainties brought about short-term spikes in volatility over the period, though average levels remained at the lower end of the historical range. For example, the Chicago Board Options Exchange Volatility Index (VIX), a measure of implied volatility of S&P 500 Index options, had a ten-year average level of 20.12, compared with 15.19 for the six months.

The fund’s successes and shortfalls

We caution that during periods of low volatility (as indicated above), expectations about the size of the portfolio’s volatility discount relative to the market should be tempered. But despite the overall

8

low-volatility conditions, the fund still met its lower-volatility objective over the six months.

A combination of factors helped to reduce the fund’s volatility. Our strategy of holding stocks that have lower correlations with each other provided diversification benefits. And, from a sector perspective, on average we were overweighted in less volatile sectors such as consumer staples and telecommunication services and underweighted in two of the benchmark’s more volatile ones, energy and information technology. Our volatility estimates led us to overweight the health care sector, which ended up more volatile than anticipated, modestly trimming our results.

Among specific holdings, overweight allocations to lower-volatility stocks such as Clorox, Church & Dwight, and Starwood Property Trust helped the portfolio. Some stocks that our model initially identified as attractive were more volatile during the period, though. For example, concerns about the energy sector as a whole weighed on S-Oil, and poor earnings hurt Pier 1 Imports.

Our approach to portfolio construction paid off in volatility reduction, but we underperformed in terms of relative total return. However, as we’ve noted, a strategy such as this can reward or fall short of investor expectations over shorter periods. With this in mind, we find that focusing on the long-term, risk-adjusted returns of the portfolio relative to the benchmark realigns expectations with the fund’s objective. We thank you for your investment and look forward to the second half of the fiscal year.

Portfolio Managers:

James D. Troyer, CFA, Principal

James P. Stetler, Principal

Michael R. Roach, CFA

Vanguard Equity Investment Group

May 20, 2015

9

Global Minimum Volatility Fund

Fund Profile
As of April 30, 2015

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VMVFX	VMNVX
Expense Ratio[1]	0.30%	0.20%

Portfolio Characteristics
		FTSE Global
		All Cap Index
	Fund	(USD Hedged)
Number of Stocks	402	7,596
Median Market Cap	$7.4B	$35.0B
Price/Earnings Ratio	24.2x	20.1x
Price/Book Ratio	2.5x	2.2x
Return on Equity	15.7%	16.2%
Earnings Growth
Rate	8.7%	12.0%
Dividend Yield	2.5%	2.3%
Turnover Rate
(Annualized)	49%	—
Short-Term
Reserves	1.8%	—

Sector Diversification (% of equity exposure)
		FTSE Global
		All Cap Index
	Fund	(USD Hedged)
Consumer Discretionary	15.2%	12.7%
Consumer Staples	13.1	8.9
Energy	3.0	7.5
Financials	17.3	22.0
Health Care	15.8	11.4
Industrials	8.2	11.5
Information Technology	9.2	13.7
Materials	3.2	5.8
Telecommunication Services	7.6	3.3
Utilities	7.4	3.2

Ten Largest Holdings (% of total net assets)
Galenica AG	Pharmaceuticals	1.5%
Kaiser Aluminum Corp.	Aluminum	1.4
Dollarama Inc.	General Merchandise
	Stores	1.4
CLP Holdings Ltd.	Electric Utilities	1.4
People's United Financial Thrifts & Mortgage
Inc.	Finance	1.4
Church & Dwight Co.
Inc.	Household Products	1.4
China Mengniu Dairy Co. Packaged Foods &
Ltd.	Meats	1.2
Want Want China	Packaged Foods &
Holdings Ltd.	Meats	1.2
Next plc	Department Stores	1.1
Jack Henry & Associates Data Processing &
Inc.	Outsourced Services	1.1
Top Ten		13.1%

Allocation by Region (% of equity exposure)

1 The expense ratios shown are from the prospectus dated February 25, 2015, and represent estimated costs for the current fiscal period. For the six months ended April 30, 2015, the annualized expense ratios were 0.28% for Investor Shares and 0.19% for Admiral Shares.

10

Global Minimum Volatility Fund

Market Diversification (% of equity exposure)
		FTSE
		Global
		All Cap
		Index
		(USD
	Fund	Hedged)
Europe
United Kingdom	9.7%	7.2%
Switzerland	3.4	3.0
Germany	1.6	3.0
Netherlands	1.1	1.0
Denmark	1.0	0.6
Other	2.6	7.5
Subtotal	19.4%	22.3%
Pacific
Hong Kong	6.6%	1.3%
Australia	4.9	2.5
Japan	4.5	8.2
South Korea	3.2	1.6
Singapore	1.1	0.5
Other	0.0	0.1
Subtotal	20.3%	14.2%
Emerging Markets
India	1.9%	1.0%
Brazil	1.6	0.8
Taiwan	1.2	1.5
Other	2.2	6.0
Subtotal	6.9%	9.3%
North America
United States	46.3%	50.6%
Canada	6.7	3.4
Subtotal	53.0%	54.0%
Middle East	0.4%	0.2%

11

Global Minimum Volatility Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): December 12, 2013, Through April 30, 2015

Note: For 2015, performance data reflect the six months ended April 30, 2015.

Average Annual Total Returns: Periods Ended March 31, 2015
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Since
	Date	Year	Inception
Investor Shares	12/12/2013	16.77%	17.72%
Admiral Shares	12/12/2013	16.84	17.82

See Financial Highlights for dividend and capital gains information.

12

Global Minimum Volatility Fund

Financial Statements (unaudited)

Statement of Net Assets
As of April 30, 2015

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

		Market
		Value
	Shares	($000)
Common Stocks (98.9%)[1]
Australia (4.9%)
Telstra Corp. Ltd.	1,461,078	7,182
Transurban Group	753,516	5,891
Sonic Healthcare Ltd.	355,206	5,567
AGL Energy Ltd.	299,787	3,596
DUET Group	1,758,491	3,513
Wesfarmers Ltd.	83,893	2,892
ASX Ltd.	66,161	2,198
JB Hi-Fi Ltd.	134,642	2,080
BWP Trust	796,405	1,910
Sydney Airport	276,421	1,174
Coca-Cola Amatil Ltd.	134,249	1,087
Harvey Norman
Holdings Ltd.	288,503	1,001
Charter Hall Retail REIT	191,055	649
GPT Group	172,057	606
Federation Centres	251,047	583
Ansell Ltd.	23,502	484
Abacus Property Group	142,425	332
Mirvac Group	187,271	297
Ramsay Health Care Ltd.	3,958	195
		41,237
Austria (0.1%)
OMV AG	22,858	761

Belgium (0.7%)
Delhaize Group SA	18,325	1,475
Sofina SA	9,541	1,083
Elia System
Operator SA/NV	23,212	1,030
Ageas	20,883	785
Belgacom SA	16,363	609
Cofinimmo SA	4,692	518
* UCB SA	2,802	202
* Cofinimmo SA Rights
Expire 05/06/2015	4,692	3
		5,705

Brazil (1.6%)
2	Telefonica Brasil SA ADR	165,100	2,711
	Embraer SA ADR	83,400	2,600
	Cia Brasileira de
	Distribuicao ADR	66,400	2,227
	BRF SA ADR	102,400	2,198
	Ultrapar Participacoes
	SA ADR	75,600	1,727
	Ambev SA ADR	213,200	1,350
	Cia Energetica de
	Minas Gerais ADR	128,500	632
			13,445
Canada (6.6%)
^	Dollarama Inc.	213,050	12,234
	BCE Inc.	209,500	9,236
	Fortis Inc.	279,650	9,102
^	Emera Inc.	143,750	4,844
^	Canadian Tire Corp. Ltd.
	Class A	30,900	3,273
	TELUS Corp.	74,900	2,591
	Thomson Reuters Corp.	54,300	2,231
^	Cineplex Inc.	49,300	1,974
	Manitoba Telecom
	Services Inc.	90,200	1,942
	Intact Financial Corp.	16,500	1,271
^	H&R REIT	63,400	1,216
^	RioCan REIT	41,300	1,022
^	Parkland Fuel Corp.	45,600	996
	Shaw Communications Inc.
	Class B	41,800	956
	Power Corp. of Canada	21,700	596
	Veresen Inc.	35,000	526
^	CI Financial Corp.	15,100	444
	Gildan Activewear Inc.	14,000	444
^	Boardwalk REIT	5,900	297
	Extendicare Inc.	42,000	274
	Imperial Oil Ltd.	5,700	251
	Dream Office REIT	10,000	229
	Cominar REIT	14,100	223
			56,172

13

Global Minimum Volatility Fund

			Market
			Value
		Shares	($000)
Chile (0.3%)
	Enersis SA ADR	61,500	1,093
	Banco Santander
	Chile ADR	30,700	670
	Cia Cervecerias Unidas
	SA ADR	29,000	634
			2,397
China (0.3%)
2	China Mobile Ltd. ADR	40,800	2,914

Denmark (1.0%)
	Novo Nordisk A/S ADR	49,600	2,791
	TDC A/S	355,205	2,704
*	William Demant
	Holding A/S	11,062	910
*	Topdanmark A/S	27,823	835
	Tryg A/S	4,413	479
	Royal Unibrew A/S	1,957	375
	ALK-Abello A/S	2,012	238
			8,332
France (0.2%)
	BioMerieux	7,524	812
*,^	Veolia Environnement SA	24,482	518
	Sodexo SA	5,000	506
			1,836
Germany (1.6%)
	Fresenius Medical
	Care AG & Co. KGaA	37,065	3,115
	Fielmann AG	39,184	2,661
	Merck KGaA	23,500	2,533
	MTU Aero Engines AG	15,632	1,537
	RHOEN-KLINIKUM AG	49,613	1,373
	MAN SE	8,468	919
	Henkel AG & Co. KGaA
	Preference Shares	4,432	515
	Celesio AG	15,153	450
	STADA Arzneimittel AG	3,800	139
			13,242
Hong Kong (6.6%)
	CLP Holdings Ltd.	1,386,500	12,137
	China Mengniu
	Dairy Co. Ltd.	2,000,000	10,132
	Want Want China
	Holdings Ltd.	8,952,000	9,820
	Hang Seng Bank Ltd.	207,900	4,050
	Tingyi Cayman Islands
	Holding Corp.	1,676,000	3,539
	Yuexiu REIT	6,177,000	3,488
*,3	WH Group Ltd.	3,594,000	2,509
	Chow Tai Fook Jewellery
	Group Ltd.	1,969,600	2,384
	Hong Kong Exchanges
	and Clearing Ltd.	43,100	1,643

Television Broadcasts Ltd.	186,100	1,212
Hopewell Highway
Infrastructure Ltd.	2,375,000	1,181
Uni-President China
Holdings Ltd.	990,000	799
Cheung Kong Infrastructure
Holdings Ltd.	69,000	585
* China LotSynergy
Holdings Ltd.	4,880,000	477
AAC Technologies
Holdings Inc.	81,500	430
Sun Art Retail Group Ltd.	378,250	389
TCC International
Holdings Ltd.	922,000	389
* Global Brands Group
Holding Ltd.	1,766,000	361
VTech Holdings Ltd.	20,700	288
* Microport Scientific Corp.	492,000	275
		56,088
India (1.9%)
Dr Reddy’s
Laboratories Ltd. ADR	177,400	9,221
Infosys Ltd. ADR	202,300	6,267
HDFC Bank Ltd. ADR	14,300	813
		16,301
Indonesia (0.1%)
Telekomunikasi Indonesia
Persero Tbk PT ADR	23,600	977

Israel (0.4%)
Teva Pharmaceutical
Industries Ltd. ADR	15,750	952
Paz Oil Co. Ltd.	5,690	869
Teva Pharmaceutical
Industries Ltd.	7,347	446
Bezeq The Israeli
Telecommunication
Corp. Ltd.	221,490	419
Ituran Location and
Control Ltd.	10,962	252
Delek Automotive
Systems Ltd.	19,918	242
		3,180
Italy (0.8%)
Davide Campari-
Milano SPA	230,477	1,782
Parmalat SPA	628,084	1,739
Terna Rete Elettrica
Nazionale SPA	363,053	1,712
A2A SPA	915,394	1,055
Recordati SPA	16,499	329
		6,617

14

Global Minimum Volatility Fund

			Market
			Value
		Shares	($000)
Japan (4.4%)
	Takeda Pharmaceutical
	Co. Ltd.	180,200	9,252
	Daiichi Sankyo Co. Ltd.	229,500	3,986
	Kagome Co. Ltd.	225,700	3,540
^	Gree Inc.	329,700	2,129
	Sega Sammy Holdings Inc.	135,600	1,893
	TonenGeneral Sekiyu KK	164,000	1,574
	Canon Inc.	43,900	1,565
	Kyowa Hakko Kirin Co. Ltd.	81,000	1,186
	MOS Food Services Inc.	56,200	1,156
	Studio Alice Co. Ltd.	61,900	1,140
	USS Co. Ltd.	52,300	921
	Kappa Create
	Holdings Co. Ltd.	94,500	876
	Matsuya Foods Co. Ltd.	31,600	629
	Ringer Hut Co. Ltd.	28,800	563
*	Hokkaido Electric
	Power Co. Inc.	60,000	553
	Sawai Pharmaceutical
	Co. Ltd.	9,400	535
	Kisoji Co. Ltd.	32,100	533
*	Shikoku Electric
	Power Co. Inc.	37,900	513
*	Fujiya Co. Ltd.	309,000	505
	Earth Chemical Co. Ltd.	13,200	485
	Key Coffee Inc.	27,900	422
	Yahoo Japan Corp.	100,600	411
	Keiyo Co. Ltd.	80,900	377
	Nitto Kohki Co. Ltd.	18,200	368
	Mitsubishi Tanabe
	Pharma Corp.	21,100	359
	Sagami Chain Co. Ltd.	29,000	291
	Rock Field Co. Ltd.	13,500	278
	Sakata Seed Corp.	15,600	270
	Senshukai Co. Ltd.	34,200	247
	Daisyo Corp.	18,000	226
	Kourakuen Corp.	15,900	205
			36,988
Mexico (0.8%)
	Grupo Aeroportuario
	del Pacifico SAB de
	CV ADR	46,000	3,268
*	Fomento Economico
	Mexicano SAB de CV ADR	33,000	2,986
*	Grupo Televisa SAB ADR	13,000	473
	America Movil SAB
	de CV ADR	21,800	456
			7,183
Netherlands (1.1%)
^	Wolters Kluwer NV	115,617	3,746
^	Reed Elsevier NV	142,682	3,441
	Koninklijke Vopak NV	18,537	973
	Wereldhave NV	12,582	807
*	PostNL NV	115,355	573
			9,540

Norway (0.4%)
	Telenor ASA	63,541	1,435
	Norsk Hydro ASA	280,997	1,331
^	Orkla ASA	102,754	807
			3,573
Russia (0.6%)
	Rosneft OAO GDR	566,798	2,797
	Surgutneftegas OAO ADR	228,287	1,653
	Gazprom OAO ADR	146,641	859
			5,309
Singapore (1.1%)
	Singapore Airlines Ltd.	258,000	2,378
	DBS Group Holdings Ltd.	129,200	2,053
	Oversea-Chinese
	Banking Corp. Ltd.	192,248	1,548
	Singapore
	Telecommunications Ltd.	460,000	1,537
	Keppel Corp. Ltd.	164,900	1,083
	CapitaMall Trust	270,700	447
	StarHub Ltd.	68,000	217
			9,263
South Africa (0.0%)
*	AngloGold Ashanti Ltd. ADR	37,000	419

South Korea (3.2%)
*	KT Corp.	170,867	5,051
	S-Oil Corp.	45,767	3,118
	Yuhan Corp.	10,829	2,333
	KT&G Corp.	24,102	2,135
	LG Household &
	Health Care Ltd.	2,686	1,973
	Agabang&Company	117,440	1,423
	Bukwang
	Pharmaceutical Co. Ltd.	54,875	1,261
	Hyundai Department
	Store Co. Ltd.	7,526	1,022
	GS Holdings Corp.	21,038	981
*	Hanmi Pharm Co. Ltd.	2,686	939
	Hyundai Marine & Fire
	Insurance Co. Ltd.	30,245	806
	Macquarie Korea
	Infrastructure Fund	106,880	789
	Daou Technology Inc.	44,675	779
	Hyundai Steel Co.	10,449	764
	Korea Zinc Co. Ltd.	1,620	722
	Hyundai Greenfood Co. Ltd.	36,375	641
*	SK Securities Co. Ltd.	377,282	597
	Kolao Holdings	27,102	506
	Green Cross Holdings Corp.	16,432	447
	Hite Jinro Co. Ltd.	13,595	288
	POSCO Chemtech Co. Ltd.	2,217	283
*	Komipharm
	International Co. Ltd.	9,825	225
	Samsung Securities Co. Ltd.	2,300	140
			27,223

15

Global Minimum Volatility Fund

			Market
			Value
		Shares	($000)
Spain (0.1%)
	Viscofan SA	9,941	632
	Ebro Foods SA	17,809	345
			977
Sweden (0.3%)
^	Svenska Cellulosa AB
	SCA Class B	45,705	1,156
	Swedish Match AB	26,615	819
*	Axfood AB	21,376	338
			2,313
Switzerland (3.4%)
	Galenica AG	13,847	12,929
	Swisscom AG	10,453	6,214
	Kaba Holding AG Class B	5,720	3,757
	Swatch Group AG (Bearer)	4,115	1,840
	Allreal Holding AG	9,242	1,326
*	Dufry AG	5,000	735
	Siegfried Holding AG	3,851	655
	Chocoladefabriken
	Lindt & Sprungli AG	106	579
*	Alpiq Holding AG	3,408	297
	Kuehne & Nagel
	International AG	1,585	238
	Swiss Re AG	2,424	215
			28,785
Taiwan (1.2%)
	Chunghwa Telecom
	Co. Ltd. ADR	151,500	4,875
	Siliconware Precision
	Industries Co. Ltd. ADR	486,505	3,946
	United Microelectronics
	Corp. ADR	649,400	1,571
			10,392
United Kingdom (9.6%)
	Next plc	85,183	9,577
	Marks & Spencer Group plc	973,993	8,248
	National Grid plc	381,314	5,130
3	Merlin Entertainments plc	663,339	4,432
	Inmarsat plc	287,635	4,429
	British American
	Tobacco plc	75,852	4,168
	Burberry Group plc	133,889	3,569
	Greene King plc	278,496	3,541
	GlaxoSmithKline plc	145,330	3,357
	Howden Joinery Group plc	419,688	2,988
	AstraZeneca plc	42,500	2,917
	Land Securities Group plc	118,995	2,277
	Centrica plc	517,361	2,020
*	Indivior plc	655,251	2,004
	Sage Group plc	259,893	1,932
	DCC plc	28,229	1,796
	Reed Elsevier plc	105,062	1,739
	G4S plc	348,376	1,563
	BT Group plc	214,142	1,494

	SSE plc	60,127	1,425
	UK Commercial Property
	Trust Ltd.	946,030	1,333
	BAE Systems plc	171,174	1,326
	Kingfisher plc	228,018	1,225
	Lloyds Banking Group plc	1,025,537	1,214
	F&C Commercial
	Property Trust Ltd.	537,029	1,155
	Inchcape plc	82,750	1,053
	Amlin plc	142,523	999
	Sky plc	54,798	903
	Meggitt plc	82,679	668
	Rightmove plc	13,460	652
	Compass Group plc	36,815	651
	Reckitt Benckiser
	Group plc	6,175	550
	Standard Life plc	74,481	532
	Ultra Electronics
	Holdings plc	17,786	473
	Derwent London plc	5,835	307
	Hammerson plc	26,771	274
			81,921
United States (45.6%)
Consumer Discretionary (4.2%)
	McDonald’s Corp.	41,800	4,036
	Vail Resorts Inc.	39,800	3,949
	Service Corp. International	140,000	3,875
	Signet Jewelers Ltd.	22,200	2,978
	John Wiley & Sons Inc.
	Class A	50,800	2,889
	Churchill Downs Inc.	17,600	2,097
*	Five Below Inc.	53,000	1,787
	Graham Holdings Co.
	Class B	1,700	1,739
*	Sally Beauty Holdings Inc.	47,600	1,486
*	AutoZone Inc.	2,050	1,379
	Oxford Industries Inc.	17,000	1,351
	CST Brands Inc.	27,800	1,160
	Hasbro Inc.	14,900	1,055
	Dillard’s Inc. Class A	6,500	855
*,2	International Game
	Technology plc	36,500	743
	Buckle Inc.	15,200	681
*	Markit Ltd.	25,600	657
	Columbia Sportswear Co.	9,800	614
	Wendy’s Co.	48,600	492
	Monro Muffler Brake Inc.	7,400	443
	Meredith Corp.	5,700	297
	Pool Corp.	3,800	247
*	Grand Canyon
	Education Inc.	5,400	244
	Six Flags
	Entertainment Corp.	4,200	197
			35,251

16

Global Minimum Volatility Fund

			Market
			Value
		Shares	($000)
Consumer Staples (5.2%)
2	Church & Dwight Co. Inc.	142,250	11,546
2	Clorox Co.	88,150	9,353
	Colgate-Palmolive Co.	83,700	5,631
	Kimberly-Clark Corp.	30,700	3,367
2	Procter & Gamble Co.	37,550	2,985
2	Altria Group Inc.	56,300	2,818
2	Philip Morris International Inc.	26,500	2,212
	JM Smucker Co.	14,400	1,669
	Vector Group Ltd.	37,100	822
*	Sprouts Farmers Market Inc.	24,000	768
	Universal Corp.	15,900	748
	Spectrum Brands
	Holdings Inc.	7,100	649
	Energizer Holdings Inc.	4,200	574
	J&J Snack Foods Corp.	4,400	459
	McCormick & Co. Inc.	5,400	407
			44,008
Energy (0.9%)
2	World Fuel Services Corp.	137,730	7,644
2	Kinder Morgan Inc.	5,900	253
			7,897
Financials (12.0%)
	People’s United
	Financial Inc.	783,150	11,833
	New York Community
	Bancorp Inc.	527,100	9,061
*	Beneficial Bancorp Inc.	752,909	8,734
4	Hudson Pacific
	Properties Inc.	210,500	6,349
*,2	Markel Corp.	8,300	6,147
	Lamar Advertising Co.
	Class A	99,072	5,742
	Two Harbors
	Investment Corp.	523,700	5,499
	Capitol Federal Financial Inc.	455,900	5,471
	Starwood Property Trust Inc.	207,600	4,984
	WP Carey Inc.	67,700	4,298
	Blackstone Mortgage
	Trust Inc. Class A	102,500	3,150
2	Oritani Financial Corp.	206,400	3,075
	Marsh & McLennan Cos. Inc.	46,600	2,617
	TFS Financial Corp.	175,700	2,569
	Colony Capital Inc. Class A	96,800	2,508
	Hatteras Financial Corp.	136,900	2,472
	Outfront Media Inc.	71,500	2,053
	Capstead Mortgage Corp.	154,400	1,799
	Acadia Realty Trust	56,000	1,730
	Ramco-Gershenson
	Properties Trust	76,300	1,334
	Post Properties Inc.	17,300	989
	Urstadt Biddle Properties
	Inc. Class A	47,000	975

	Government Properties
	Income Trust	36,000	750
	Piedmont Office Realty
	Trust Inc. Class A	42,900	750
	Brookline Bancorp Inc.	68,100	733
	Capital One Financial Corp.	8,600	695
	National Health Investors Inc. 9,400		627
	Equity One Inc.	24,100	594
	Investors Real Estate Trust	82,500	592
	Alexandria Real Estate
	Equities Inc.	5,900	545
	Northwest Bancshares Inc.	41,800	515
	Liberty Property Trust	13,800	481
	Universal Health Realty
	Income Trust	8,800	437
2	Dime Community
	Bancshares Inc.	25,000	398
	Safety Insurance Group Inc.	6,600	384
	Brown & Brown Inc.	10,500	335
	Camden Property Trust	3,300	248
	Retail Properties of
	America Inc.	14,600	221
			101,694
Health Care (7.1%)
*	Henry Schein Inc.	57,300	7,856
	Patterson Cos. Inc.	130,500	6,128
*	MEDNAX Inc.	84,600	5,988
	Omnicare Inc.	66,800	5,877
	AmerisourceBergen Corp.
	Class A	43,900	5,018
	Hill-Rom Holdings Inc.	95,800	4,784
2	Johnson & Johnson	37,500	3,720
	Chemed Corp.	25,800	2,973
*	Bio-Rad Laboratories Inc.
	Class A	20,700	2,783
2	Pfizer Inc.	76,700	2,602
*	DaVita HealthCare
	Partners Inc.	27,600	2,238
*	Sirona Dental Systems Inc.	20,600	1,911
*	HeartWare International Inc.	23,600	1,787
*	Amsurg Corp.	26,600	1,668
*	Magellan Health Inc.	24,400	1,545
	Owens & Minor Inc.	25,300	853
	Landauer Inc.	23,800	768
	ResMed Inc.	9,600	614
*	Impax Laboratories Inc.	9,800	444
*	LHC Group Inc.	10,900	349
	Teleflex Inc.	2,200	270
			60,176
Industrials (4.4%)
	Rollins Inc.	230,100	5,707
*	Stericycle Inc.	35,400	4,723
	United Parcel Service Inc.
	Class B	38,600	3,880

17

Global Minimum Volatility Fund

			Market
			Value
		Shares	($000)
	Covanta Holding Corp.	136,600	2,772
	General Dynamics Corp.	20,100	2,760
	Danaher Corp.	28,400	2,325
	Rockwell Collins Inc.	23,700	2,307
	Expeditors International of
	Washington Inc.	48,400	2,218
2	3M Co.	14,100	2,205
*	Teledyne Technologies Inc.	17,400	1,827
	Carlisle Cos. Inc.	15,700	1,515
	National Presto
	Industries Inc.	24,000	1,502
	Illinois Tool Works Inc.	13,000	1,217
	Matthews International
	Corp. Class A	22,400	1,087
*	Aerojet Rocketdyne
	Holdings Inc.	36,300	714
	Cubic Corp.	11,200	555
	Healthcare Services
	Group Inc.	15,200	460
			37,774
Information Technology (6.8%)
	Jack Henry &
	Associates Inc.	141,500	9,411
2	Amdocs Ltd.	152,400	8,393
*,2	CACI International Inc.
	Class A	91,500	8,074
2	MAXIMUS Inc.	113,750	7,281
2	Motorola Solutions Inc.	68,600	4,099
	j2 Global Inc.	51,900	3,600
*	VeriSign Inc.	55,500	3,525
	Paychex Inc.	57,800	2,797
*	Yandex NV Class A	99,300	1,910
*	Check Point Software
	Technologies Ltd.	16,900	1,411
	FactSet Research
	Systems Inc.	8,900	1,401
	Automatic Data
	Processing Inc.	12,800	1,082
	CSG Systems
	International Inc.	34,060	992
*	Genpact Ltd.	40,800	892
*	Monster Worldwide Inc.	120,000	707
	Leidos Holdings Inc.	16,000	666
*	Progress Software Corp.	19,000	501
*	CommScope Holding Co. Inc.	9,700	286
*	CoStar Group Inc.	1,300	266
			57,294

Materials (2.7%)
2	Kaiser Aluminum Corp.	152,300	12,240
	Compass Minerals
	International Inc.	57,300	5,061
	AptarGroup Inc.	63,800	3,960
	Silgan Holdings Inc.	17,500	943
	Globe Specialty Metals Inc.	27,900	556
			22,760
Telecommunication Services (0.8%)
*	Level 3 Communications Inc.	45,700	2,557
	Cogent Communications
	Holdings Inc.	68,700	2,404
2	AT&T Inc.	63,200	2,189
			7,150
Utilities (1.5%)
[2,4]	Southern Co.	62,600	2,773
	Duke Energy Corp.	21,600	1,676
	ALLETE Inc.	30,000	1,509
	Empire District Electric Co.	62,100	1,464
	NorthWestern Corp.	27,300	1,422
	MDU Resources Group Inc.	53,500	1,193
2	Eversource Energy	24,000	1,170
	Great Plains Energy Inc.	21,700	568
	Vectren Corp.	12,900	557
	Portland General Electric Co.	8,200	288
			12,620
			386,624
Total Common Stocks
(Cost $795,377)			839,714
Temporary Cash Investment (5.8%)[1]
Money Market Fund (5.8%)
[5,6]	Vanguard Market
	Liquidity Fund, 0.121%
	(Cost $49,193)	49,193,250	49,193
Total Investments (104.7%)
(Cost $844,570)			888,907
Other Assets and Liabilities (-4.7%)
Other Assets			12,881
Liabilities[6]			(53,132)
			(40,251)
Net Assets (100%)			848,656

18

Global Minimum Volatility Fund

At April 30, 2015, net assets consisted of:
Amount
($000)
Paid-in Capital	789,512
Undistributed Net Investment Income	3,345
Accumulated Net Realized Gains	21,770
Unrealized Appreciation (Depreciation)
Investment Securities	44,337
Futures Contracts	(59)
Forward Currency Contracts	(10,108)
Foreign Currencies	(141)
Net Assets	848,656

Investor Shares—Net Assets
Applicable to 40,498,148 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	468,535
Net Asset Value Per Share—
Investor Shares	$11.57

Admiral Shares—Net Assets
Applicable to 16,424,127 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	380,121
Net Asset Value Per Share—
Admiral Shares	$23.14

See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers. The total value of securities on loan is $25,290,000.
1 The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund’s effective common stock and temporary cash investment positions represent 99.4% and 5.3%, respectively, of net assets.
2 Securities with a value of $17,814,000 have been segregated as collateral for open forward currency contracts.
3 Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2015, the aggregate value of these securities was $6,941,000, representing 0.8% of net assets.
4 Securities with a value of $3,658,000 have been segregated as initial margin for open futures contracts.
5 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.
6 Includes $29,631,000 of collateral received for securities on loan.
ADR—American Depositary Receipt.
GDR—Global Depositary Receipt.
REIT—Real Estate Investment Trust.
See accompanying Notes, which are an integral part of the Financial Statements.

19

Global Minimum Volatility Fund

Statement of Operations

Six Months Ended
April 30, 2015
($000)
Investment Income
Income
Dividends[1]	7,497
Interest[2]	7
Securities Lending	80
Total Income	7,584
Expenses
The Vanguard Group—Note B
Investment Advisory Services	283
Management and Administrative—Investor Shares	296
Management and Administrative—Admiral Shares	81
Marketing and Distribution—Investor Shares	31
Marketing and Distribution—Admiral Shares	18
Custodian Fees	69
Shareholders’ Reports—Investor Shares	1
Shareholders’ Reports—Admiral Shares	1
Total Expenses	780
Net Investment Income	6,804
Realized Net Gain (Loss)
Investment Securities Sold	1,824
Futures Contracts	895
Foreign Currencies and Forward Currency Contracts	28,238
Realized Net Gain (Loss)	30,957
Change in Unrealized Appreciation (Depreciation)
Investment Securities	24,334
Futures Contracts	(312)
Foreign Currencies and Forward Currency Contracts	(19,360)
Change in Unrealized Appreciation (Depreciation)	4,662
Net Increase (Decrease) in Net Assets Resulting from Operations	42,423
1 Dividends are net of foreign withholding taxes of $405,000.
2 Interest income from an affiliated company of the fund was $7,000.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Global Minimum Volatility Fund

Statement of Changes in Net Assets

		December 12,
	Six Months Ended	2013[1] to
	April 30,	October 31,
	2015	2014
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	6,804	10,742
Realized Net Gain (Loss)	30,957	9,575
Change in Unrealized Appreciation (Depreciation)	4,662	29,367
Net Increase (Decrease) in Net Assets Resulting from Operations	42,423	49,684
Distributions
Net Investment Income
Investor Shares	(9,075)	(703)
Admiral Shares	(3,883)	(27)
Realized Capital Gain [2]
Investor Shares	(13,061)	—
Admiral Shares	(5,350)	—
Total Distributions	(31,369)	(730)
Capital Share Transactions
Investor Shares	102,118	318,348
Admiral Shares	260,672	107,510
Net Increase (Decrease) from Capital Share Transactions	362,790	425,858
Total Increase (Decrease)	373,844	474,812
Net Assets
Beginning of Period	474,812	—
End of Period[3]	848,656	474,812

1 Inception.
2 Includes fiscal 2015 short-term gain distributions totaling $13,523,000. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
3 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $3,345,000 and $9,648,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Global Minimum Volatility Fund

Financial Highlights

Investor Shares
	Six Months	Dec. 12,
	Ended	2013[1] to
	April 30,	Oct. 31,
For a Share Outstanding Throughout Each Period	2015	2014
Net Asset Value, Beginning of Period	$11.41	$10.00
Investment Operations
Net Investment Income	.121[2]	.262
Net Realized and Unrealized Gain (Loss) on Investments	.722	1.172
Total from Investment Operations	.843	1.434
Distributions
Dividends from Net Investment Income	(.280)	(.024)
Distributions from Realized Capital Gains	(.403)	—
Total Distributions	(.683)	(.024)
Net Asset Value, End of Period	$11.57	$11.41

Total Return[3]	7.70%	14.37%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$469	$360
Ratio of Total Expenses to Average Net Assets	0.28%	0.30%[4]
Ratio of Net Investment Income to Average Net Assets	2.29%	3.18%[4]
Portfolio Turnover Rate	49%	49%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Global Minimum Volatility Fund

Financial Highlights

Admiral Shares
	Six Months	Dec. 12,
	Ended	2013[1] to
	April 30,	Oct. 31,
For a Share Outstanding Throughout Each Period	2015	2014
Net Asset Value, Beginning of Period	$22.83	$20.00
Investment Operations
Net Investment Income	. 244 [2]	.546
Net Realized and Unrealized Gain (Loss) on Investments	1.457	2.332
Total from Investment Operations	1.701	2.878
Distributions
Dividends from Net Investment Income	(.585)	(.048)
Distributions from Realized Capital Gains	(.806)	—
Total Distributions	(1.391)	(.048)
Net Asset Value, End of Period	$23.14	$22.83

Total Return[3]	7.77%	14.42%

Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$380	$115
Ratio of Total Expenses to Average Net Assets	0.19%	0.20%[4]
Ratio of Net Investment Income to Average Net Assets	2.38%	3.28%[4]
Portfolio Turnover Rate	49%	49%

The expense ratio, net income ratio, and turnover rate for the current period have been annualized.
1 Inception.
2 Calculated based on average shares outstanding.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Global Minimum Volatility Fund

Notes to Financial Statements

Vanguard Global Minimum Volatility Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund invests in securities of foreign issuers, which may subject it to investment risks not normally associated with investing in securities of U.S. corporations. To minimize the currency risk and volatility associated with investment in securities denominated in currencies other than the U.S. dollar, the fund attempts to hedge its currency exposure. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market- or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures and Forward Currency Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

24

Global Minimum Volatility Fund

The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Futures contracts are valued at their quoted daily settlement prices. Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The aggregate settlement values and notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized gains (losses) on futures or forward currency contracts.

During the six months ended April 30, 2015, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of aggregate settlement values at each quarter-end during the period. The fund’s average investment in forward currency contracts represented 45% of net assets, based on the average of notional amounts at each quarter-end during the period.

4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for its open federal income tax period ended October 31, 2014, and for the period ended April 30, 2015, and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty

25

Global Minimum Volatility Fund

risk by entering into securities lending transactions only with a diverse group of prequalified counter-parties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the absence of a default the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group participate in a $3 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.06% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate equal to the higher of the federal funds rate or LIBOR reference rate plus an agreed-upon spread.

The fund had no borrowings outstanding at April 30, 2015, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund based on methods approved by the board of trustees. The fund has committed to invest up to 0.40% of its net assets in Vanguard. At April 30, 2015, the fund had contributed capital of $69,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 0.03% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

26

Global Minimum Volatility Fund

C. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The following table summarizes the market value of the fund’s investments as of April 30, 2015, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks—International	113,944	338,863	283
Common Stocks—United States	386,624	—	—
Temporary Cash Investments	49,193	—	—
Futures Contracts—Assets[1]	2	—	—
Futures Contracts—Liabilities[1]	(45)	—	—
Forward Currency Contracts—Assets	—	1,323	—
Forward Currency Contracts—Liabilities	—	(11,431)	—
Total	549,718	328,755	283
1 Represents variation margin on the last day of the reporting period.

D. At April 30, 2015, the fair values of derivatives were reflected in the Statement of Net Assets as follows:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Statement of Net Assets Caption	($000)	($000)	($000)
Other Assets	2	1,323	1,325
Liabilities	(45)	(11,431)	(11,476)

27

Global Minimum Volatility Fund

Realized net gain (loss) and the change in unrealized appreciation (depreciation) on derivatives for the six months ended April 30, 2015, were:

		Foreign
	Equity	Exchange
	Contracts	Contracts	Total
Realized Net Gain (Loss) on Derivatives	($000)	($000)	($000)
Futures Contracts	895	—	895
Forward Currency Contracts	—	28,387	28,387
Realized Net Gain (Loss) on Derivatives	895	28,387	29,282

Change in Unrealized Appreciation (Depreciation) on Derivatives
Futures Contracts	(312)	—	(312)
Forward Currency Contracts	—	(19,268)	(19,268)
Change in Unrealized Appreciation (Depreciation) on Derivatives	(312)	(19,268)	(19,580)

At April 30, 2015, the aggregate settlement value of open futures contracts and the related unrealized appreciation (depreciation) were:

			($000)
			Aggregate
		Number of	Settlement	Unrealized
		Long (Short)	Value	Appreciation
Futures Contracts	Expiration	Contracts	Long (Short)	(Depreciation)
E-mini S&P 500 Index	June 2015	24	2,495	(40)
Topix Index	June 2015	5	664	(4)
S&P ASX 200 Index	June 2015	4	454	(7)
Dow Jones EURO STOXX 50 Index	June 2015	11	440	(6)
FTSE 100 Index	June 2015	3	319	(2)
				(59)

Unrealized appreciation (depreciation) on open E-mini S&P 500 Index, Dow Jones EURO STOXX 50 Index, and FTSE 100 Index futures contracts is required to be treated as realized gain (loss) for tax purposes.

28

Global Minimum Volatility Fund

At April 30, 2015, the fund had open forward currency contracts to receive and deliver currencies as follows. Unrealized appreciation (depreciation) on open forward currency contracts, except for Indonesian rupiah and Taiwanese dollar contracts, is treated as realized gain (loss) for tax purposes.

						Unrealized
	Contract					Appreciation
	Settlement	Contract Amount (000)				(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Credit Suisse International	5/7/15	GBP	53,291	USD	81,766	33
Goldman Sachs International	5/7/15	CAD	63,656	USD	52,758	(2)
Deutsche Bank AG	5/7/15	EUR	42,545	USD	47,324	453
BNP Paribas	5/7/15	AUD	52,921	USD	41,685	178
Deutsche Bank AG	5/7/15	JPY	4,176,632	USD	34,939	43
Credit Suisse International	5/7/15	CHF	26,849	USD	28,478	307
BNP Paribas	5/6/15	KRW	27,314,759	USD	25,540	(64)
BNP Paribas	5/6/15	INR	1,104,958	USD	17,380	(7)
BNP Paribas	5/5/15	BRL	41,180	USD	13,756	(113)
BNP Paribas	5/6/15	TWD	324,820	USD	10,639	(33)
Goldman Sachs International	5/7/15	MXN	97,244	USD	6,331	4
BNP Paribas	5/6/15	RUB	266,148	USD	5,174	(18)
BNP Paribas	5/7/15	NOK	25,111	USD	3,325	9
Deutsche Bank AG	5/7/15	SEK	18,115	USD	2,162	12
BNP Paribas	5/6/15	IDR	13,399,758	USD	1,036	(3)
Credit Suisse International	6/3/15	USD	82,202	GBP	53,586	(33)
BNP Paribas	5/7/15	USD	75,682	GBP	51,042	(2,665)
Goldman Sachs International	6/3/15	USD	56,530	CAD	68,234	2
Deutsche Bank AG	5/7/15	USD	48,161	CAD	60,161	(1,699)
Deutsche Bank AG	6/3/15	USD	47,039	EUR	42,276	(451)
Goldman Sachs International	5/7/15	USD	43,872	EUR	40,173	(1,240)
BNP Paribas	6/3/15	USD	41,119	AUD	52,281	(174)
Deutsche Bank AG	5/7/15	USD	39,217	AUD	50,181	(478)
Deutsche Bank AG	6/3/15	USD	37,360	JPY	4,465,028	(48)
Credit Suisse International	5/7/15	USD	35,072	JPY	4,176,632	90
Credit Suisse International	6/3/15	USD	28,748	CHF	27,079	(312)
BNP Paribas	6/2/15	USD	27,121	KRW	29,270,380	(157)
BNP Paribas	5/6/15	USD	24,687	KRW	27,314,759	(788)
Goldman Sachs International	5/7/15	USD	23,181	CHF	22,194	(615)
BNP Paribas	5/6/15	USD	17,447	INR	1,104,958	75
BNP Paribas	6/2/15	USD	16,488	INR	1,055,870	(10)
BNP Paribas	6/2/15	USD	13,283	BRL	40,407	31
BNP Paribas	5/5/15	USD	12,777	BRL	41,180	(866)
BNP Paribas	5/5/15	USD	10,418	TWD	324,820	(188)
BNP Paribas	6/2/15	USD	10,371	TWD	317,927	(10)

29

Global Minimum Volatility Fund

						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive		Deliver	($000)
Goldman Sachs International	6/3/15	USD	7,321	MXN	112,676	(5)
Deutsche Bank AG	5/7/15	USD	6,420	MXN	97,244	84
BNP Paribas	6/2/15	USD	5,251	RUB	273,671	2
BNP Paribas	5/6/15	USD	4,570	RUB	266,148	(586)
BNP Paribas	6/3/15	USD	3,595	NOK	27,170	(10)
Goldman Sachs International	5/7/15	USD	3,287	GBP	2,249	(165)
Deutsche Bank AG	6/3/15	USD	3,212	ILS	12,438	(9)
Credit Suisse International	5/7/15	USD	3,188	NOK	25,111	(146)
BNP Paribas	5/7/15	USD	2,799	CAD	3,496	(98)
BNP Paribas	5/7/15	USD	2,551	EUR	2,373	(113)
BNP Paribas	5/7/15	USD	2,496	CHF	2,441	(121)
BNP Paribas	6/2/15	USD	2,386	CLP	1,467,781	(6)
Deutsche Bank AG	5/7/15	USD	2,319	CHF	2,213	(54)
Deutsche Bank AG	6/3/15	USD	2,306	SEK	19,306	(13)
BNP Paribas	5/7/15	USD	2,121	SEK	18,115	(53)
Goldman Sachs International	5/7/15	USD	2,110	AUD	2,740	(58)
BNP Paribas	5/5/15	USD	1,016	IDR	13,399,758	(17)
BNP Paribas	6/3/15	USD	1,001	IDR	13,101,550	(3)
						(10,108)
AUD—Australian dollar.
BRL—Brazilian real.
CAD—Canadian dollar.
CHF—Swiss franc.
CLP—Chilean peso.
EUR—Euro.
GBP—British pound.
IDR—Indonesian rupiah.
ILS—Israeli shekel.
INR—Indian rupee.
JPY—Japanese yen.
KRW—Korean won.
MXN—Mexican peso.
NOK—Norwegian krone.
RUB—Russian ruble.
SEK—Swedish krona.
TWD—Taiwanese dollar.
USD—U.S. dollar.

30

Global Minimum Volatility Fund

The following table summarizes the fund’s derivative assets and liabilities by counterparty for derivatives subject to agreements that provide for offsetting assets and liabilities. Exchange traded derivatives are listed separately.

	Assets	Liabilities		Amounts Not Offset in the		Net
	Reflected in	Reflected in	Net Amount	Statement of Net Assets		Exposure[3]
	Statement of	Statement of	Receivable	Collateral	Collateral	(Not Less
Net Assets[1]		Net Assets[1]	(Payable)	Pledged [2]	Received [2]	Than $0)
	($000)	($000)	($000)	($000)	($000)	($000)
Forwards Subject to Offsetting
Arrangements, by Counterparty
BNP Paribas	295	(6,103)	(5,808)	11,246	—	—
Credit Suisse International	430	(491)	(61)	212	—	—
Deutsche Bank AG	592	(2,752)	(2,160)	5,535	—	—
Goldman Sachs International	6	(2,085)	(2,079)	821	—	—
Exchange Traded Futures Contracts	2	(45)	(43)	3,658	—	—
Total	1,325	(11,476)	(10,151)	21,472	—	—

1 Absent an event of default or early termination, derivative assets and liabilities are presented gross and not offset in the Statement of
Net Assets.
2 Securities or other assets pledged as collateral are noted in the Statement of Net Assets. Securities or other assets received as collateral are held in a segregated account and not included in the fund’s security holdings in the Statement of Net Assets.
3 Net Exposure represents the net amount receivable from the counterparty in the event of default. Counterparties are not required to exchange collateral if amount is below a specified minimum transfer amount.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; such differences are primarily attributed to mark-to-market of open forward currency contracts. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At April 30, 2015, the cost of investment securities for tax purposes was $845,165,000. Net unrealized appreciation of investment securities for tax purposes was $43,742,000, consisting of unrealized gains of $60,576,000 on securities that had risen in value since their purchase and $16,834,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended April 30, 2015, the fund purchased $512,402,000 of investment securities and sold $154,802,000 of investment securities, other than temporary cash investments.

31

Global Minimum Volatility Fund

G. Capital share transactions for each class of shares were:

	Six Months Ended		December 12, 2013[1] to
	April 30, 2015		October 31, 2014
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	127,974	11,146	352,372	34,751
Issued in Lieu of Cash Distributions	21,996	2,000	702	69
Redeemed	(47,852)	(4,189)	(34,726)	(3,279)
Net Increase (Decrease)—Investor Shares	102,118	8,957	318,348	31,541
Admiral Shares
Issued	292,289	12,750	130,196	6,096
Issued in Lieu of Cash Distributions	8,043	366	26	1
Redeemed	(39,660)	(1,732)	(22,712)	(1,057)
Net Increase (Decrease)—Admiral Shares	260,672	11,384	107,510	5,040
1 Inception.

At April 30, 2015, Vanguard Managed Payout Fund was the record or beneficial owner of 39% of the fund’s net assets. If the shareholder were to redeem its investment in the fund, the redemption might result in an increase in the fund’s expense ratio, cause the fund to incur higher transaction costs, or lead to the realization of taxable capital gains.

H. Management has determined that no material events or transactions occurred subsequent to April 30, 2015, that would require recognition or disclosure in these financial statements.

32

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

33

Six Months Ended April 30, 2015
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Global Minimum Volatility Fund	10/31/2014	4/30/2015	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,076.98	$1.44
Admiral Shares	1,000.00	1,077.69	0.98
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.41	$1.40
Admiral Shares	1,000.00	1,023.85	0.95

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.28% for Investor Shares and 0.19% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

34

Trustees Approve Advisory Arrangement

The board of trustees of Vanguard Global Minimum Volatility Fund has renewed the fund’s investment advisory arrangement with The Vanguard Group, Inc. (Vanguard). Vanguard’s Equity Investment Group—through its Quantitative Equity Group—serves as the investment advisor for the fund. The board determined that continuing the fund’s internalized management structure was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the arrangement. Rather, it was the totality of the circumstances that drove the board’s decision.

Nature, extent, and quality of services

The board reviewed the quality of the investment management services provided to the fund since its inception in 2013, and took into account the organizational depth and stability of the advisor. The board considered that Vanguard has been managing investments for more than three decades. The Quantitative Equity Group adheres to a sound, disciplined investment management process; the team has considerable experience, stability, and depth.

The board concluded that Vanguard’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory arrangement.

Investment performance

The board considered the performance of the fund since its inception, including any periods of outperformance or underperformance relative to a benchmark and peer group. The board concluded that the performance was such that the advisory arrangement should continue. Information about the fund’s performance since inception can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was well below the average expense ratio charged by funds in its peer group and that the fund’s advisory fee rate was also well below its peer-group average. Information about the fund’s expenses appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section.

The board did not conduct a profitability analysis of Vanguard, because of Vanguard’s unique “at-cost” structure. Unlike most other mutual fund management companies, Vanguard is owned by the funds it oversees, and produces “profits” only in the form of reduced expenses for fund shareholders.

The benefit of economies of scale

The board concluded that the fund’s at-cost arrangement with Vanguard ensures that the fund will realize economies of scale as it grows, with the cost to shareholders declining as fund assets increase.

The board will consider whether to renew the advisory arrangement again after a one-year period.

35

Glossary

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

36

This page intentionally left blank.

This page intentionally left blank.

This page intentionally left blank.

The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 178 Vanguard funds.

The following table provides information for each trustee and executive officer of the fund. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

InterestedTrustee[1]	Rajiv L. Gupta
Born 1945. Trustee Since December 2001.[2] Principal
F. William McNabb III	Occupation(s) During the Past Five Years and Other
Born 1957. Trustee Since July 2009. Chairman of	Experience: Chairman and Chief Executive Officer
the Board. Principal Occupation(s) During the Past	(retired 2009) and President (2006–2008) of
Five Years and Other Experience: Chairman of the	Rohm and Haas Co. (chemicals); Director of Tyco
Board of The Vanguard Group, Inc., and of each of	International PLC (diversified manufacturing and
the investment companies served by The Vanguard	services), Hewlett-Packard Co. (electronic computer
Group, since January 2010; Director of The Vanguard	manufacturing), and Delphi Automotive PLC
Group since 2008; Chief Executive Officer and	(automotive components); Senior Advisor at New
President of The Vanguard Group, and of each of	Mountain Capital.
the investment companies served by The Vanguard
Group, since 2008; Director of Vanguard Marketing	Amy Gutmann
Corporation; Managing Director of The Vanguard	Born 1949. Trustee Since June 2006. Principal
Group (1995–2008).	Occupation(s) During the Past Five Years and
Other Experience: President of the University of
IndependentTrustees	Pennsylvania; Christopher H. Browne Distinguished
Professor of Political Science, School of Arts and
Emerson U. Fullwood	Sciences, and Professor of Communication, Annenberg
Born 1948. Trustee Since January 2008. Principal	School for Communication, with secondary faculty
Occupation(s) During the Past Five Years and	appointments in the Department of Philosophy, School
Other Experience: Executive Chief Staff and	of Arts and Sciences, and at the Graduate School of
Marketing Officer for North America and Corporate	Education, University of Pennsylvania; Trustee of the
Vice President (retired 2008) of Xerox Corporation	National Constitution Center; Chair of the Presidential
(document management products and services);	Commission for the Study of Bioethical Issues.
Executive in Residence and 2009–2010 Distinguished
Minett Professor at the Rochester Institute of	JoAnn Heffernan Heisen
Technology; Director of SPX Corporation (multi-industry	Born 1950. Trustee Since July 1998. Principal
manufacturing), the United Way of Rochester,	Occupation(s) During the Past Five Years and Other
Amerigroup Corporation (managed health care), the	Experience: Corporate Vice President and Chief
University of Rochester Medical Center, Monroe	Global Diversity Officer (retired 2008) and Member
Community College Foundation, and North Carolina	of the Executive Committee (1997–2008) of Johnson
A&T University.	& Johnson (pharmaceuticals/medical devices/
consumer products); Director of Skytop Lodge
Corporation (hotels), the University Medical Center
at Princeton, the Robert Wood Johnson Foundation,
and the Center for Talent Innovation; Member of
the Advisory Board of the Institute for Women’s
Leadership at Rutgers University.

F. Joseph Loughrey	Executive Officers
Born 1949. Trustee Since October 2009. Principal
Occupation(s) During the Past Five Years and Other	Glenn Booraem
Experience: President and Chief Operating Officer	Born 1967. Controller Since July 2010. Principal
(retired 2009) of Cummins Inc. (industrial machinery);	Occupation(s) During the Past Five Years and Other
Chairman of the Board of Hillenbrand, Inc. (specialized	Experience: Principal of The Vanguard Group, Inc.;
consumer services), and of Oxfam America; Director	Controller of each of the investment companies served
of SKF AB (industrial machinery), Hyster-Yale Materials	by The Vanguard Group; Assistant Controller of each of
Handling, Inc. (forklift trucks), the Lumina Foundation	the investment companies served by The Vanguard
for Education, and the V Foundation for Cancer	Group (2001–2010).
Research; Member of the Advisory Council for the
College of Arts and Letters and of the Advisory Board	Thomas J. Higgins
to the Kellogg Institute for International Studies, both	Born 1957. Chief Financial Officer Since September
at the University of Notre Dame.	2008. Principal Occupation(s) During the Past Five
Years and Other Experience: Principal of The Vanguard
Mark Loughridge	Group, Inc.; Chief Financial Officer of each of the
Born 1953. Trustee Since March 2012. Principal	investment companies served by The Vanguard Group;
Occupation(s) During the Past Five Years and Other	Treasurer of each of the investment companies served
Experience: Senior Vice President and Chief Financial	by The Vanguard Group (1998–2008).
Officer (retired 2013) at IBM (information technology
services); Fiduciary Member of IBM’s Retirement Plan	Kathryn J. Hyatt
Committee (2004–2013); Director of the Dow Chemical	Born 1955. Treasurer Since November 2008. Principal
Company; Member of the Council on Chicago Booth.	Occupation(s) During the Past Five Years and Other
Experience: Principal of The Vanguard Group, Inc.;
Scott C. Malpass	Treasurer of each of the investment companies served
Born 1962. Trustee Since March 2012. Principal	by The Vanguard Group; Assistant Treasurer of each of
Occupation(s) During the Past Five Years and Other	the investment companies served by The Vanguard
Experience: Chief Investment Officer and Vice	Group (1988–2008).
President at the University of Notre Dame; Assistant
Professor of Finance at the Mendoza College of	Heidi Stam
Business at Notre Dame; Member of the Notre Dame	Born 1956. Secretary Since July 2005. Principal
403(b) Investment Committee; Board Member of	Occupation(s) During the Past Five Years and Other
TIFF Advisory Services, Inc., and Catholic Investment	Experience: Managing Director of The Vanguard
Services, Inc. (investment advisors); Member of	Group, Inc.; General Counsel of The Vanguard Group;
the Investment Advisory Committee of Major	Secretary of The Vanguard Group and of each of the
League Baseball.	investment companies served by The Vanguard Group;
Director and Senior Vice President of Vanguard
André F. Perold	Marketing Corporation.
Born 1952. Trustee Since December 2004. Principal
Occupation(s) During the Past Five Years and Other	Vanguard Senior ManagementTeam
Experience: George Gund Professor of Finance and
Banking, Emeritus at the Harvard Business School	Mortimer J. Buckley	Chris D. McIsaac
(retired 2011); Chief Investment Officer and Managing	Kathleen C. Gubanich	Michael S. Miller
Partner of HighVista Strategies LLC (private investment	Paul A. Heller	James M. Norris
firm); Director of Rand Merchant Bank; Overseer of	Martha G. King	Glenn W. Reed
the Museum of Fine Arts Boston.	John T. Marcante

Peter F. Volanakis
Chairman Emeritus and Senior Advisor
Born 1955. Trustee Since July 2009. Principal
Occupation(s) During the Past Five Years and Other	John J. Brennan
Experience: President and Chief Operating Officer	Chairman, 1996–2009
(retired 2010) of Corning Incorporated (communications	Chief Executive Officer and President, 1996–2008
equipment); Trustee of Colby-Sawyer College;
Member of the Advisory Board of the Norris Cotton
Cancer Center and of the Advisory Board of the	Founder
Parthenon Group (strategy consulting).
John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.

© 2015 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q11942 062015

Item 2: Code of Ethics.

Not Applicable.

Item 3: Audit Committee Financial Expert.

Not Applicable.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Not Applicable.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

(a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: June 18, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WHITEHALL FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: June 18, 2015
VANGUARD WHITEHALL FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: June 18, 2015

* By: /s/ Heidi Stam

Heidi Stam, pursuant to a Power of Attorney filed on April 22, 2014 see file Number 2-17620, Incorporated by Reference.